UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04264

Name of Fund:  BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock California

Municipal Opportunities Fund of BlackRock California Municipal Series Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2020

Date of reporting period: 11/30/2019

Item	1 – Report to Stockholders

NOVEMBER 30, 2019

2019 Semi-Annual Report (Unaudited)

BlackRock California Municipal Series Trust

•	BlackRock California Municipal Opportunities Fund

BlackRock Multi-State Municipal Series Trust

•	BlackRock New Jersey Municipal Bond Fund
•	BlackRock Pennsylvania Municipal Bond Fund

BlackRock Municipal Series Trust

•	BlackRock Strategic Municipal Opportunities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended November 30, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as influential central banks shifted toward accommodative monetary policy, which led to broad-based optimism that a near-term recession could be averted.

After the dust settled, equity and bond markets posted solid returns while weathering significant volatility. U.S. large cap equities advanced the most, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — posted modest positive returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, proved to be an effective ballast for diversified investors. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide variety of risks were brought to bear on markets, including rising interest rates, slowing global growth, and heightened trade tensions. Volatility also rose in emerging markets, as the appreciating U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. Despite an economic slowdown in Europe and ongoing uncertainty about Brexit, European equities posted a modest positive return.

As equity performance faltered and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe U.S. economic growth will stabilize and gradually improve in 2020. The primary drivers of recent market performance — trade and monetary policies — could take a back seat to a nascent expansion in manufacturing and a recent uptick in global growth. The headwinds of policy uncertainty in 2019 could become tailwinds in 2020 due to pro-cyclical policy shifts.

Overall, we favor increasing investment risk to benefit from the brighter outlook. In addition to having a positive view for equities overall, we favor emerging market equities over developed market equities. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds, particularly local currency bonds, offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	15.26%	16.11%
U.S. small cap equities (Russell 2000® Index)	11.66	7.51
International equities (MSCI Europe, Australasia, Far East Index)	9.79	12.44
Emerging market equities (MSCI Emerging Markets Index)	5.87	7.28
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.10	2.32
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	3.88	13.34
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	3.81	10.79
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.31	8.13
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.27	9.68
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of November 30, 2019	BlackRock California Municipal Opportunities Fund

Investment Objective

BlackRock California Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal and California income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2019, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the S&P® California Municipal Bond Index. The following discussion of relative performance pertains to the S&P® California Municipal Bond Index.

What factors influenced performance?

Municipal bonds delivered solid returns in the past six months, with income augmented by modest price appreciation. The bond market remained well supported by expectations that the Fed, which reduced interest rates three times in 2019, would hold rates steady in 2020. Tax-exempt issues gained an additional benefit from the continued strength in investor demand. California municipal bonds performed in line with the national market.

The Fund trailed its benchmarks during the six-month period. The use of U.S. Treasury futures to manage interest rate risk, which prevented the Fund from gaining the full benefit of falling rates, was the largest factor in the shortfall. An underweight position in BBB rated securities also detracted. Lower-rated issues generally outperformed as large inflows into high yield products caused yield spreads to tighten.

The Fund’s positions in longer-maturity securities, which outpaced short-term issues, aided results. Overweight positions in the transportation and utilities sectors, both of which outperformed, also added value. Additionally, an allocation to tobacco securities — the strongest performing sector of the past six months — was additive. The Fund’s use of leverage, which amplified both income and the effect of positive market performance, was a further contributor.

Describe recent portfolio activity.

The Fund aims to deliver a balance of competitive total return and tax-free income using a tactical strategy that is designed to take advantage of credit, yield curve and interest rate trends.

The Fund’s investment adviser team committed cash to longer-maturity bonds in early 2019, when yields were higher. As the period progressed, strength in the broader market prompted the investment adviser to reduce the portfolio’s duration (interest rate sensitivity) and lock in gains on some of its positions in longer-term debt. As a result, the portfolio’s average maturity declined from its level as of May 31, 2019.

The Fund continued to seek opportunities to manage interest rate risk by actively adjusting its positioning in U.S. Treasury futures. Once rates began to decline in the second half of the period, the investment adviser reduced the size of the position.

The investment adviser used market volatility to add to the portfolio’s weighting in bonds rated below investment grade. The Fund had a 12% allocation to the category as of November 30, 2019, with the majority held in the tobacco sector and Puerto Rico. The portfolio’s allocation to taxable bonds, which stood at approximately 6% of assets at the end of November, remained relatively steady.

The Fund increased the portfolio’s leverage from 5% to 7%, with the majority of the change occurring in the first part of the period.

The Fund finished November with an elevated cash weighting of 6%. The investment adviser made an active decision to reduce duration by selling some positions in longer-term bonds that had performed well in the rally. In addition, the combination of low absolute yields and tight yield spreads indicated that valuations were less compelling. The investment adviser therefore opted to keep some cash on hand in the event that weaker market conditions caused valuations to become more attractive. Strong inflows into the Fund also played a role in the larger cash position. The investment adviser chose to take a cautious approach and await better opportunities to deploy these assets rather than buying securities at rich valuations. The Fund’s higher cash position had no material impact on Fund performance.

Describe portfolio positioning at period end.

The Fund was positioned defensively at the close of the period. In addition to maintaining the above-average cash weighting and using interest-rate risk-management strategies, the investment adviser positioned the Fund with a duration below that of the benchmark. The portfolio’s duration stood at 4.9 years on November 30, 2019 when risk-management strategies were included, compared with 6.4 years for the benchmark. Although the Fund added to its weighting in lower-rated securities, the portfolio maintained an above-average credit quality of AA- given the tightness in yield spreads on lower-quality debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of November 30, 2019 (continued)	BlackRock California Municipal Opportunities Fund

Performance Summary for the Period Ended November 30, 2019

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.57%	1.55%	1.67%	5.74%	N/A	4.01%	N/A	5.27%	N/A
Investor A	1.26	1.25	1.55	5.56	1.08%	3.77	2.87%	5.03	4.58%
Investor A1	1.43	1.42	1.64	5.65	N/A	3.91	N/A	5.18	N/A
Investor C	0.57	0.55	1.17	4.69	3.69	2.99	2.99	4.24	4.24
Investor C1	0.96	0.84	1.38	5.22	N/A	3.40	N/A	4.66	N/A
Class K	1.62	1.61	1.78	5.88	N/A	4.05	N/A	5.29	N/A
S&P® Municipal Bond Index(c)	—	—	2.31	8.13	N/A	3.55	N/A	4.44	N/A
S&P® California Municipal Bond Index(d)	—	—	2.37	8.25	N/A	3.72	N/A	5.04	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its assets in California municipal bonds. The Fund’s returns prior to January 26, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock California Municipal Bond Fund.

(c)

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)	The S&P® California Municipal Bond Index includes all California bonds in the S&P® Municipal Bond Index.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of November 30, 2019	BlackRock New Jersey Municipal Bond Fund

Investment Objective

BlackRock New Jersey Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and New Jersey personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2019, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the Custom New Jersey Index. The following discussion of relative performance pertains to the Custom New Jersey Index.

What factors influenced performance?

Municipal bonds delivered solid returns in the past six months, with income augmented by modest price appreciation. The bond market remained well supported by expectations that the Fed, which reduced interest rates three times in 2019, would hold rates steady in 2020. Tax-exempt issues gained an additional benefit from the continued strength in investor demand.

New Jersey state tax-backed bonds outperformed the national market, as the state’s fundamentals improved and credit spreads tightened amid the ongoing economic expansion. Although New Jersey carries one of the lowest state credit ratings at A3 and A- by Moody’s and Standard & Poor’s respectively, investors were attracted by the above-average yields of a large and economically diversified issuer.

The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields fell, as price rose, this strategy detracted from the Fund’s results. Reinvestment risk continued to be a headwind, as the proceeds from bonds that matured or were called needed to be reinvested at a lower prevailing yield compared to debt that was issued when yields were higher.

On the positive side, the Fund benefited from its holdings in the education and health care sectors. An above-benchmark duration (interest rate sensitivity) also added value, as did an allocation to longer-term debt. A modest amount of portfolio leverage augmented Fund returns and provided additional income. Positions in lower-rated bonds, which outpaced the broader market, were a further positive. Puerto Rico issues were a notable contributor among the Fund’s positions in lower-rated debt.

At period end, the Fund had a cash position slightly above 5% as inflows and bond redemptions from calls and maturities as well as a decline in New Jersey year-to-date issuance temporarily elevated the amount of cash held in the portfolio. The Fund’s cash position did not have a material impact on Fund performance.

Describe recent portfolio activity.

The Fund continued to add to its position in Puerto Rico bonds bringing total exposure to 3.6%. The investment adviser views Puerto Rico issues that have emerged from bankruptcy, or that never were in bankruptcy, as having both total return potential and diversification benefits.

With respect to the portfolio as a whole, the investment adviser looked for opportunities in revenue bonds and lower-rated investment grade securities but sought to diversify away from state-appropriated obligations.

Describe portfolio positioning at period end.

The Fund was overweight on the long end of the yield curve and underweight on the front end. Portfolio duration remained above that of the benchmark. Health care, corporates and education were key sector overweights, while tax-backed general obligation bonds were a notable underweight. The portfolio was overweight in prerefunded securities as well as those rated BBB and below. The Fund was underweight in AA, A and B rated issues.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of November 30, 2019 (continued)	BlackRock New Jersey Municipal Bond Fund

Performance Summary for the Period Ended November 30, 2019

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.00%	1.81%	2.10%	8.07%	N/A	3.87%	N/A	5.05%	N/A
Service	1.75	1.61	1.98	7.90	N/A	3.68	N/A	4.87	N/A
Investor A	1.67	1.52	1.98	7.90	3.31%	3.66	2.77%	4.87	4.41%
Investor A1	1.82	1.70	2.05	7.96	N/A	3.81	N/A	5.02	N/A
Investor C	1.01	0.88	1.59	7.10	6.10	2.90	2.90	4.08	4.08
Investor C1	1.41	1.16	1.80	7.56	N/A	3.30	N/A	4.50	N/A
Class K	2.05	1.92	2.13	8.22	N/A	3.89	N/A	5.06	N/A
S&P® Municipal Bond Index(c)	—	—	2.31	8.13	N/A	3.55	N/A	4.44	N/A
Custom New Jersey Index(d)	—	—	3.03	11.24	N/A	5.23	N/A	5.38	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund invests primarily in a portfolio of long-term investment grade New Jersey municipal bonds.
(c)

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)

The Custom New Jersey Index is a customized benchmark that reflects the returns of the S&P® New Jersey Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those New Jersey bonds in the S&P® New Jersey Municipal Bond Index that have maturities greater than 5 years for periods subsequent to January 1, 2013.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	7

Fund Summary as of November 30, 2019	BlackRock Pennsylvania Municipal Bond Fund

Investment Objective

BlackRock Pennsylvania Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and Pennsylvania personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2019, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the Custom Pennsylvania Index. The following discussion of relative performance pertains to the Custom Pennsylvania Index.

What factors influenced performance?

Municipal bonds delivered solid returns in the past six months, with income augmented by modest price appreciation. The bond market remained well supported by expectations that the Fed, which reduced interest rates three times in 2019, would hold rates steady in 2020. In addition, the tax-exempt market benefited from continued strength in investor demand.

Pennsylvania state tax-backed bonds outperformed the national market, as the state’s fundamentals improved and credit spreads tightened amid the ongoing economic expansion. The improvement in bond prices also reflected recent strong revenue growth, improvement in the state’s budget reserves, and overall progress toward budgetary stability.

The Fund’s allocation to the multi-family housing sector was a large detractor, as the rating agency Standard & Poor’s lowered its ratings on two entities held in the Fund. The investment adviser retained the positions on the basis of their valuations.

The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields fell, as price rose, this strategy detracted from the Fund’s results. Reinvestment risk continued to be a headwind, as the proceeds from bonds that matured or were called needed to be reinvested at a lower prevailing yield compared to debt that was issued when yields were higher.

On the positive side, the Fund benefited from its holdings in the education and health care sectors. An above-benchmark duration (interest rate sensitivity) also added value, as did an allocation to longer-term debt. Positions in lower-rated bonds, which outpaced the broader market, were a further positive. A modest amount of portfolio leverage augmented Fund returns and provided additional income.

Describe recent portfolio activity.

The Fund continued to add to its position in Puerto Rico bonds bringing total exposure to 4.3%. The investment adviser views Puerto Rico issues that have emerged from bankruptcy, or that never were in bankruptcy, as having both total return potential and diversification benefits.

With respect to the portfolio as a whole, the investment adviser looked for opportunities in revenue bonds and lower-rated investment grade securities, including those in the hospitals, higher education, housing and transportation sectors.

Describe portfolio positioning at period end.

The Fund was overweight on the long end of the yield curve and underweight on the front end. Portfolio duration remained above that of the benchmark. Higher education and hospitals were key sector overweights while transportation and tax-backed general obligation bonds were notable underweights. The portfolio was overweight in prerefunded securities, as well as those rated BBB and below. The Fund was underweight in AA and A rated issues.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of November 30, 2019 (continued)	BlackRock Pennsylvania Municipal Bond Fund

Performance Summary for the Period Ended November 30, 2019

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.02%	1.83%	1.58%	7.12%	N/A	3.47%	N/A	4.69%	N/A
Service	1.77	1.62	1.37	6.84	N/A	3.25	N/A	4.49	N/A
Investor A	1.70	1.61	1.37	6.84	2.30%	3.24	2.34%	4.47	4.02%
Investor A1	1.85	1.74	1.53	7.01	N/A	3.41	N/A	4.65	N/A
Investor C	1.03	0.92	1.08	6.05	5.05	2.46	2.46	3.67	3.67
Investor C1	1.37	1.37	1.15	6.35	N/A	2.85	N/A	4.09	N/A
Class K	2.09	1.99	1.61	7.17	N/A	3.49	N/A	4.70	N/A
S&P® Municipal Bond Index(c)	—	—	2.31	8.13	N/A	3.55	N/A	4.44	N/A
Custom Pennsylvania Index(d)	—	—	2.71	10.40	N/A	4.54	N/A	5.11	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund invests primarily in a portfolio of long-term investment grade Pennsylvania municipal bonds.
(c)

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)

The Custom Pennsylvania Index is customized benchmark that reflects the returns of the S&P® Pennsylvania Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those Pennsylvania bonds in the S&P® Pennsylvania Municipal Bond Index that have maturities greater than 5 years for periods subsequent to January 1, 2013.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	9

Fund Summary as of November 30, 2019	BlackRock Strategic Municipal Opportunities Fund

Investment Objective

BlackRock Strategic Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with a high level of income exempt from Federal income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2019, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index, as well as its custom blended secondary benchmark comprised of 65% S&P® Municipal Bond Investment Grade Index, 30% S&P® Municipal Bond High Yield Index and 5% Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index. The following discussion of relative performance pertains to the custom blended benchmark.

What factors influenced performance?

Municipal bonds delivered solid returns in the past six months, with income augmented by modest price appreciation. The bond market remained well supported by expectations that the Fed, which reduced interest rates three times in 2019, would hold rates steady in 2020. In addition, the tax-exempt market benefited from continued strength in investor demand.

The Fund trailed its benchmarks during the annual period. The use of U.S. Treasury futures to manage interest rate risk, which prevented the Fund from gaining the full benefit of falling rates, was the largest factor in the shortfall. Underweight positions in non-rated bonds and the 12- to 18-year maturity range also detracted from Fund performance.

On the plus side, sector allocations and security selection both added value. Overweight positions in the housing, transportation and health care sectors contributed positively, as did overweights in BBB rated issues and bonds with maturities of 25 years and above.

The Fund had a slightly elevated cash position available to add positions as the active new-issue market continued to provide opportunities to put new money to work and generate income. The Fund’s cash position had no material impact on Fund performance.

Describe recent portfolio activity.

The Fund’s duration moved from 4.5 years to 5.5 years over the course of the six-month period. (Duration is a measure of interest rate sensitivity). Duration was below the benchmark for most of 2019 in anticipation that yields would revert to normalized levels after the protracted rally. Later in the period, the investment adviser took advantage of market volatility and rising yields to increase duration.

At the sector level, the Fund reduced its weightings in local tax-backed and school district issues. The Fund maintained a high-quality bias, with its largest allocations to the AA and A rating tiers. About 18% of assets were held in high yield (below investment grade) bonds as of November 30, 2019, with the majority in the tobacco sector and Puerto Rico. The Fund had an allocation of approximately 58% to bonds with maturities of 20 years and above at the end of November, unchanged from the level of six months ago. The portfolio’s weighting in taxable securities remained at 6%. Toward the end of the period, the Fund’s activity focused on taking gains in strong recent performers.

Describe portfolio positioning at period end.

The Fund was notably overweight in the housing and transportation sectors and was underweight in local tax-backed and school district issues. The Fund’s average credit quality remained at A+.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of November 30, 2019 (continued)	BlackRock Strategic Municipal Opportunities Fund

Performance Summary for the Period Ended November 30, 2019

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.92%	1.86%	1.56%	5.86%	N/A	4.13%	N/A	4.92%	N/A
Investor A	1.63	1.58	1.44	5.62	1.13%	3.90	3.01%	4.67	4.22%
Investor A1	1.84	1.79	1.53	5.88	N/A	4.06	N/A	4.83	N/A
Investor C	0.96	0.90	1.06	4.92	3.92	3.12	3.12	3.89	3.89
Class K	1.99	1.94	1.59	5.93	N/A	4.16	N/A	4.94	N/A
S&P® Municipal Bond Index(c)	—	—	2.31	8.13	N/A	3.55	N/A	4.44	N/A
S&P® Municipal Bond Investment Grade Index(d)	—	—	2.20	7.94	N/A	3.40	N/A	4.26	N/A
S&P® Municipal Bond High Yield Index(d)	—	—	3.98	11.09	N/A	5.80	N/A	7.48	N/A
Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index(d)	—	—	5.29	18.22	N/A	6.12	N/A	7.75	N/A
65% S&P® Municipal Bond Investment Grade Index, 30% S&P® Municipal Bond High Yield Index and 5% Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index	—	—	2.89	9.38	N/A	4.26	N/A	5.40	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund invests at least 80% of its assets in municipal bonds. The Fund’s returns prior to January 27, 2014 are the returns of the Fund when it followed different investment strategies under the name BlackRock Intermediate Municipal Fund.

(c)

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)	See “About Fund Performance” on page 14 for descriptions of the indexes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	11

Portfolio Information  as of November 30, 2019

BlackRock California Municipal Opportunities Fund

SECTOR ALLOCATION (a)

Sector	Percent of Total Investments (b)
Utilities	24%
County/City/Special District/School District	21
State	19
Transportation	17
Education	9
Health	6
Tobacco	3
Health Care Providers & Services	1

CREDIT QUALITY ALLOCATION (c)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa	8%
AA/Aa	33
A	16
BBB/Baa	2
BB/Ba	1
B/B	1
CC	3
N/R(d)	36

CALL/MATURITY SCHEDULE (e)

Percent of Total Investments (b)
Calendar Year Ended December 31,
2019	2%
2020	13
2021	6
2022	10
2023	2

BlackRock New Jersey Municipal Bond Fund

SECTOR ALLOCATION (a)

Sector	Percent of Total Investments (b)
Transportation	27%
Education	18
Health	16
County/City/Special District/School District	15
State	9
Utilities	5
Corporate	5
Tobacco	3
Housing	2

CREDIT QUALITY ALLOCATION (c)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa	2%
AA/Aa	39
A	20
BBB/Baa	25
BB/Ba	6
CC	1
N/R(d)	7

CALL/MATURITY SCHEDULE (e)

Percent of Total Investments (b)
Calendar Year Ended December 31,
2019	1%
2020	5
2021	11
2022	5
2023	5

(a)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(b)	Excludes short-term securities.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of November 30, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represented less than 1% of each Fund’s long-term investments.

(e)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Portfolio Information  as of November 30, 2019 (continued)

BlackRock Pennsylvania Municipal Bond Fund

SECTOR ALLOCATION (a)

Sector	Percent of Total Investments (b)
Health	26%
Education	23
County/City/Special District/School District	17
Transportation	12
Utilities	8
State	7
Housing	4
Corporate	3
Tobacco	—

CREDIT QUALITY ALLOCATION (c)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa	—	%(e)
AA/Aa	41
A	27
BBB/Baa	9
BB/Ba	2
B/B	1
CC	1
N/R(d)	19

CALL/MATURITY SCHEDULE (f)

Percent of Total Investments (b)
Calendar Year Ended December 31,
2019	1%
2020	14
2021	12
2022	4
2023	3

BlackRock Strategic Municipal Opportunities Fund

SECTOR ALLOCATION (a)

Sector	Percent of Total Investments (b)
Transportation	22%
County/City/Special District/School	17
State	14
Utilities	13
Housing	12
Health	11
Education	5
Tobacco	3
Corporate	3

CREDIT QUALITY ALLOCATION (c)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa	14%
AA/Aa	40
A	14
BBB/Baa	15
BB/Ba	7
B/B	2
N/R(d)	8

CALL/MATURITY SCHEDULE (f)

Percent of Total Investments (b)
Calendar Year Ended December 31,
2019	1%
2020	8
2021	4
2022	7
2023	7

(a)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(b)	Excludes short-term securities.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of November 30, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represented 2% for BlackRock Pennsylvania Municipal Bond Fund and less than 1% for BlackRock Strategic Municipal Opportunities Fund long-term investments.

(e)	Represents less than 1% of total investments.
(f)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

PORTFOLIO INFORMATION	13

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. For each Fund, Class K Shares performance shown prior to the Class K January 25, 2018 inception date is that of Institutional Shares. The performance of the Funds’ Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Service Shares (available only in BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor A1 Shares (for all Funds except BlackRock Strategic Municipal Opportunities Fund) are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.10% per year (but no distribution fee). Investor A1 Shares for BlackRock Strategic Municipal Opportunities Fund incur a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). The maximum initial sales charge does not apply to current eligible shareholders of Investor A1 Shares of the Funds. Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders and, for BlackRock California Municipal Opportunities Fund only, fee based programs previously approved by the Fund.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Investor C1 Shares (available in all Funds except BlackRock Strategic Municipal Opportunities Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders and, for BlackRock California Municipal Opportunities Fund only, fee based programs previously approved by the Fund. In addition, these shares are subject to a distribution fee of 0.35% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately ten years. On November 14-15, 2019, the Board of Trustees of each Trust approved the conversion of all issued and outstanding Investor C1 Shares into Investor A Shares, which will be effective on or about the close of business on February 24, 2020.

Investor A1 and Investor C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans and, for BlackRock California Municipal Opportunities Fund only, fee based programs previously approved by the Fund.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waivers may be reduced or discontinued at any time. With respect to each Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index — represents securities that are taxable, dollar-denominated, and issued by a U.S. state or territory, and have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding, and are rated investment-grade (at least BBB- by S&P or Fitch Ratings (“Fitch”) and/or Baa3 by Moody’s) by at least two of the following ratings agencies: S&P, Moody’s and Fitch.

S&P® Municipal Bond High Yield Index — a market-value-weighted index that consists of bonds in the S&P Municipal Bond Index that are nonrated or that are rated BB+ by S&P and/or Ba1 by Moody’s or lower; bonds that are prerefunded or escrowed to maturity are not included in this index.

S&P® Municipal Bond Investment Grade Index — a market-value-weighted index that consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by S&P and/or Baa3 by Moody’s.

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on June 1, 2019 and held through November 30, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual				Hypothetical (c)
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
BlackRock California Municipal Opportunities Fund	Beginning Account Value (06/01/19)	Ending Account Value (11/30/19)	Expenses Paid During the Period (a)	Expenses Paid During the Period (b)	Beginning Account Value (06/01/19)	Ending Account Value (11/30/19)	Expenses Paid During the Period (a)	Ending Account Value (11/30/19)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$1,016.70	$2.87	$2.17	$1,000.00	$1,022.15	$2.88	$1,022.85	$2.17
Investor A	1,000.00	1,015.50	4.13	3.48	1,000.00	1,020.90	4.14	1,021.55	3.49
Investor A1	1,000.00	1,016.40	3.23	2.57	1,000.00	1,021.80	3.23	1,022.45	2.58
Investor C	1,000.00	1,011.70	7.90	7.24	1,000.00	1,017.15	7.92	1,017.80	7.26
Investor C1	1,000.00	1,013.80	5.84	5.19	1,000.00	1,019.20	5.86	1,019.85	5.20
Class K	1,000.00	1,017.80	2.57	1.92	1,000.00	1,022.45	2.58	1,022.45	1.92

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.57% for Institutional, 0.82% for Investor A, 0.64 for Investor A1, 1.57% for Investor C, 1.16% for Investor C1 and 0.51% for Class K), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.43% for Institutional, 0.69% for Investor A, 0.51% for Investor A1, 1.44% for Investor C, 1.03% for Investor C1 and 0.38% for Class K), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

	Actual				Hypothetical (c)
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
BlackRock New Jersey Municipal Bond Fund	Beginning Account Value (06/01/19)	Ending Account Value (11/30/19)	Expenses Paid During the Period (a)	Expenses Paid During the Period (b)	Beginning Account Value (06/01/19)	Ending Account Value (11/30/19)	Expenses Paid During the Period (a)	Ending Account Value (11/30/19)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$1,021.00	$3.18	$2.63	$1,000.00	$1,021.85	$3.18	$1,022.40	$2.63
Service	1,000.00	1,019.80	4.44	3.89	1,000.00	1,020.60	4.45	1,021.15	3.89
Investor A	1,000.00	1,019.80	4.44	3.89	1,000.00	1,020.60	4.45	1,021.15	3.89
Investor A1	1,000.00	1,020.50	3.69	3.13	1,000.00	1,021.35	3.69	1,021.90	3.13
Investor C	1,000.00	1,015.90	8.21	7.66	1,000.00	1,016.85	8.22	1,017.40	7.67
Investor C1	1,000.00	1,018.00	6.15	5.60	1,000.00	1,018.90	6.16	1,019.45	5.60
Class K	1,000.00	1,021.30	2.93	2.38	1,000.00	1,022.10	2.93	1,022.10	2.38

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.63% for Institutional, 0.88% for Service, 0.88% for Investor A, 0.73% for Investor A1, 1.63% for Investor C, 1.22% for Investor C1 and 0.58% for Class K), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.52% for Institutional, 0.77% for Service, 0.77% for Investor A, 0.62% for Investor A1, 1.52% for Investor C, 1.11% for Investor C1 and 0.47% for Class K), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

DISCLOSURE OF EXPENSES	15

Disclosure of Expenses (continued)

Expense Examples (continued)

	Actual				Hypothetical (c)
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
BlackRock Pennsylvania Municipal Bond Fund	Beginning Account Value (06/01/19)	Ending Account Value (11/30/19)	Expenses Paid During the Period (a)	Expenses Paid During the Period (b)	Beginning Account Value (06/01/19)	Ending Account Value (11/30/19)	Expenses Paid During the Period (a)	Ending Account Value (11/30/19)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$1,015.80	$3.83	$2.72	$1,000.00	$1,021.20	$3.84	$1,022.30	$2.73
Service	1,000.00	1,013.70	5.08	3.98	1,000.00	1,019.95	5.10	1,021.05	3.99
Investor A	1,000.00	1,013.70	5.08	3.98	1,000.00	1,019.95	5.10	1,021.05	3.99
Investor A1	1,000.00	1,015.30	4.33	3.22	1,000.00	1,020.70	4.34	1,021.80	3.23
Investor C	1,000.00	1,010.80	8.85	7.74	1,000.00	1,016.20	8.87	1,017.30	7.77
Investor C1	1,000.00	1,011.50	7.04	6.19	1,000.00	1,018.00	7.06	1,018.85	6.21
Class K	1,000.00	1,016.10	3.58	2.47	1,000.00	1,021.45	3.59	1,021.45	2.48

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.76% for Institutional, 1.01% for Service, 1.01% for Investor A, 0.86% for Investor A1, 1.76% for Investor C, 1.40% for Investor C1 and 0.71% for Class K), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.54% for Institutional, 0.79% for Service, 0.79% for Investor A, 0.64% for Investor A1, 1.54% for Investor C, 1.17% for Investor C1 and 0.49% for Class K), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

	Actual				Hypothetical (c)
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
BlackRock Strategic Municipal Opportunities Fund	Beginning Account Value (06/01/19)	Ending Account Value (11/30/19)	Expenses Paid During the Period (a)	Expenses Paid During the Period (b)	Beginning Account Value (06/01/19)	Ending Account Value (11/30/19)	Expenses Paid During the Period (a)	Ending Account Value (11/30/19)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$1,015.60	$3.58	$2.72	$1,000.00	$1,021.45	$3.59	$1,022.30	$2.73
Investor A	1,000.00	1,014.40	4.68	3.83	1,000.00	1,020.35	4.70	1,021.20	3.84
Investor A1	1,000.00	1,015.30	3.88	3.02	1,000.00	1,021.15	3.89	1,022.00	3.03
Investor C	1,000.00	1,010.60	8.44	7.64	1,000.00	1,016.60	8.47	1,017.40	7.67
Class K	1,000.00	1,015.90	3.23	2.37	1,000.00	1,021.80	3.23	1,021.80	2.38

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.71% for Institutional, 0.93% for Investor A, 0.77% for Investor A1, 1.68% for Investor C and 0.64% for Class K), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.54% for Institutional, 0.76% for Investor A, 0.60% for Investor A1, 1.52% for Investor C and 0.47% for Class K), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, there is no guarantee that these objectives can be achieved in all interest rate environments.

Each Fund may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, the Funds transfer municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Funds’ NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, such Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by such Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	17

Schedule of Investments (unaudited) November 30, 2019	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds — 1.3%

Consumer Finance — 0.2%
Low Income Investment Fund, Series 2019, 3.71%, 07/01/29	$7,295	$7,569,444

Education — 0.2%
Pepperdine University, 3.95%, 12/01/57	4,770	5,543,929
University of Southern California, 3.03%, 10/01/39	650	669,869

		6,213,798

Health Care Providers & Services — 0.8%
Adventist Health System/West, 2.43%, 09/01/24	9,894	9,890,537
CommonSpirit Health:
3.35%, 10/01/29	12,432	12,482,198
4.19%, 10/01/49	2,208	2,246,754
Kaiser Foundation Hospitals, 3.50%, 04/01/22	3,880	4,013,302
Valley Children’s Hospital, Series A, 4.40%, 03/15/48	4,000	4,673,498

		33,306,289

Pharmaceuticals — 0.1%
AbbVie, Inc., 4.88%, 11/14/48	2,871	3,281,962

Total Corporate Bonds — 1.3% (Cost — $48,047,829)		50,371,493

	Shares

Investment Companies — 3.7%
iShares National Muni Bond ETF(k)	1,250,000	142,562,500

Total Investment Companies — 3.7% (Cost — $140,619,412)		142,562,500

	Par (000)

Municipal Bonds — 78.6%

California — 71.2%

County/City/Special District/School District — 16.9%
Butte-Glenn Community College District, GO, Election of 2016, Series A, 5.25%, 08/01/46	$12,360	15,295,006
California Infrastructure & Economic Development Bank, RB:
Build America Bonds, 6.49%, 05/15/49	2,125	3,066,928
Goodwill Industry San Joaquin, 5.85%, 09/01/37	2,745	2,750,902
California Pollution Control Financing Authority, RB, Republic Services, Inc. Project, AMT(a)(b):
1.33%, 11/01/42	17,500	17,499,825
1.45%, 11/01/42	25,000	24,999,750
California Pollution Control Financing Authority, Refunding RB, VRDN, Republic Services, Inc. Project, Series A, AMT, 1.45%, 08/01/23(a)(b)	28,000	27,999,720
California School Cash Reserve Program Authority, RB, Series B, 2.00%, 06/30/20	28,000	28,161,840
California Statewide Communities Development Authority, RB, Lancer Educational Student Housing Project, 5.00%, 06/01/51(a)	1,035	1,183,336
California Statewide Communities Development Authority, Special Assessment, Statewide Community Infrastructure Program, Series A:
5.00%, 09/02/39	1,460	1,714,945
5.00%, 09/02/44	715	830,415
5.00%, 09/02/48	715	828,063
City & County of San Francisco, COP, Green Bond, 49 South Van Ness Project:
4.00%, 04/01/41	5,705	6,405,003
4.00%, 04/01/42	10,450	11,666,484

Security	Par (000)	Value

County/City/Special District/School District (continued)
City & County of San Francisco California, GO:
Public Health & Safety, Series E, 5.00%, 06/15/20	$1,175	$1,200,180
Series B, 5.00%, 06/15/20	2,225	2,272,682
Series C, 5.00%, 06/15/20	4,855	4,959,043
City & County of San Francisco California Community Facilities District No. 2014-1, Special Tax, Green Bond, Series B:
3.78%, 09/01/30	1,110	1,191,674
3.92%, 09/01/31	3,410	3,682,493
3.97%, 09/01/32	1,880	2,028,257
4.02%, 09/01/33	2,070	2,231,129
City & County of San Francisco California Redevelopment Agency, Tax Allocation Bonds, Series D:
Mission Bay South Redevelopment Project, 0.00%, 08/01/23(a)(c)	1,000	875,540
Mission Bay South Redevelopment Project, 0.00%, 08/01/31(a)(c)	3,000	1,752,840
3.13%, 08/01/28	1,150	1,189,549
3.25%, 08/01/29	1,000	1,036,490
3.38%, 08/01/30	1,250	1,298,450
City of Los Angeles California, COP, Senior, Sonnenblick Del Rio West Los Angeles (AMBAC), 6.20%, 11/01/31	4,000	4,015,440
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project, 6.50%, 05/01/42	2,395	2,554,100
County of Los Angeles Redevelopment Refunding Authority, Refunding, Tax Allocation Bonds, CRA/LA Project Areas, Series A, 2.00%, 09/01/22	2,235	2,230,798
County of North Orange Community College District California, GO, Election of 2014, Series B, 4.00%, 08/01/44	16,075	18,694,582
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	11,200	13,344,464
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(d)	2,895	3,075,011
Fremont Union High School District, GO, Series A, 4.00%, 08/01/46	16,250	18,386,062
Glendale Community California College District, GO, Election of 2016, Series A, 5.25%, 08/01/41	8,700	10,794,786
Hacienda La Puente Unified School District, GO, Election 2016, Series A, 5.25%, 08/01/42	5,000	6,250,400
Imperial Irrigation District, RB, Taxable (AMBAC), 6.94%, 01/01/26	17,570	20,690,959
Los Altos Elementary School District, GO, Refunding, Election of 2014, Series A-1, 4.00%, 08/01/44	12,035	13,514,703
Los Angeles Community College District California, GO:
Build America Bonds, 6.60%, 08/01/42	840	1,297,489
Series G, 4.00%, 08/01/39	5,645	6,137,357
Los Angeles Unified School District California, GO, Refunding, Series A:
5.00%, 07/01/20	37,070	37,921,869
5.00%, 07/01/21	29,250	31,067,595
5.00%, 07/01/22	30,705	33,783,790
Millbrae School District, GO, Series B-2, 6.00%, 07/01/21(d)	2,585	2,787,586
Mount San Antonio Community College District, GO, Refunding, Election of 2018, Series A, 5.00%, 08/01/44	10,000	12,605,000
Mountain View-Whisman School District, GO, Election of 2012, Series A, 4.00%, 09/01/42	12,000	13,397,520
Palomar Community College District, GO, Election of 2006, Series D, 5.25%, 08/01/45	3,000	3,775,530

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

County/City/Special District/School District (continued)
Pomona Redevelopment Agency Successor Agency, Refunding, Tax Allocation Bonds, 3.98%, 02/01/27	$4,155	$4,505,059
San Bernardino Community College District, GO, Refunding, 2.40%, 08/01/26(e)	6,300	6,289,605
San Bernardino Community College District, GO, Series A(e):
3.00%, 08/01/41	13,000	13,214,370
4.00%, 08/01/49	10,000	11,101,100
San Diego Association of Governments, RB, Mid-Coast Corridor Transit Project, Green Bond, 1.80%, 11/15/27	12,500	12,675,875
San Diego Community College District, Refunding, GO,Refunding, 5.00%, 08/01/41	20,000	24,235,000
San Diego Public Facilities Financing Authority Sewer Revenue, Refunding RB, Series A, 5.00%, 05/15/38	13,595	16,504,194
San Francisco Bay Area Rapid Transit District, GO, Green Bond, Election of 2004, Series F-1, 3.00%, 08/01/38	18,865	19,765,426
San Francisco Unified School District, GO, Election of 2011, Series B, 4.00%, 06/15/27	3,500	3,763,200
San Jose California Financing Authority, LRB, Convention Center Expansion & Renovation Project, Series A, 5.75%, 05/01/42	2,010	2,129,314
San Jose Evergreen Community College District, GO, Election of 2010, Series C, 4.13%, 09/01/43	18,435	20,316,292
San Jose Redevelopment Agency Successor Agency, Refunding, Tax Allocation Bonds, Series A-T, 3.25%, 08/01/29	8,730	9,164,056
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 08/01/41	5,000	5,339,950
San Mateo County Community College District, GO, Election of 2014, Series B, 5.00%, 09/01/45	28,755	35,697,032
State of California, GO, Refunding, 5.00%, 04/01/21	50,175	52,844,310

		659,990,368

Education — 5.0%
California Educational Facilities Authority, RB, Chapman University, Series A:
3.43%, 04/01/30	1,000	1,037,680
3.56%, 04/01/31	2,000	2,087,280
California Educational Facilities Authority, Refunding RB, Pitzer College, 6.00%, 04/01/20(d)	2,500	2,540,925
California Municipal Finance Authority, RB:
Emerson College, 6.00%, 01/01/22(d)	7,000	7,721,700
Urban Discovery Academy Project, 5.50%, 08/01/34(a)	300	321,012
Vista Charter Middle School, 6.00%, 07/01/44	500	562,505
Waste Management, Inc. Project, AMT, 2.00%, 12/01/44(b)	1,750	1,757,998
California Municipal Finance Authority, Refunding RB:
Republic Services, Inc. Project, 1.30%, 09/01/21(b)	50,000	49,999,500
William Jessup University, 5.00%, 08/01/39	1,785	2,012,141
William Jessup University, 5.00%, 08/01/48	2,140	2,388,582
California Public Finance Authority, RB, Trinity Classical Academy Project(a):
Series A, 5.00%, 07/01/36	385	416,120
Series A, 5.00%, 07/01/44	375	396,784
Series A, 5.00%, 07/01/54	520	544,003
Series B, 5.00%, 07/01/26	265	266,908
California School Finance Authority, RB, Series A(a):
Larchmont Charter School Project, 5.00%, 06/01/33	525	605,367
Larchmont Charter School Project, 5.00%, 06/01/43	525	594,284
Larchmont Charter School Project, 5.00%, 06/01/55	1,000	1,120,530
Real Journey Academies, 5.00%, 06/01/49	7,105	7,442,488
Real Journey Academies, 5.00%, 06/01/58	3,355	3,490,240
6.00%, 07/01/51	1,500	1,714,500

Security	Par (000)	Value

Education (continued)
Menifee Union School District, GO, Series A, 5.25%, 08/01/42	$7,275	$9,022,091
State of California University, Refunding RB, Systemwide, Series A:
5.00%, 11/01/41	28,735	34,396,944
5.00%, 11/01/42	16,750	20,358,620
University of California, RB:
Build America Bonds, 6.30%, 05/15/50	3,790	4,885,575
General, Series BD, 3.35%, 07/01/29	4,870	5,233,253
Series AV, 5.25%, 05/15/42	12,220	15,069,093
University of California, Refunding RB, General, Series AJ, 4.60%, 05/15/31	16,170	18,562,837

		194,548,960

Health — 5.1%
California Health Facilities Financing Authority, RB:
Adventist Health System/West, 3.00%, 03/01/41(b)	17,000	17,961,520
Children’s Hospital, Series A, 5.25%, 11/01/41	7,000	7,491,890
Scripps Health, Series A, 5.00%, 11/15/40	20,220	21,547,241
Senior, No Place Like Home Program, 2.93%, 06/01/32	1,690	1,691,673
Sutter Health, Series B, 6.00%, 08/15/20(d)	8,500	8,796,225
California Health Facilities Financing Authority, Refunding RB, Providence ST. Joseph Health, 5.00%, 10/01/39(b)	40,000	48,500,400
California Statewide Communities Development Authority, RB:
Kaiser Permanente, Series A, 5.00%, 04/01/42	23,555	25,500,172
Lancer Educational student Housing Project, Series A, 5.00%, 06/01/46(a)	4,100	4,541,365
Loma Linda University Medical Center, 5.50%, 12/01/58(a)	11,375	13,410,101
California Statewide Communities Development Authority, Refunding RB:
Lancer Educational student Housing Project, Series A, 5.00%, 06/01/36(a)	2,900	3,274,158
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	5,000	5,335,400
Marin Healthcare District, GO, Election of 2013:
4.00%, 08/01/40	11,535	12,775,589
Series A, 5.00%, 08/01/41	21,670	26,664,068

		197,489,802

Housing — 0.4%
California Community Housing Agency, RB, M/F Housing, Annadel Apartments, Series A, 5.00%, 04/01/49(a)	14,165	15,757,288

State — 11.0%
California State Public Works Board, RB:
Various Capital Projects, Series A, 5.00%, 04/01/23	2,375	2,591,552
Various Capital Projects, Series C, 5.00%, 11/01/38	5,000	6,320,700
Various Capital Projects, Series C, 5.00%, 11/01/44	20,000	24,884,600
Various Correctional Facilities, Series A, 5.00%, 09/01/20	3,500	3,601,045
City of Los Angeles California, RB, 5.00%, 06/25/20	200,000	204,454,000
State of California, GO, Build America Bonds, 7.60%, 11/01/40	2,000	3,320,540
State of California, GO, Refunding:
5.25%, 02/01/30	7,725	8,395,839
5.00%, 08/01/33	17,850	21,214,725
4.00%, 10/01/37	29,690	34,614,680
5.00%, 11/01/39	27,000	33,690,330
Construction Bonds, 4.00%, 10/01/44	10,000	11,490,700
5.25%, 10/01/39	10,170	12,279,055

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
Various Purposes-Bid Group, Series B, 2.65%, 04/01/26	$25,000	$25,393,250
State of California, GO, Various Purpose:
5.25%, 04/01/35	2,555	2,787,045
Various Purposes, 5.50%, 03/01/40	7,500	7,576,725
State of California Public Works Board, LRB, Series I:
5.25%, 11/01/32	1,115	1,285,484
5.50%, 11/01/33	2,315	2,687,715
State of California Public Works Board, RB:
Judicial Council Projects, Series D, 5.00%, 12/01/19	2,500	2,500,000
Various Capital Projects, Series A-1, 5.75%, 03/01/20(d)	4,950	5,007,469
State of California Public Works Board, Refunding RB:
Series G, 5.00%, 01/01/21	2,830	2,948,266
Various Capital Projects, Series C, 5.00%, 11/01/33	10,000	12,177,200

		429,220,920

Tobacco — 3.0%
County of California Tobacco Securitization Agency, Refunding RB:
Asset-Backed, Merced County, Series A, 5.13%, 06/01/38	1,000	1,005,170
Asset-Backed, Merced County, Series A, 5.25%, 06/01/45	4,765	4,800,547
Gold Country Settlement Funding Corp., 5.25%, 06/01/46	11,500	11,500,230
Golden Gate Tobacco Funding Corp., Series A, 5.00%, 06/01/36	2,410	2,410,892
Golden Gate Tobacco Funding Corp., Series A, 5.00%, 06/01/47	2,595	2,595,597
County of Los Angeles California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp.:
5.60%, 06/01/36	1,980	1,998,968
5.70%, 06/01/46	8,590	8,676,072
Golden State Tobacco Securitization Corp., Refunding RB:
Series A-1, 5.00%, 06/01/20	3,000	3,052,500
Series A-1, 5.00%, 06/01/47	38,550	39,672,191
Series A-2, 5.00%, 06/01/47	29,285	30,137,486
Inland Empire Tobacco Securitization Corp., Refunding RB, 3.68%, 06/01/38	9,445	9,709,554
Tobacco Securitization Authority of Southern California, Refunding RB, San Diego Country Tobacco Asset Securitization Corporation, 5.00%, 06/01/48	2,885	3,316,827

		118,876,034

Transportation — 13.1%
Bay Area Toll Authority, RB, Build America Bonds, San Francisco Toll Bridge, Series S-1, 7.04%, 04/01/50	4,720	7,747,219
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, 2.43%, 04/01/26	15,590	15,582,829
Burbank-Glendale-Pasadena Airport Authority Brick Campaign, ARB, Series B, 5.56%, 07/01/32	1,000	1,191,760
California Municipal Finance Authority, Refunding ARB, United Airlines, Inc. Project, AMT, 4.00%, 07/15/29	30,880	34,838,198
City & County of San Francisco Airports San Francisco International Airport, Refunding ARB, AMT:
Series A, 5.00%, 05/01/44	10,125	11,326,331
Series E, 5.00%, 05/01/45	26,750	32,350,380
City & County of San Francisco California Airports Commission, Refunding RB, Series A, AMT, 5.00%, 05/01/20	8,210	8,331,918

Security	Par (000)	Value

Transportation (continued)
City of Los Angeles California Department of Airports, ARB, AMT:
Los Angeles International Airport, Series D, 5.00%, 05/15/41	$8,850	$10,172,898
Los Angeles International Airport, Sub-Series A, 5.00%, 05/15/42	10,000	11,588,400
Senior Series A, 5.00%, 05/15/40	6,615	7,607,382
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport:
AMT, 5.00%, 05/15/43	1,375	1,671,271
Senior, Series A, 5.00%, 05/15/40	77,690	79,026,268
City of Los Angeles Department of Airports, ARB:
AMT, Subordinate, Series C, 5.00%, 05/15/38	4,215	5,066,852
Los Angeles International Airport, AMT, 4.00%, 05/15/44	10,365	11,573,352
Los Angeles International Airport, Series D, 5.25%, 05/15/33	18,720	19,070,251
Los Angeles International Airport, Series D, 5.00%, 05/15/40	5,000	5,085,950
Subordinate, Series C, AMT, 5.00%, 05/15/36	16,960	20,460,205
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/41	20,000	23,543,600
Series A-1, 5.75%, 03/01/34	6,720	7,063,661
Series A-1, 6.25%, 03/01/34	2,920	3,087,842
Port of Oakland, Refunding RB, Senior Lien, Series P, AMT:
5.00%, 05/01/22	3,660	3,974,467
5.00%, 05/01/23	4,000	4,340,880
5.00%, 05/01/26	4,800	5,201,424
5.00%, 05/01/27	12,850	13,918,349
San Diego Association of Governments, RB, Mid-Coast Corridor Transit Project, Green Bond, 5.00%, 11/15/23	5,000	5,571,000
San Diego County Regional Airport Authority, Refunding ARB, Subordinate, Series A(e):
5.00%, 07/01/36	5,000	6,310,900
5.00%, 07/01/39	5,000	6,261,800
5.00%, 07/01/44	8,000	9,914,640
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB, AMT, Series E:
5.00%, 05/01/38	4,220	5,178,278
5.00%, 05/01/39	4,330	5,286,670
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB, AMT:
Series D, 5.00%, 05/01/21	3,940	4,143,383
Second Series, Series A, 5.00%, 05/01/27	17,775	19,300,273
Second Series, Series A, 5.00%, 05/01/30	3,850	4,160,233
Second Series, Series C, 5.00%, 05/01/20	2,720	2,760,392
Series H, 5.00%, 05/01/21	35,190	37,057,533
Series H, 5.00%, 05/01/22	8,775	9,539,566
Series H, 5.00%, 05/01/23	10,000	11,201,400
Series H, 5.00%, 05/01/24	15,040	17,328,637
San Joaquin County Transportation Authority, Refunding RB, Measure K Sale Tax Revenue, 5.00%, 03/01/41	17,955	21,836,691

		509,673,083

Utilities — 16.7%
California Infrastructure & Economic Development Bank, RB, Green Bond, 5.00%, 10/01/20	21,050	21,753,701
City & County of San Francisco Public Utilities Commission Wastewater Revenue, Refunding RB, Sewer System, Series B, 4.00%, 10/01/42	17,010	18,135,382

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
City of Los Angeles California Department of Water & Power, RB:
Build America Bonds, 6.60%, 07/01/50	$1,105	$1,800,255
Power System, Series A, 5.00%, 07/01/42	9,250	11,101,202
Series A, 5.00%, 07/01/41	25,055	29,749,305
City of Los Angeles California Department of Water & Power, Refunding RB:
Series B, 5.00%, 07/01/43	7,000	8,617,140
Water System, Series A, 5.25%, 07/01/39	8,000	8,343,760
City of Los Angeles California Wastewater System Revenue, Refunding RB, Green Bond:
Series C, 5.00%, 06/01/35	4,520	5,383,953
Sub-Series A, 5.00%, 06/01/43	10,000	12,319,200
Sub-Series A, 5.25%, 06/01/47	20,000	24,568,400
City of Petaluma California Wastewater Revenue, Refunding RB, 6.00%, 05/01/21(d)	5,625	6,019,369
City of Riverside California Electric Revenue, RB, Build America Bond, 7.61%, 10/01/40	2,500	3,933,700
City of Sacramento California Water Revenue, RB, 5.00%, 09/01/42	6,465	7,793,687
City of San Francisco California Public Utilities Commission Wastewater Revenue, RB, Green Bond, Series A:
5.00%, 10/01/31	5,000	6,024,700
5.00%, 10/01/32	5,000	6,009,600
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, Public Utilities Commission, 4.00%, 11/01/30	19,910	23,151,547
County of San Diego California Water Authority, Refunding RB, 5.00%, 05/01/30	6,000	6,677,760
Eastern Municipal Water District Financing Authority, RB, Series D, 5.25%, 07/01/42	18,500	23,175,505
Los Angeles Department of Water, Refunding RB, Series A:
5.00%, 07/01/41	22,840	27,534,990
5.25%, 07/01/44	10,650	13,033,363
Los Angeles Department of Water & Power Power System Revenue, RB, Power System, Series B, 5.00%, 07/01/25	10,000	10,232,300
Los Angeles Department of Water & Power Power System Revenue, Refunding RB, Series D, 5.00%, 07/01/43	19,050	23,474,553
Metropolitan Water District of Southern California, RB, Series A, 5.00%, 07/01/40	16,105	19,127,264
Metropolitan Water District of Southern California, Refunding RB:
5.00%, 01/01/38	7,000	8,856,680
Series A, 5.00%, 10/01/35	5,000	5,436,850
Series A, 5.00%, 07/01/37	14,330	18,317,466
Series A, 5.00%, 07/01/38	18,860	24,049,895
Subordinate, Series D, 1.03%, 07/01/37(f)	10,000	9,992,090
Subordinate, Series E, 1.00%, 07/01/37(f)	7,000	6,997,305
Northern California Power Agency, RB, Build America Bonds, Series B, 7.31%, 06/01/40	2,150	3,158,307
Orange County Sanitation District, Refunding RB, Series B, 5.00%, 02/01/20	1,000	1,006,420
Rancho Water District Financing Authority, Refunding RB, Series A, 4.00%, 08/01/38	2,745	3,233,061
Sacramento Municipal Utility District, RB, Series G, 5.00%, 08/15/41	15,440	19,622,542
Sacramento Municipal Utility District, Refunding RB, Series A, 5.00%, 08/15/49(b)	40,000	45,171,200
San Diego County Water Authority Financing Corp., Refunding RB, Series B, 5.00%, 05/01/38	20,405	24,713,108

Security	Par (000)	Value

Utilities (continued)
San Diego Public Facilities Financing Authority, RB, Series A, 5.00%, 08/01/41	$1,010	$1,212,061
San Diego Public Facilities Financing Authority, Refunding RB, Series A:
5.00%, 05/15/20	2,000	2,036,380
5.00%, 05/15/36	5,000	6,081,350
Subordinate, 5.00%, 08/01/43	41,760	51,574,435
Subordinated, 5.25%, 08/01/47	15,505	19,375,358
San Diego Public Facilities Financing Authority Water Revenue, Refunding RB, Series B, 5.00%, 08/01/38	16,460	19,849,114
Semitropic Improvement District, Refunding RB, Series A (AGM), 2.60%, 12/01/26	2,120	2,117,965
State of California Department of Water Resources, Refunding RB, Water System:
Central Valley Project Revenue Bonds, Series AW, 4.00%, 12/01/34	24,000	27,772,560
Revenue, Series AW, 4.00%, 12/01/20	2,790	2,874,286
Series AS, 5.00%, 12/01/20	5,335	5,548,293
Series BA, 5.00%, 12/01/20	3,785	3,936,627
State of California Department of Water Resources Power Supply Revenue, Refunding RB, Series N, 5.00%, 05/01/20	1,500	1,524,750
Vista Joint Powers Financing Authority, Refunding LRB, Lease, 5.25%, 05/01/37	15,000	17,809,950

		650,228,689

Total Municipal Bonds in California		2,775,785,144

Illinois — 0.9%

County/City/Special District/School District — 0.9%
Chicago Board of Education, GO:
Build America Bonds, 6.52%, 12/01/40	8,075	9,149,136
Taxable Build America Bonds, 6.04%, 12/01/29	6,875	7,297,263
Taxable Build America Bonds, 6.14%, 12/01/39	13,850	15,172,121
Taxable Qualified School Construction Bonds, 6.32%, 11/01/29	3,650	3,991,421

Total Municipal Bonds in Illinois		35,609,941

Puerto Rico — 6.5%

State — 3.4%
Commonwealth of Puerto Rico, GO(g)(h):
Public Improvement, Series A, 5.25%, 07/01/22	940	719,494
Public Improvements, Series A, 5.25%, 07/01/26	330	252,588
Public Improvement, Series A, 5.13%, 07/01/31	3,340	2,556,500
Commonwealth of Puerto Rico, GO, Refunding(g)(h):
Public Improvement, 5.00%, 07/01/18	470	331,116
Public Improvements, Series A, 5.50%, 07/01/18	1,025	722,115
Public Improvement, Series A, 5.50%, 07/01/32	1,170	895,540
Public Improvement, Series A, 6.00%, 07/01/34	955	737,474
Series A, 8.00%, 07/01/35	11,945	7,363,949
Public Improvement, Series A, 5.50%, 07/01/39	8,805	5,819,181
Public Improvement, Series A, 5.00%, 07/01/41	7,370	4,870,796
Public Improvements, Series A, 5.75%, 07/01/41	1,110	803,825
Public Improvements, Series B, 6.00%, 07/01/39	3,970	3,065,729
Public Improvement, Series C, 6.00%, 07/01/39	470	362,945
Commonwealth of Puerto Rico, GO(g)(h):
5.38%, 07/01/33	1,025	784,555
6.00%, 07/01/38	1,630	1,258,725
Puerto Rico Public Buildings Authority, Refunding RB(h)(i):
Government Facilities, Series F (GTD), 5.25%, 07/01/24	500	429,063
Series M, 10.00%, 07/01/34	1,045	964,683

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/24(c)	$370	$325,652
CAB, Series A-1, 0.00%, 07/01/27(c)	707	564,299
CAB, Series A-1, 0.00%, 07/01/29(c)	1,117	829,239
CAB, Series A-1, 0.00%, 07/01/31(c)	1,330	910,984
CAB, Series A-1, 0.00%, 07/01/33(c)	1,909	1,205,438
CAB, Series A-1, 0.00%, 07/01/46(c)	50,400	13,361,040
CAB, Series A-1, 0.00%, 07/01/51(c)	35,228	6,858,539
Series A-1, 4.75%, 07/01/53	18,131	18,721,164
Series A-1, 5.00%, 07/01/58	20,391	21,433,592
Series A-2, 4.33%, 07/01/40	11,818	11,954,498
Series A-2, 4.78%, 07/01/58	20,042	20,667,310
Series A-2, 4.54%, 07/01/53	114	115,704
Series B-1, 0.00%, 07/01/46(c)	5,761	1,525,167

		130,410,904

Utilities — 3.1%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB:
5.00%, 07/01/33	630	655,118
5.13%, 07/01/37	5,430	5,644,539
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.00%, 07/01/38	11,935	12,110,683
6.00%, 07/01/44	5,815	5,900,655
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB:
5.75%, 07/01/37	3,065	3,234,678
5.25%, 07/01/42	4,415	4,613,101
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series B:
5.00%, 07/01/23	4,150	4,093,726
5.35%, 07/01/27	6,705	6,507,068
6.15%, 07/01/38	3,620	3,399,144
Puerto Rico Electric Power Authority, RB(g)(h):
Series 2013-A, 7.00%, 07/01/33	920	726,800
Series 2013-A, 7.00%, 07/01/43	955	754,450
Series A, 5.00%, 07/01/29	4,130	3,160,069
Series A, 6.75%, 07/01/36	7,630	6,027,700
Series A, 5.00%, 07/01/42	8,220	6,289,533
Series A-3, 10.00%, 07/01/19	2,137	1,829,388
Series B-3, 10.00%, 07/01/19	2,137	1,829,388
Series C-1, 5.40%, 01/01/18	5,870	4,798,682
Series C-2, 5.40%, 07/01/18	5,871	4,799,459
Series C-3, 5.40%, 01/01/20	593	485,147
Series C-4, 5.40%, 07/01/20	593	485,147
Series CCC, 5.25%, 07/01/26	1,680	1,285,452
Series CCC, 5.25%, 07/01/28	955	730,718
Series TT, 5.00%, 07/01/25	480	367,272
Series TT, 5.00%, 07/01/26	1,285	983,218
Series TT, 5.00%, 07/01/32	1,075	822,536
Series WW, 5.50%, 07/01/19	1,155	864,806
Series WW, 5.50%, 07/01/19	1,315	1,006,172
Series WW, 5.50%, 07/01/19	935	715,415
Series WW, 5.38%, 07/01/22	1,250	956,438
Series WW, 5.38%, 07/01/24	875	669,506
Series WW, 5.50%, 07/01/38	1,170	895,226
Series XX, 5.25%, 07/01/27	645	493,522
Series XX, 5.25%, 07/01/35	400	306,060
Series XX, 5.75%, 07/01/36	555	424,658
Series XX, 5.25%, 07/01/40	2,120	1,622,118

Security	Par (000)	Value

Utilities (continued)
Puerto Rico Electric Power Authority, Refunding RB(g)(h):
Series AAA, 5.25%, 07/01/22	$2,150	$1,645,073
Series AAA, 5.25%, 07/01/24	480	367,272
Series AAA, 5.25%, 07/01/26	1,840	1,407,876
Series AAA, 5.25%, 07/01/27	5,810	4,445,521
Series AAA, 5.25%, 07/01/28	3,480	2,662,722
Series AAA, 5.25%, 07/01/29	530	405,530
Series BBB, 5.40%, 07/01/28	2,805	2,146,246
Series UU, 1.00%, 07/01/19(f)	355	240,513
Series UU, 1.16%, 07/01/19(f)	395	267,613
Series UU, 1.00%, 07/01/20(f)	3,175	2,219,855
Series UU, 2.11%, 07/01/31(f)	3,765	2,632,364
Series ZZ, 5.00%, 07/01/19	925	707,764
Series ZZ, 5.25%, 07/01/19	2,945	2,253,367
Series ZZ, 5.25%, 07/01/21	3,590	2,746,889
Series ZZ, 5.25%, 07/01/24	1,990	1,522,649
Series ZZ, 5.25%, 07/01/26	4,335	3,316,925
Series ZZ, 5.00%, 07/01/28	990	757,499
Taxable Build America Bonds, Series YY, 6.13%, 07/01/40	4,060	3,106,509

		122,339,779

Total Municipal Bonds in Puerto Rico		252,750,683

Total Municipal Bonds — 78.6% (Cost — $2,961,715,394)		3,064,145,768

Municipal Bonds Transferred to Tender Option Bond Trusts(i) — 15.0%

California — 15.0%

County/City/Special District/School District — 2.7%
County of Santa Clara California, GO, Election of 2008, Series B, 4.00%, 08/01/42	14,995	15,905,198
Grossmont-Cuyamaca Community College District, GO, Election of 2008, Series B, 5.00%, 08/01/44	30,215	37,169,281
Ohlone Community College District, GO, Election of 2010, Series B, 4.00%, 08/01/44	47,250	51,084,337

		104,158,816

Education — 3.4%
California State University, Refunding RB, Systemwide, Series A:
5.00%, 11/01/42	10,000	12,154,400
5.00%, 11/01/43	35,250	43,658,887
University of California, RB, Limited Project, Series M, 5.00%, 05/15/42	20,000	24,188,000
University of California, Refunding RB, Series AZ, 5.00%, 05/15/43	41,740	51,298,043

		131,299,330

Health — 0.5%
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series A, 5.00%, 11/15/38	15,000	18,184,500

State — 0.5%
State of California, GO, Refunding, Various Purpose, 5.25%, 10/01/39	18,150	21,913,947

Transportation — 4.0%
City & County of San Francisco California, Refunding ARB, Series A, AMT, 5.25%, 05/01/42	40,370	48,395,153
City & County of San Francisco California Airports Commission, Refunding ARB, Series A, AMT, 5.00%, 05/01/42	26,950	31,612,889

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
City & County of San Francisco California Airports Commission, Refunding RB, San Francisco International Airport, Series B, AMT, 5.00%, 05/01/41	$22,475	$26,142,239
City of Los Angeles California Department of Airports, RB, AMT:
Los Angeles International Airport, Series B, 5.00%, 05/15/41	18,717	21,924,762
Sub-Series A, 5.00%, 05/15/42	23,625	27,999,632

		156,074,675

Utilities — 3.9%
City & County of San Francisco California Public Utiilities Commission Wastewater Revenue, RB, Series B, 5.00%, 10/01/43	41,405	51,262,287
East Bay Municipal Utility District Water System Revenue, RB, Green Bond, Series A, 5.00%, 06/01/42	27,045	33,296,705
Eastern Municipal Water District Financing Authority, RB, Series D, 5.00%, 07/01/47	36,105	44,167,971
Irvine Ranch Water District, 5.00%, 03/01/46	19,330	22,687,234

		151,414,197

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 15.0% (Cost — $546,535,875)		583,045,465

Total Long-Term Investments — 98.6% (Cost — $3,696,918,510)		3,840,125,226

Short-Term Securities — 7.8%

Commercial Paper — 2.6%
City & County of San Francisco California, 1.10%, 01/14/20	8,350	8,349,889
Los Angeles Municipal Improvement Corp., 1.64%, 12/19/19	26,000	26,006,659
State of California Department of Water Resources:
1.12%, 12/05/19	5,000	5,000,147
1.07%, 12/20/19	23,655	23,654,857
1.08%, 12/20/19	9,408	9,407,890
1.05%, 01/09/20	30,000	29,999,655

Total Commercial Paper — 2.6% (Cost — $102,413,000)		102,419,097

Security	Shares	Value

Short-Term Investment Fund — 5.2%
BlackRock Liquidity Funds California Money Fund, Institutional Class,
0.66%(j)(k)	204,060,480	$204,101,292

Total Short-Term Investment Fund — 5.2% (Cost — $204,101,292)		204,101,292

Total Short-Term Securities — 7.8% (Cost — $306,514,292)		306,520,389

Total Investments — 106.4% (Cost — $4,003,432,802)		4,146,645,615

Liabilities in Excess of Other Assets — (0.1)%		(3,037,379)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (6.3)%		(244,903,999)

Net Assets — 100.0%		$3,898,704,237

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)	Zero-coupon bond.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	When-issued security.
(f)	Variable rate security. Rate shown is the rate in effect as of period end.
(g)	Non-income producing security.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)	Annualized 7-day yield as of period end.

(k)

During the six months ended November 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 05/31/19	Shares Purchased	Shares Sold	Shares Held at 11/30/19	Value at 11/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds California Money Fund, Institutional Class(b)	256,535,508	—	(52,475,028)	204,060,480	$204,101,292	$692,567	$—	$—
iShares National Municipal Bond Fund	335,000	1,470,000	(555,000)	1,250,000	142,562,500	1,263,538	502,272	850,921

					$346,663,792	$1,956,105	$502,272	$850,921

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock California Municipal Opportunities Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	3,334	03/20/20	$431,284	$485,089
U.S. Treasury Long Bond	2,986	03/20/20	474,681	1,053,294
5-Year U.S. Treasury Note	1,124	03/31/20	133,721	81,903

				$1,620,286

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$1,620,286	$—	$1,620,286

(a)

Net cumulative unrealized appreciation (depreciation) on futures, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended November 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(52,686,512)	$—	$(52,686,512)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$12,790,625	$—	$12,790,625

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$1,012,315,164

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock California Municipal Opportunities Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$142,562,500	$3,697,562,726	$—	$3,840,125,226
Short-Term Securities(a)	204,101,292	102,419,097	—	306,520,389

	$346,663,792	$3,799,981,823	$—	$4,146,645,615

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$1,620,286	$—	$—	$1,620,286

(a)	See above Schedule of Investments for values in each sector/security type.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $244,322,162 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) November 30, 2019	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 90.3%

New Jersey — 86.7%

Corporate — 4.7%
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 5.25%, 09/15/29	$3,500	$3,812,270
Continental Airlines, Inc. Project, Series B, AMT, 5.63%, 11/15/30	1,000	1,144,640
Provident Group-Kean Properties, Series A, 5.00%, 07/01/47	265	293,177
Series A, 5.00%, 06/15/42	4,545	5,110,080
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Inc. Project, Series A, AMT, 5.70%, 10/01/39	1,445	1,447,399
New Jersey American Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	1,000	1,015,760
New Jersey American Water Co., Inc. Project, Series D, AMT, 4.88%, 11/01/29	1,000	1,029,360
Provident Group-Monteclair Properties LLC (AGM), 5.00%, 06/01/37	2,760	3,251,418
Sub Series A, 5.00%, 07/01/33	125	142,445
Sub Series A, 4.00%, 07/01/34	165	175,149

		17,421,698

County/City/Special District/School District — 12.3%
Carlstadt School District, GO, Refunding, 4.00%, 05/01/30	1,415	1,554,774
Casino Reinvestment Development Authority, Inc., Refunding RB:
5.25%, 11/01/39	1,020	1,100,223
5.25%, 11/01/44	1,590	1,711,683
(AGM), 4.00%, 11/01/34	500	542,795
City of Bayonne New Jersey, GO, Refunding, Qualified General Improvement (BAM), 5.00%, 07/01/39	660	768,049
City of East Orange New Jersey, GO, Refunding (AGM):
3.00%, 09/15/30	2,200	2,315,500
3.00%, 09/15/31	2,200	2,300,628
City of Perth Amboy New Jersey, GO, CAB, Refunding (AGM):
5.00%, 07/01/35	600	601,560
5.00%, 07/01/36	145	145,374
County of Essex New Jersey Improvement Authority, LRB, Newark Project, Series A (AGM), 5.00%, 11/01/20(a)	257	265,795
County of Essex New Jersey Improvement Authority, RB:
AMT, 5.25%, 07/01/45(b)	1,000	1,011,250
Newark Project, Series A (AGM), 6.00%, 11/01/20(c)	1,090	1,138,156
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC), 5.50%, 10/01/29	1,500	2,032,365
County of Mercer New Jersey, GO, Refunding, 3.00%, 02/15/31	1,585	1,674,394
County of Union New Jersey Utilities Authority, Refunding RB, Covanta Union, Inc., Series A, AMT, 4.75%, 12/01/31	1,250	1,315,450
Ewing Township Board of Education, GO:
4.00%, 07/15/38	920	1,033,326
4.00%, 07/15/39	840	941,354
Monmouth Regional High School District, GO, 3.00%, 02/01/34	1,260	1,301,845
New Jersey EDA, RB:
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 04/01/31	1,920	2,270,054
School Facilities Construction, Series EEE, 5.00%, 06/15/43	2,155	2,450,903
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 04/01/28	2,500	2,948,300

Security	Par (000)	Value

County/City/Special District/School District (continued)
New Jersey Sports & Exposition Authority, Refunding RB, (NPFGC), 5.50%, 03/01/21(a)	$805	$847,246
Toms River Board of Education, GO, River Regional School District, 3.00%, 07/15/37	4,605	4,722,197
Township of Bloomfield New Jersey, GO, Refunding, General Improvement Bonds:
3.00%, 02/01/32	1,000	1,050,750
3.00%, 02/01/33	1,040	1,084,554
Township of Egg Harbor New Jersey School District, GO, Refunding, (AGM), 5.75%, 07/15/25	2,000	2,470,460
Township of Irvington New Jersey, GO, Refunding, Series A (AGM), 5.00%, 07/15/31	2,445	2,795,124
Township of Monroe NJ/Gloucester County, GO, Refunding, 3.00%, 05/01/32	405	422,504
Township of Monroe NJ/Middlesex County, GO, Refunding:
3.00%, 06/01/37	385	394,517
3.00%, 06/01/38	410	419,163
Township of Sparta New Jersey Board of Education, GO, Refunding, 5.00%, 02/15/36	1,350	1,556,253

		45,186,546

Education — 15.0%
County of Atlantic New Jersey Improvement Authority, RB, Stockton University Atlantic City, Series A (AGM), 4.00%, 07/01/46	1,250	1,338,013
County of Gloucester New Jersey Improvement Authority, RB, Rowan University General Capital Improvement Projects:
5.00%, 07/01/44	530	611,731
Series A, 5.00%, 07/01/34	1,855	2,161,483
New Jersey EDA, RB:
Beloved Community Charter School, Inc. Project, Series A, 5.00%, 06/15/39(b)	825	897,278
Beloved Community Charter School, Inc. Project, Series A, 5.00%, 06/15/49(b)	135	144,883
Foundation Academy Charter School Project, Series A, 5.00%, 07/01/50	200	224,394
Friends of Vineland Public Charter School Projects, Series A, 5.25%, 11/01/54(b)	1,100	1,103,586
Golden Door Charter School Project, Series A, 6.25%, 11/01/38(b)	210	242,617
Golden Door Charter School Project, Series A, 6.50%, 11/01/52(b)	1,210	1,381,602
Golden Door Charter School Project, Series A, 5.13%, 11/01/29(b)	100	109,723
Hatikvah International Academy Charter School Project, Series A, 5.00%, 07/01/27(b)	170	183,019
Hatikvah International Academy Charter School Project, Series A, 5.25%, 07/01/37(b)	470	502,895
Hatikvah International Academy Charter School Project, Series A, 5.38%, 07/01/47(b)	815	856,606
Rutgers — The State University of New Jersey, College Avenue Redevelopment Project, 5.00%, 06/15/38	2,000	2,225,360
School Facilities Construction, 4.00%, 06/15/49	1,190	1,237,314
Series AAA, 5.00%, 06/15/41	1,990	2,225,198
Team Academi Charter School Project, Series A, 5.00%, 12/01/48	2,190	2,512,302
Team Academy Charter School Project, 6.00%, 10/01/43	1,000	1,122,950
New Jersey EDA, Refunding RB:
Greater Brunswick Charter School, Inc. Project, Series A, 4.75%, 08/01/24(b)	250	256,540
Greater Brunswick Charter School, Inc. Project, Series A, 5.63%, 08/01/34(b)	250	261,920

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Greater Brunswick Charter School, Inc. Project, Series A, 5.88%, 08/01/44(b)	$430	$447,699
School Facilities Construction, Series PP, 4.00%, 06/15/30	4,875	5,137,860
Teaneck Community Charter School Project, Series A, 3.50%, 09/01/22(b)	125	127,309
Teaneck Community Charter School Project, Series A, 5.00%, 09/01/37(b)	315	342,994
Teaneck Community Charter School Project, Series A, 5.13%, 09/01/52(b)	1,000	1,088,590
New Jersey Educational Facilities Authority, RB:
Higher Educational Capital Improvement Fund, Series A, 5.00%, 09/01/33	1,750	1,934,345
Rider University Issue, Series F, 4.00%, 07/01/42	940	980,025
Rider University Issue, Series F, 5.00%, 07/01/47	710	794,561
New Jersey Educational Facilities Authority, Refunding RB:
Kean University, Series H, 4.00%, 07/01/39	715	772,558
Montclair State University, Series A, 5.00%, 07/01/33	2,005	2,295,885
Montclair State University, Series B, 5.00%, 07/01/32	2,465	2,937,541
Ramapo College, Series B, 5.00%, 07/01/42	560	603,714
William Paterson University, Series C, 4.00%, 07/01/35	1,500	1,645,230
New Jersey Higher Education Student Assistance Authority, RB, Student Loan, AMT, Sub-Series C, 4.00%, 12/01/48	700	744,940
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/28	425	452,583
Series 1A, 5.00%, 12/01/25	45	45,026
Series 1A, 5.00%, 12/01/26	290	290,165
Series A, 2.38%, 12/01/29	3,000	3,008,370
Sub-Series C, AMT, 3.63%, 12/01/49	1,065	1,083,371
New Jersey Institute of Technology, RB, Series A:
5.00%, 07/01/22(c)	460	505,227
5.00%, 07/01/22(c)	280	307,530
5.00%, 07/01/32	1,040	1,130,740
5.00%, 07/01/40	5,000	5,784,900
5.00%, 07/01/42	635	684,638
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 01/01/45	2,000	2,286,160

		55,031,375

Health — 13.7%
New Jersey EDA, RB, Refunding Cranes Mill Project:
5.00%, 01/01/34	270	312,047
5.00%, 01/01/39	270	308,648
5.00%, 01/01/49	540	607,732
New Jersey Health Care Facilities Financing Authority, RB:
Greystone Park Psychiatric Hospital Project, Series A, 5.00%, 09/15/29	2,000	2,214,360
Inspira Health Obligated Group, 5.00%, 07/01/42	4,660	5,540,787
Robert Wood Johnson University Hospital, Series A, 5.25%, 07/01/35	1,460	1,643,128
Robert Wood Johnson University Hospital, Series A, 5.00%, 07/01/39	1,150	1,314,864
Robert Wood Johnson University Hospital, Series A, 5.00%, 07/01/43	1,535	1,742,332
Robert Wood Johnson University Hospital, Series A, 5.50%, 07/01/43	920	1,034,043
Valley Health System Obligated Group, 4.00%, 07/01/44(d)	1,070	1,193,296
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 07/01/21(c)	2,985	3,212,487
AHS Hospital Corp., 4.00%, 07/01/41	1,000	1,096,110

Security	Par (000)	Value

Health (continued)
Hackensack Meridian Health Obligated Group, Series A, 5.00%, 07/01/37	$6,000	$7,196,640
Holy Name Medical Center, 5.00%, 07/01/25	500	510,200
Hunterdon Medical Center, 5.00%, 07/01/31	300	339,393
Hunterdon Medical Center, 5.00%, 07/01/45	2,650	2,922,976
Meridian Health System Obligated Group, 5.00%, 07/01/27	1,500	1,638,105
Princeton Healthcare System, 5.00%, 07/01/34	1,000	1,185,160
Princeton Healthcare System, 5.00%, 07/01/39	4,060	4,773,586
Robert Wood Johnson University Hospital, 5.00%, 01/01/20(c)	1,500	1,504,530
RWJ Barnabas Health Obligated Group, Series A, 4.00%, 07/01/32	2,300	2,574,022
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 07/01/43	1,290	1,509,816
St. Barnabas Health Care System, Series A, 5.63%, 07/01/21(c)	1,540	1,648,216
St. Barnabas Health Care System, Series A, 5.00%, 07/01/25	2,230	2,437,479
St. Luke’s Warren Hospital Obligated Group, 5.00%, 08/15/34	460	508,581
Virtua Health, 5.00%, 07/01/29	285	324,304
New Jersey Health Care System Facilities Financing Authority, Refunding RB, St. Barnabas Health Care, Series A, 5.00%, 07/01/24	1,000	1,093,520

		50,386,362

Housing — 1.9%
New Jersey EDA, Refunding RB, Provident Group-Montclair Properties LLC (AGM), 5.00%, 06/01/42	690	806,969
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series A:
M/F Housing, 4.00%, 11/01/48	150	159,182
M/F Housing, 4.10%, 11/01/53	100	105,975
S/F Housing, 3.75%, 10/01/35	1,130	1,197,732
Newark Housing Authority Scholarship Foundation A New Jersey Non, RB, M/F Housing, Series A:
5.00%, 12/01/30	1,640	1,835,586
4.38%, 12/01/33	2,515	2,674,376

		6,779,820

State — 7.2%
Garden State Preservation Trust, RB (AGM):
CAB, Series B, 0.00%, 11/01/27(e)	4,135	3,461,160
CAB, Series B, 0.00%, 11/01/24(e)	10,000	9,107,700
Election of 2005, Series A, 5.75%, 11/01/28	2,565	3,203,993
New Jersey EDA, RB:
CAB, Motor Vehicle Surcharge, Series A (NPFGC), 0.00%, 07/01/21(e)	1,675	1,624,499
School Facilities Construction Bonds, Series DDD, 5.00%, 06/15/42	3,000	3,357,690
School Facilities Construction, Series KK, 5.00%, 09/01/22(c)	1,070	1,181,815
New Jersey EDA, Refunding RB:
CAB, Economic Fund, Series A (NPFGC), 0.00%, 03/15/21(e)	2,000	1,962,260
Cigarette Tax, 5.00%, 06/15/22	1,700	1,840,777
Cigarette Tax, 5.00%, 06/15/29	640	688,960

		26,428,854

Tobacco — 2.4%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	915	1,065,874
Sub-Series B, 5.00%, 06/01/46	7,085	7,830,838

		8,896,712

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation — 25.7%
Delaware River Port Authority, RB, Series D, 5.00%, 01/01/20(c)	$1,875	$1,880,606
Delaware River Port Authority of Pennsylvania & New Jersey, RB, 5.00%, 01/01/40	1,500	1,689,660
New Jersey EDA, RB, AMT, Goethals Bridge Replacement Project:
(AGM), 5.13%, 07/01/42	1,000	1,109,350
5.13%, 01/01/39	1,000	1,111,920
Private Activity Bond, 5.38%, 01/01/43	905	1,013,383
New Jersey State Turnpike Authority, Refunding RB:
Series A (BHAC), 5.25%, 01/01/30	1,000	1,334,110
Series B, 5.00%, 01/01/34	1,600	1,956,128
Series I, 5.00%, 01/01/20(c)	2,500	2,507,525
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program Bonds, Series S, 5.25%, 06/15/43	1,720	2,006,277
CAB, Transportation System, Series A, 0.00%, 12/15/32(e)	10,000	6,766,100
CAB, Transportation System, Series A, 0.00%, 12/15/35(e)	8,900	5,322,734
CAB, Transportation System, Series A, 0.00%, 12/15/38(e)	10,000	5,308,100
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/30	1,250	1,452,750
Series B, 5.25%, 06/15/26	1,500	1,583,985
Series BB, 4.00%, 06/15/50	1,620	1,683,504
Transportation Program, Series AA, 5.25%, 06/15/31	2,000	2,226,860
Transportation Program, Series AA, 5.00%, 06/15/45	1,000	1,097,220
Transportation System, Series A, 6.00%, 06/15/35	3,185	3,383,330
Transportation System, Series B, 5.00%, 06/15/42	600	622,962
New Jersey Transportation Trust Fund Authority, Refunding RB:
Federal Highway Reimbursement, Series A, 5.00%, 06/15/31	2,730	3,157,108
Transportation System, Series A, 5.00%, 12/15/32	1,775	2,076,182
Transportation System, Series A, 5.00%, 12/15/35	1,005	1,162,061
Transportation System, Series B (NPFGC), 5.50%, 12/15/21	1,800	1,945,800
New Jersey Turnpike Authority, RB, Series A, 4.00%, 01/01/48	9,000	10,088,280
New Jersey Turnpike Authority, Refunding RB, Series E, 5.00%, 01/01/32	1,350	1,661,215
Port Authority of New York & New Jersey, ARB:
Consolidated Bonds, AMT, 4.00%, 11/01/34(d)	2,345	2,676,700
Consolidated Bonds, AMT, 4.00%, 11/01/47(d)	3,545	3,923,960
Consolidated, 93rd Series, 6.13%, 06/01/94	1,000	1,188,030
JFK International Air Terminal LLC, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	1,270	1,317,409
Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	1,000	1,039,630
Port Authority of New York & New Jersey, Refunding ARB, AMT:
Consolidated Bonds, Series 225th, 4.00%, 09/01/43	7,305	8,183,938
Consolidated, 178th Series, 5.00%, 12/01/43	285	317,556
Consolidated, 186th Series, 5.00%, 10/15/44	3,000	3,389,850
Port Authority of New York & New Jersey, Refunding RB, Consolidated 205th series, 5.00%, 11/15/42	1,975	2,401,797
South Jersey Port Corp., Refunding ARB, Marine Terminal, Series B, 5.00%, 01/01/48	2,380	2,700,491
South Jersey Transportation Authority, Refunding RB, Series A:
5.00%, 11/01/22(c)	280	310,990
5.00%, 11/01/28	15	16,502

Security	Par (000)	Value

Transportation (continued)
Transportation System, 5.00%, 11/01/22(c)	$295	$327,651
Transportation System, 5.00%, 11/01/32	440	498,749
Transportation System, 5.00%, 11/01/33	250	282,468
Transportation System, 5.00%, 11/01/34	250	281,038
Transportation System, 5.00%, 11/01/39	1,500	1,674,360

		94,678,269

Utilities — 3.8%
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Keystone Urban Renewal Project, Series A, AMT, 5.00%, 12/01/24	465	501,628
New Jersey EDA, RB, MiddleSex Water Company Project (AMT), 4.00%, 08/01/59	4,200	4,528,104
New Jersey EDA, Refunding RB, New Jersey Natural Gas Company Project:
3.38%, 04/01/38	960	987,360
3.50%, 04/01/42	720	742,162
New Jersey Environmental Infrastructure Trust, RB, Series B, AMT, 5.00%, 09/01/28	1,355	1,438,400
North Hudson New Jersey Sewerage Authority, Refunding RB, Series A (NPFGC), 0.00%, 08/01/21(a)(e)	5,000	4,884,800
Passaic Valley Water Commission, RB, Series A, 6.00%, 12/15/20(c)	980	1,029,078

		14,111,532

Total Municipal Bonds in New Jersey		318,921,168

Puerto Rico — 3.6%

State — 2.3%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(e)	2,874	761,897
CAB, Series A-1, 0.00%, 07/01/51(e)	1,969	383,345
Series A-1, 4.75%, 07/01/53	1,821	1,880,273
Series A-1, 5.00%, 07/01/58	3,198	3,361,514
Series A-2, 4.33%, 07/01/40	580	586,699
Series A-2, 4.78%, 07/01/58	1,518	1,565,362
Series B-1, 0.00%, 07/01/46(e)	567	150,108

		8,689,198

Tobacco — 0.2%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	640	649,702

Utilities — 1.1%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	935	972,279
5.13%, 07/01/37	455	472,977
5.25%, 07/01/42	2,430	2,539,034

		3,984,290

Total Municipal Bonds in Puerto Rico		13,323,190

Total Municipal Bonds — 90.3% (Cost — $305,418,282)		332,244,358

Municipal Bonds Transferred to Tender Option Bond Trusts(f) — 10.8%

New Jersey — 10.8%

County/City/Special District/School District — 2.9%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	1,440	1,706,184

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

County/City/Special District/School District (continued)
County of Union New Jersey Utilities Authority, Refunding RB, Series A, AMT:
County Deficiency Agreement, 5.00%, 06/15/41	$2,000	$2,105,840
Resource Recovery Facility, Covanta Union, Inc., 5.25%, 12/01/31	6,300	6,750,198

		10,562,222

Education — 3.7%
New Jersey EDA, Refunding RB, New Jersey Natural Gas Company Project, AMT:(g)
3.00%, 08/01/41	4,622	4,505,636
3.00%, 08/01/43	6,648	6,480,016
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/23(c)	2,500	2,819,600

		13,805,252

Health — 2.2%
New Jersey Health Care Facilities Financing Authority, RB, Inspira Health Obligated Group, 4.00%, 07/01/47	7,332	7,972,238

Transportation — 2.0%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36	5,001	5,244,010
Port Authority of New York & New Jersey, Refunding ARB:
Consolidated, 169th Series, AMT, 5.00%, 10/15/41	495	523,508
Series 194th, 5.25%, 10/15/55	1,455	1,727,594

		7,495,112

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 10.8% (Cost — $38,400,288)		39,834,824

Total Long-Term Investments — 101.1% (Cost — $343,818,570)		372,079,182

Security	Shares	Value

Short-Term Securities — 5.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.95%(h)(i)	20,160,946	$20,162,962

Total Short-Term Securities — 5.5% (Cost — $20,162,579)		20,162,962

Total Investments — 106.6% (Cost — $363,981,149)		392,242,144

Liabilities in Excess of Other Assets — (0.6)%		(2,157,130)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (6.0)%		(22,162,764)

Net Assets — 100.0%		$367,922,250

(a)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	When-issued security.
(e)	Zero-coupon bond.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on February 1, 2037, is $5,808,746. See Note 4 of the Notes to Financial Statements for details.

(h)	Annualized 7-day yield as of period end.

(i)

During the six months ended November 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 05/31/19	Net Activity	Shares Held at 11/30/19	Value at 11/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	15,937,171	4,223,775	20,160,946	$20,162,962	$107,399	$1,082	$(719)

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	84	03/20/20	$10,866	$12,342
U.S. Treasury Long Bond	137	03/20/20	21,779	48,326
5-Year U.S. Treasury Note	87	03/31/20	10,350	6,595

				$67,263

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock New Jersey Municipal Bond Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of six months ended, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$67,263	$—	$67,263

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended November 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(2,339,580)	$—	$(2,339,580)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$355,532	$—	$355,532

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$40,951,125

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$372,079,182	$—	$372,079,182
Short-Term Securities	20,162,962	—	—	20,162,962

	$20,162,962	$372,079,182	$—	$392,242,144

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$67,263	$—	$—	$67,263

	$67,263	$—	$—	$67,263

(a)	See above Schedule of Investments for values in each sector, state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $22,053,726 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) November 30, 2019	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 85.9%

Pennsylvania — 81.6%

Corporate — 2.8%
County of Delaware Pennsylvania IDA, Refunding RB, Covanta Project, 5.00%, 07/01/43	$5,000	$5,075,500
Pennsylvania Economic Development Financing Authority, RB, AMT:
Green Bond, Covanta Project, 3.25%, 08/01/39(a)	2,800	2,802,268
VRDN, Waste Management, Inc. Project, 2.15%, 07/01/41(b)	5,000	5,064,900
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT:
Aqua Pennsylvania, Inc. Project, Series A, 5.00%, 12/01/34	1,540	1,587,987
National Gypsum Co., 5.50%, 11/01/44	1,355	1,423,942

		15,954,597

County/City/Special District/School District — 18.8%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project, 5.00%, 05/01/42(a)	330	373,742
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 05/01/35	2,310	2,471,053
5.00%, 05/01/42	3,900	4,077,138
Altoona Area School District, GO (BAM):
5.00%, 12/01/36	215	247,031
5.00%, 12/01/45	1,000	1,139,510
Altoona Area School District, GOL, Series A (AGM), 5.00%, 12/01/36	2,895	3,324,271
Bethlehem Area School District, GO (BAM), Series A:
5.00%, 08/01/34	2,390	2,778,996
5.00%, 08/01/35	1,790	2,081,466
Boyertown Area School District, GO:
5.00%, 10/01/36	890	1,003,350
5.00%, 10/01/38	1,335	1,505,106
City of Philadelphia Pennsylvania, GO, Refunding, Series A, 5.00%, 08/01/37	2,140	2,557,086
City of Philadelphia Pennsylvania, GO, Series B, 5.00%, 02/01/39	2,155	2,647,741
County of Chester IDA, RB, Green Bond, Longwood Gardens, Inc. Project, Sustainability Bonds, 4.00%, 12/01/49(c)	3,750	4,171,950
County of Chester IDA, Special Assessment Bonds, Woodlands At Greystone Project(a):
5.00%, 03/01/38	525	571,814
5.13%, 03/01/48	1,050	1,125,800
County of Delaware Springfield School District, GO, 5.00%, 03/01/40	1,710	2,077,547
County of Lancaster Pennsylvania, GO, Refunding:
4.00%, 11/01/34	500	556,245
4.00%, 11/01/35	520	576,170
4.00%, 11/01/36	540	596,781
4.00%, 11/01/37	565	622,376
4.00%, 11/01/38	585	642,067
County of Northampton Pennsylvania IDA, Tax Allocation Bonds, Route 33 Project, 7.00%, 07/01/32	1,710	1,910,634
County of Washington Redevelopment Authority, Refunding, Tax Allocation Bonds:
4.00%, 07/01/23	705	715,533
5.00%, 07/01/28	600	646,536
County of York Pennsylvania, GO, Refunding, 5.00%, 09/01/20(d)	2,500	2,571,425
Dallastown Area School District, GO, Refunding, 5.00%, 04/15/34	1,835	2,130,251

Security	Par (000)	Value

County/City/Special District/School District (continued)
Fox Chapel Area School District, GO:
5.00%, 02/01/39	$4,100	$4,912,538
5.00%, 02/01/42	6,365	7,498,606
Marple Newtown School District, GOL, 3.00%, 06/01/40	2,365	2,409,793
Mechanicsburg Area School District, GO, Series A:
4.00%, 03/01/40	2,160	2,385,482
4.00%, 03/01/41	2,245	2,475,472
4.00%, 03/01/42	2,335	2,569,691
North Allegheny School District, GOL, 4.00%, 05/01/39	1,000	1,129,400
Pittsburgh School District, GO, Series A:
4.00%, 09/01/37	2,240	2,505,619
4.00%, 09/01/38	2,235	2,492,405
School District of Philadelphia, Refunding, GOL, Series F, 5.00%, 09/01/37	1,815	2,111,880
State Public School Building Authority, RB, Community College, Allegheny County Project (AGM), 5.00%, 07/15/34	5,070	5,334,299
State Public School Building Authority, Refunding RB, Philadelphia School District (AGM), 5.00%, 06/01/33	5,000	5,864,750
Township of Bristol Pennsylvania School District, GO:
5.25%, 06/01/43	5,980	6,559,940
(BAM), 5.00%, 06/01/42	2,550	3,009,867
Township of Falls Pennsylvania, Refunding RB, Water & Sewer Authority, 5.00%, 12/01/37	2,115	2,239,172
Township of Lower Paxton Pennsylvania, GO, 5.00%, 04/01/42	630	712,637
Tredyffrin Easttown School District, GOL, 5.00%, 02/15/39	1,130	1,364,125
West Shore School District Pennsylvania, GOL:
5.00%, 11/15/43	4,045	4,821,559
5.00%, 11/15/48	1,975	2,337,314
Williamsport Sanitary Authority, Refunding RB, (BAM), 4.00%, 01/01/40	1,420	1,571,457

		107,427,625

Education — 16.9%
County of Adams Pennsylvania IDA, Refunding RB, Gettysburg College:
5.00%, 08/15/24	580	594,494
5.00%, 08/15/25	765	783,949
5.00%, 08/15/26	760	778,666
County of Allegheny Higher Education Building Authority, Refunding RB, Carnegie Mellon University Revenue Bonds, Series A, 5.00%, 08/01/27	965	1,217,338
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran Social Ministries Project:
4.13%, 01/01/38	260	278,421
4.00%, 01/01/36	645	687,506
5.00%, 01/01/39	1,240	1,432,448
County of Delaware Pennsylvania Authority, RB, Villanova University, 5.00%, 08/01/40	1,795	2,093,886
County of Delaware Pennsylvania Authority, Refunding RB:
Cabrini University, 5.00%, 07/01/47	3,870	4,289,663
Haverford College, 5.00%, 11/15/35	1,100	1,116,731
Villanova University, 5.25%, 12/01/19(d)	600	600,000
County of Montgomery Higher Education & Health Authority, Refunding RB, Series A:
Thomas Jefferson University, 5.00%, 09/01/48	2,500	2,925,800
Thomas Jeferson University, 5.00%, 09/01/37	1,365	1,636,294
County of Northampton Pennsylvania General Purpose Authority, Refunding RB, Moravian College, 5.00%, 10/01/36	890	1,014,484
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	2,500	3,027,475

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Pennsylvania Higher Educational Facilities Authority, RB, Thomas Jefferson University, 5.00%, 03/01/20(d)	$11,000	$11,102,080
Pennsylvania Higher Educational Facilities Authority, RB,Series AT-1, 4.00%, 06/15/34	5,790	6,402,814
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, 4.00%, 05/01/36	500	536,650
Drexel University, Series A, 5.25%, 05/01/21(d)	6,720	7,106,198
Drexel University, Series A, 5.25%, 05/01/41	420	438,539
La Salle University, 5.00%, 05/01/37	1,595	1,676,313
La Salle University, 5.00%, 05/01/42	2,655	2,779,015
State System of Higher Education, Series AL, 5.00%, 06/15/35	1,425	1,451,049
Thomas Jefferson University, 5.00%, 09/01/45	3,000	3,389,040
University of Science in Philadelphia, 5.00%, 11/01/36	5,165	5,800,192
Widener University, Series A, 5.25%, 07/15/33	2,420	2,650,069
Widener University, Series A, 5.50%, 07/15/38	365	399,974
Pennsylvania State University, RB:
5.00%, 03/01/40	10,000	10,085,800
5.00%, 09/01/48	2,615	3,184,259
Philadelphia Authority for Industrial Development, RB:
Alliance For Progress Charter School, Inc. Project, 4.00%, 06/15/29	485	497,823
Alliance For Progress Charter School, Inc. Project, 5.00%, 06/15/39	590	626,857
University of Sciences, 5.00%, 11/01/42	3,525	4,006,268
Philadelphia Authority for Industrial Development, Refunding RB:
1st Series, 5.00%, 04/01/45	3,330	3,797,432
La Salle University, 4.00%, 05/01/42	4,780	4,815,515
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania:
5.00%, 07/01/35	630	693,901
5.00%, 07/01/35	765	821,656
5.00%, 07/01/45	450	476,712
5.00%, 07/01/47	1,180	1,270,506

		96,485,817

Health — 18.8%
Allegheny County Industrial Development Authority, Refunding RB, U.S. Steel Corp. Project, 5.13%, 05/01/30	1,565	1,653,970
City of Pottsville Pennsylvania Hospital Authority, Refunding RB, Lehigh Valley Health, Series B, 5.00%, 07/01/41	5,000	5,835,800
County of Allegheny Hospital Development Authority, Refunding RB, Series A:
Allegheny Health Network Obligated Group Issue, 4.00%, 04/01/37	4,300	4,712,370
Allegheny Health Network Obligated Group Issue, 5.00%, 04/01/47	1,950	2,271,867
University Pittsburgh Medical Center, 4.00%, 07/15/38	2,500	2,784,425
University Pittsburgh Medical Center, 4.00%, 07/15/39	2,520	2,799,418
County of Berks Pennsylvania Municipal Authority, Refunding RB, Reading Hospital & Medical Center Project, Series A3, 5.50%, 11/01/31	5,000	5,043,600
County of Bucks Pennsylvania IDA, RB, St. Lukes University Health Network Project, 4.00%, 08/15/44	1,690	1,814,097
County of Bucks Pennsylvania IDA, Refunding RB, Pennswood Village Project, 5.00%, 10/01/37	1,560	1,751,022
County of Centre Pennsylvania Hospital Authority, RB, Mount Nittany Medical Center Project, 7.00%, 11/15/21(d)	4,110	4,573,896

Security	Par (000)	Value

Health (continued)
County of Chester Health & Education Facilities Authority, Refunding RB, Simpson Senior Services Project:
5.00%, 12/01/35	$1,000	$1,080,300
Series A, 5.25%, 12/01/45	1,500	1,618,710
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran Social Ministries, 5.00%, 01/01/38	4,400	4,871,988
County of Franklin Pennsylvania IDA, RB, Menno-Haven, Inc. Project:
5.00%, 12/01/29	125	141,110
5.00%, 12/01/39	235	259,273
5.00%, 12/01/49	150	163,836
5.00%, 12/01/54	635	691,858
County of Lancaster Pennsylvania Hospital Authority, Refunding RB:
Brethren Village Project, 5.25%, 07/01/41	1,500	1,635,705
Masonic Villages of The Grand Lodge of Pennsylvania Project, 5.00%, 11/01/35	925	1,046,591
County of Montgomery Pennsylvania IDA, Refunding RB:
Acts Retirement-Life Communities, 5.00%, 11/15/27	1,385	1,491,797
Acts Retirement-Life Communities, 5.00%, 11/15/28	895	963,333
Whitemarsh Continuing Care Retirement Community, 5.25%, 01/01/40	5,000	5,255,650
County of Northampton Pennsylvania General Purpose Authority, Refunding RB:
St. Luke’s University Health Network Project, 5.00%, 08/15/46	1,350	1,551,083
St. Lukes University Health Network Project, 5.00%, 08/15/48	1,875	2,196,150
County of Northampton Pennsylvania IDA, Refunding RB, MorningStar Senior Living, Inc.:
5.00%, 11/01/39	645	716,582
5.00%, 11/01/44	645	711,022
5.00%, 11/01/49	1,180	1,299,357
Doylestown Hospital Authority, RB, Doylestown Hospital, Series A, 4.00%, 07/01/45	1,250	1,299,663
DuBois Hospital Authority, Refunding RB, Penn Highlands Healthcare, 4.00%, 07/15/48	3,440	3,648,877
Geisinger Authority Pennsylvania, Refunding RB, Health System, Series A-2, 5.00%, 02/15/39	5,950	7,026,295
Lancaster IDA, RB, Willow Valley Communities Project:
4.00%, 12/01/44	730	786,108
5.00%, 12/01/44	1,170	1,348,905
4.00%, 12/01/49	985	1,053,812
Lancaster IDA, Refunding RB, Garden Spot Village Project(d):
5.38%, 05/01/23	730	833,142
5.75%, 05/01/23	1,285	1,482,633
Moon Industrial Development Authority, Refunding RB, 6.00%, 07/01/45	4,000	4,375,160
Mount Lebanon Hospital Authority, RB, St. Clair Memorial Hospital Project, 4.00%, 07/01/48	3,910	4,222,409
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	4,000	4,361,840
Pennsylvania Higher Educational Facilities Authority, Refunding RB, University of Pittsburgh Medical Center, Series E, 5.00%, 05/15/31	4,800	4,878,048
Philadelphia Authority for Industrial Development, Refunding RB, Children’s Hospital of Philadelphia, 4.00%, 07/01/35	2,450	2,759,312
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB:
Jefferson Health System of Chester Philadelphia, Series B, 5.00%, 05/15/20(d)	6,000	6,102,060
Presbyterian Medical Center, 6.65%, 12/01/19	470	470,000

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health (continued)
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series B (AGC), 5.38%, 07/01/20(d)	$3,590	$3,676,016

		107,259,090

Housing — 3.4%
Pennsylvania HFA, RB:
S/F Housing, Series 128B, 4.00%, 10/01/47	6,190	6,669,787
Brinton Manor Apartments & Brinton Towers, M/F Housing, Series A, 4.25%, 10/01/35	565	387,686
Brinton Manor Apartments & Brinton Towers, M/F Housing, Series A, 4.50%, 10/01/40	600	396,276
S/F Housing Mortgage, AMT, Series 118-B, 4.05%, 10/01/40	1,060	1,106,651
S/F Housing Mortgage, Series 123-B, 4.00%, 10/01/42	3,480	3,482,157
S/F Housing Mortgage, Series 2015-117-B, 4.05%, 10/01/40	845	886,278
Philadelphia IDA, RB, Series A:
3.50%, 12/01/36	1,210	886,894
4.00%, 12/01/46	5,740	3,971,391
4.00%, 12/01/51	2,300	1,531,156

		19,318,276

State — 2.5%
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment, 5.00%, 06/01/35	2,205	2,666,066
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	10,500	11,837,595

		14,503,661

Tobacco — 0.2%
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment, 5.00%, 06/01/33	1,000	1,217,410

Transportation — 11.0%
City of Philadelphia Pennsylvania, ARB, Series A, 5.00%, 06/15/40	14,000	14,256,200
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, AMT, Series B:
5.00%, 07/01/37	1,800	2,135,304
5.00%, 07/01/47	2,545	2,981,391
Delaware River Joint Toll Bridge Commission, RB, Bridge System, 5.00%, 07/01/42	2,500	3,000,900
Delaware River Port Authority, RB, Series D, 5.00%, 01/01/20(d)	7,500	7,522,425
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 5.00%, 11/01/41	1,510	1,614,930
Pennsylvania Turnpike Commission, RB:
CAB, Sub-Series A-3, 0.00%, 12/01/42(f)	6,740	3,111,791
CAB, Sub-Series A-3 (AGM), 0.00%, 12/01/40(f)	2,225	1,189,174
Series A, 5.25%, 12/01/44	1,500	1,868,340
Series A-1, 5.00%, 12/01/41	100	117,203
Sub-Series B, 5.25%, 12/01/48	3,215	3,894,490
Sub-Series B-1, 5.00%, 06/01/42	3,705	4,346,224
Subordinate, Series A, 5.00%, 12/01/44	755	907,880
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series A-1, 5.25%, 12/01/45	4,730	5,494,746
Southeastern Pennsylvania Transportation Authority, RB, Capital Grant Receipts(d):
5.00%, 06/01/21	3,140	3,319,482
5.00%, 06/01/21	4,155	4,392,500
Susquehanna Area Regional Airport Authority, Refunding RB, AMT, 5.00%, 01/01/38	2,200	2,522,674

		62,675,654

Security	Par (000)	Value

Utilities — 7.2%
City of Lancaster Pennsylvania, GO, (BAM), 4.00%, 11/01/42	$3,720	$4,077,753
City of Philadelphia PA Water & Wastewater Revenue, RB, Series B, 5.00%, 11/01/54	2,000	2,450,140
City of Philadelphia Pennsylvania Gas Works, RB:
12th Series B (NPFGC), 7.00%, 05/15/20(e)	200	205,144
9th Series, 5.25%, 08/01/20(d)	1,280	1,314,598
9th Series, 5.25%, 08/01/40	2,020	2,068,925
City of Philadelphia Pennsylvania Gas Works, Refunding RB:
5.00%, 08/01/30	700	813,589
5.00%, 08/01/31	900	1,042,227
5.00%, 08/01/32	1,200	1,385,676
5.00%, 08/01/33	600	691,326
5.00%, 08/01/34	1,050	1,207,353
City of Philadelphia Pennsylvania Water & Wastewater, RB:
Series A, 5.25%, 10/01/52	1,190	1,450,324
Series C (AGM), 5.00%, 08/01/20(d)	2,650	2,717,284
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB, Series A, 5.00%, 10/01/43	3,460	4,237,531
County of Allegheny Pennsylvania Sanitary Authority, RB:
5.00%, 06/01/43	4,000	4,843,280
Sewer Improvement (BAM), 5.25%, 12/01/41	2,090	2,355,200
County of Allegheny Pennsylvania Sanitary Authority, Refunding RB, Sewer Improvement (AGM), 5.00%, 06/01/40	1,000	1,031,860
County of Delaware Pennsylvania Regional Water Quality Control Authority, RB, Sewer Improvements, 5.00%, 05/01/23(d)	980	1,106,204
New Kensington Municipal Sanitary Authority, RB, (AGM), 3.25%, 12/01/47	2,055	2,108,923
Pennsylvania Economic Development Financing Authority, RB, Philadelphia Biosolids Facility, 6.25%, 01/01/32	3,690	3,729,668
Pittsburgh Water & Sewer Authority, RB, First Lien, Series A (AGM), 5.00%, 09/01/44	2,045	2,524,409

		41,361,414

Total Municipal Bonds in Pennsylvania		466,203,544

Puerto Rico — 4.3%

State — 2.8%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(f)	4,796	1,271,420
CAB, Series A-1, 0.00%, 07/01/51(f)	3,320	646,371
Series A-1, 4.75%, 07/01/53	3,176	3,279,379
Series A-1, 5.00%, 07/01/58	5,663	5,952,549
Series A-2, 4.33%, 07/01/40	1,950	1,972,522
Series A-2, 4.78%, 07/01/58	2,660	2,742,992
Series B-1, 0.00%, 07/01/46(f)	925	244,885

		16,110,118

Tobacco — 0.2%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	1,100	1,116,676

Utilities — 1.3%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	1,680	1,746,982
5.13%, 07/01/37	810	842,003
5.25%, 07/01/42	4,390	4,586,979

		7,175,964

Total Municipal Bonds in Puerto Rico		24,402,758

Total Municipal Bonds — 85.9% (Cost — $467,376,262)		490,606,302

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

Pennsylvania — 21.7%

Education — 8.2%
County of Montgomery Pennsylvania Higher Education & Health Authority, Refunding RB, Thomas Jefferson University Projects, 4.00%, 09/01/44(h)	$7,550	$8,221,724
County of Northampton General Purpose Authority, Refunding RB, Lafayette College:
4.00%, 11/01/38(h)	6,002	6,706,888
5.00%, 11/01/47	6,100	7,256,926
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	5,007	5,806,830
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System, Series A, 5.75%, 08/15/21(d)	9,280	9,999,478
Philadelphia Authority for Industrial Development, RB, Philadelphia College of osteopathic Medicine, 4.00%, 12/01/48(h)	8,090	8,824,815

		46,816,661

Health — 9.3%
County of Lehigh Pennsylvania, Refunding RB, Lehigh Valley Health Network, 4.00%, 07/01/49(h)	4,997	5,414,996
Geisinger Authority Pennsylvania, RB, Health System, Series A-1, 5.13%, 06/01/41	12,570	13,178,891
General Authority of Southcentral Pennsylvania, Refunding RB, Wellspan Health Obligated Group:
4.00%, 06/01/49	9,015	9,849,789
Series A, 5.00%, 06/01/44	5,000	5,545,150
Pennsylvania Economic Development Financing Authority, RB, University of Pittsburgh Medical Center, Series B, 4.00%, 03/15/40	2,000	2,156,700
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 07/01/41	9,380	9,874,045
Saint Mary Pennsylvania Hospital Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/48	6,096	7,207,645

		53,227,216

Housing — 0.9%
Pennsylvania HFA, Refunding RB, S/F Mortgage, Series 114A, AMT, 3.70%, 10/01/42(h)	5,194	5,257,414

State — 2.1%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/38(h)	11,000	12,211,320

Transportation — 1.2%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	2,520	3,035,743

Security	Par (000)	Value

Transportation (continued)
Pennsylvania Turnpike Commission, Refunding RB, Sub Series B-2 (AGM), 5.00%, 06/01/35	$2,900	$3,500,242

		6,535,985

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 21.7% (Cost — $116,771,038)		124,048,596

Total Long-Term Investments — 107.6% (Cost — $584,147,300)		614,654,898

	Shares

Short-Term Securities — 3.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.95%(i)(j)	17,420,200	17,421,942

Total Short-Term Securities — 3.1% (Cost — $17,421,681)		17,421,942

Total Investments — 110.7% (Cost — $601,568,981)		632,076,840

Other Assets Less Liabilities — 0.7%		3,806,023

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.4)%		(65,077,832)

Net Assets — 100.0%		$570,805,031

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)	When-issued security.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(f)	Zero-coupon bond.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between April 1, 2020 to June 1, 2039, is $25,255,270. See Note 4 of the Notes to Financial Statements for details.

(i)	Annualized 7-day yield as of period end.

(j)

During the six months ended November 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 05/31/19	Net Activity	Shares Held at 11/30/19	Value at 11/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	17,420,200	17,420,200	$17,421,942	$80,997	$(26)	$261

(a)	Includes net capital gain distributions, if applicable.

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Pennsylvania Municipal Bond Fund

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	116	03/20/20	$15,006	$17,044
U.S. Treasury Long Bond	236	03/20/20	37,517	83,248
5-Year U.S. Treasury Note	77	03/31/20	9,161	5,759

				$106,051

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$106,051	$—	$106,051

(a)

Net cumulative unrealized appreciation (depreciation) on futures, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended November 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(4,573,532)	$—	$(4,573,532)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$638,311	$—	$638,311

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$59,524,926

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Pennsylvania Municipal Bond Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$614,654,898	$—	$614,654,898
Short-Term Securities	17,421,942	—	—	17,421,942

	$17,421,942	$614,654,898	$—	$632,076,840

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$106,051	$—	$—	$106,051

(a)	See above Schedule of Investments for values in each sector/security type.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial reporting purposes. As of period end, TOB Trust Certificates of $64,781,010 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) November 30, 2019	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds — 0.9%

Consumer Finance — 0.0%
Low Income Investment Fund, Series 2019, 3.39%, 07/01/26	$3,500	$3,575,521

Diversified Financial Services — 0.1%
Western Group Housing LP, 6.75%, 03/15/57(a)	2,466	3,398,227

Education — 0.2%
American University, Series 2019, 3.67%, 04/01/49	9,280	10,112,192
Conservation Fund A Nonprofit Corp., Series 2019, 3.47%, 12/15/29	5,852	5,898,126
George Washington University, Series 2018, 4.13%, 09/15/48	171	201,369
Liberty University, Inc., Series 2019, 3.34%, 03/01/34(b)	4,808	4,794,214
Wesleyan University, 4.78%, 07/01/16	203	235,383

		21,241,284

Health Care Providers & Services — 0.5%
CommonSpirit Health:
2.95%, 11/01/22	25,385	25,813,312
3.35%, 10/01/29	10,729	10,772,322
4.19%, 10/01/49	7,086	7,210,371
PeaceHealth Obligated Group, Series 2018, 4.79%, 11/15/48	232	294,197
SSM Health Care Corp., Series 2018, 3.69%, 06/01/23	8,761	9,148,169
Sutter Health, Series 2018, 3.70%, 08/15/28	240	258,784
Toledo Hospital, 5.75%, 11/15/38	7,022	8,076,329

		61,573,484

Pharmaceuticals — 0.1%
AbbVie, Inc., 4.88%, 11/14/48	10,329	11,807,518

Total Corporate Bonds — 0.9% (Cost — $99,165,322)		101,596,034

	Shares

Investment Companies — 0.1%
SPDR Nuveen Bloomberg Barclays High Yield Municipal Bond ETF	100,000	5,918,000
VanEck Vectors High-Yield Municipal Index ETF	150,000	9,660,000

Total Investment Companies — 0.1% (Cost — $14,623,500)		15,578,000

	Par (000)

Municipal Bonds — 92.0%

Alabama — 0.5%
Alabama Special Care Facilities Financing Authority-Birmingham, RB, Methodist Home For The Aging:
5.75%, 06/01/35	$1,200	1,366,716
5.75%, 06/01/45	2,145	2,402,400
6.00%, 06/01/50	2,700	3,067,443
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D:
7.00%, 10/01/51	3,000	3,614,070
6.50%, 10/01/53	15,110	17,946,449
County of Tuscaloosa IDA, Refunding RB, Hunt Refining Project, Series A(a):
4.50%, 05/01/32	7,395	8,106,843
5.25%, 05/01/44	9,425	10,858,260
Hoover Industrial Development Board, RB, U.S. Steel Corporation Project, AMT, 5.75%, 10/01/49	6,040	6,486,235

		53,848,416

Security	Par (000)	Value

Alaska — 0.1%
Alaska Housing Finance Corp., RB, S/F, Series A, 3.70%, 12/01/38	$4,310	$4,601,399
State of Alaska International Airports System, Refunding RB, Series B:
5.00%, 10/01/32	5,000	5,870,200
5.00%, 10/01/34	5,000	5,848,500

		16,320,099

Arizona — 4.4%
Arizona Department of Transportation State Highway Fund Revenue, Refunding RB, Sub-Series A, 5.00%, 07/01/23	5,400	5,927,688
Arizona Health Facilities Authority, Refunding RB:
5.00%, 12/01/39	5,000	5,680,650
Banner Health, Series B, 2.22%, 01/01/37(c)	50,000	48,943,650
Phoenix Children’s Hospital, Series A, 5.00%, 02/01/42	5,000	5,298,650
Arizona Industrial Development Authority, RB:
Leman Academy of Excellence — Parker Colorado Campus Project, 5.00%, 07/01/39(a)	1,335	1,386,745
Leman Academy Of Excellence — Parker Colorado Campus Project, 5.00%, 07/01/49(a)	2,075	2,135,071
S/F Housing, Series 2019-2, Class A, 3.63%, 05/20/33	105,392	116,160,375
Arizona Water Infrastructure Finance Authority, Refunding RB, Series A, 5.00%, 10/01/21	5,000	5,347,950
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A(a):
6.50%, 07/01/34	965	1,097,495
5.00%, 07/01/36	7,315	7,962,670
5.00%, 07/01/41	10,075	10,836,569
6.75%, 07/01/44	1,690	1,904,951
City of Phoenix Arizona IDA, Refunding RB(a):
Basis Schools, Inc. Projects, 5.00%, 07/01/35	2,795	3,040,736
Basis Schools, Inc. Projects, 5.00%, 07/01/45	6,155	6,549,166
Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/35	1,775	1,931,058
Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/46	1,950	2,063,568
Legacy Traditional School Projects, 5.00%, 07/01/35	2,205	2,369,228
Legacy Traditional School Projects, 5.00%, 07/01/45	1,495	1,583,250
City of Phoenix Civic Improvement Corp., ARB, Junior Lien Airport Revenue Bonds(b):
5.00%, 07/01/44	19,000	23,196,720
5.00%, 07/01/49	24,000	29,136,960
Series B, AMT, 5.00%, 07/01/44	13,000	15,601,300
Series B, AMT, 5.00%, 07/01/49	10,000	11,957,300
City of Phoenix Civic Improvement Corp., Refunding RB:
Junior Lien Airport, Series D, 5.00%, 07/01/37	10,000	12,025,400
Series B, 5.00%, 07/01/38	5,000	6,032,650
County of Maricopa IDA, Refunding RB:
Banner Health Obligation, Series C, 1.63%, 01/01/35(c)	5,000	4,947,270
Banner Health Obligation, Series D, 5.00%, 01/01/46(d)	10,000	12,080,500
Paradise Schools Projects, 5.00%, 07/01/36(a)	250	273,098
McAllister Academic Village LLC, Refunding RB, Arizona State University:
5.00%, 07/01/30	5,000	6,049,800
5.00%, 07/01/32	5,000	6,033,150
5.00%, 07/01/34	5,000	6,020,000

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Arizona (continued)
Salt River Project Agricultural Improvement & Power District, RB, Salt River Project Electric System:
5.00%, 01/01/23	$5,000	$5,588,000
5.00%, 01/01/26	5,000	6,086,300
5.00%, 01/01/30	5,000	6,594,450
5.00%, 01/01/31	5,000	6,583,300
5.00%, 01/01/32	5,000	6,543,500
5.00%, 01/01/33	5,000	6,508,350
5.00%, 01/01/34	5,780	7,488,973
5.00%, 01/01/35	5,000	6,455,900
5.00%, 01/01/36	5,000	6,427,600
5.00%, 01/01/37	5,000	6,414,150
5.00%, 01/01/47	25,000	31,536,000
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A, 5.00%, 12/01/45	25,000	29,176,750
State of Arizona, COP, Refunding, Series A:
5.00%, 10/01/22	5,000	5,532,050
5.00%, 10/01/23	5,000	5,707,500
5.00%, 10/01/24	5,000	5,867,600
5.00%, 10/01/25	5,000	6,018,350
5.00%, 10/01/26	5,000	6,156,200
State of Arizona Lottery Revenue, Refunding RB:
5.00%, 07/01/22	5,000	5,494,550
5.00%, 07/01/23	5,000	5,676,500
Tempe Industrial Development Authority, RB, Friendship Village of Tempe Project:
5.00%, 12/01/50	200	219,750
5.00%, 12/01/54	1,900	2,082,761

		531,732,152

Arkansas — 0.3%
Arkansas Development Finance Authority, RB, Big River Steel Project, AMT, 4.50%, 09/01/49(a)	37,855	40,104,344

California — 6.8%
Alameda Unified School District-Alameda County of California, GO, Election of 2004, Series B (AGM), 0.00%, 08/01/32(e)	5,000	3,845,000
Bay Area Toll Authority, RB, Build America Bonds, San Francisco Toll Bridge, Series S-1, 7.04%, 04/01/50	635	1,042,264
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, 2.25%, 04/01/24	20,000	20,057,200
California County Tobacco Securitization Agency, RB, Asset-Backed, Alameda County Securitization Corp., Series A, 6.00%, 06/01/42	885	886,637
California Health Facilities Financing Authority, RB, El Camino Hospital:
5.00%, 02/01/37	5,000	6,034,350
5.00%, 02/01/36	5,000	6,036,200
California Health Facilities Financing Authority, Refunding RB, Childrens Hospital, Series A:
5.00%, 08/15/42	5,000	5,899,150
5.00%, 08/15/47	10,000	11,660,800
California Housing Finance, RB, S/F Housing, Series A, 4.25%, 01/15/35	19	22,718
California Municipal Finance Authority, ARB, Senior Lien, Linxs APM Project, AMT:
5.00%, 12/31/43	5,000	5,842,250
5.00%, 12/31/47	10,000	11,635,500
California Municipal Finance Authority, RB:
(BAM), 5.00%, 05/15/29	6,760	8,563,906
S/F, Caritas Affordable Housing Inc., Series B, 5.88%, 08/15/49	1,000	1,105,520
Sycamore Academy Project, 5.38%, 07/01/34(a)	1,000	1,092,370

Security	Par (000)	Value

California (continued)
Sycamore Academy Project, 5.63%, 07/01/44(a)	$2,760	$2,992,613
Urban Discovery Academy Project, 6.00%, 08/01/44(a)	330	356,053
Urban Discovery Academy Project, 6.13%, 08/01/49(a)	285	307,866
Vista Charter Middle School, 6.00%, 07/01/44	1,960	2,205,020
California Municipal Finance Authority, Refunding RB, Eisenhower Medical Center, Series A, 5.00%, 07/01/47	10,000	11,422,000
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT(a):
5.00%, 07/01/30	4,000	4,313,800
5.00%, 07/01/37	25,000	26,653,500
5.00%, 11/21/45	50,000	53,129,000
California School Finance Authority, RB, Series A(a):
Alta Public Schools Project, 6.50%, 11/01/34	1,015	1,105,741
Alta Public Schools Project, 6.75%, 11/01/45	1,395	1,505,916
Kipp Socal Projects, 5.00%, 07/01/39	1,000	1,193,680
Kipp Socal Projects, 5.00%, 07/01/54	1,000	1,174,520
California Statewide Communities Development Authority, RB:
Beverly Community Hospital, 5.00%, 02/01/45	15,000	16,299,750
Beverly Community Hospital Association, 5.00%, 02/01/30	1,800	2,031,264
Kaiser Permanente, Series A, 5.00%, 04/01/42	5,000	5,412,900
Loma Linda University Medical Center, Series A, 5.00%, 12/01/41(a)	4,205	4,726,252
Loma Linda University Medical Center, Series A, 5.00%, 12/01/46(a)	4,665	5,211,411
Loma Linda University Medical Center, Series A, 5.25%, 12/01/56(a)	7,175	8,128,414
California Statewide Communities Development Authority, Refunding RB, Series A, 5.25%, 11/01/44(a)	1,250	1,368,812
California Statewide Financing Authority, RB, Asset-Backed, Tobacco Settlement:
Series A, 6.00%, 05/01/37	585	586,082
Series A, 6.00%, 05/01/43	3,800	3,802,850
Series B, 6.00%, 05/01/37	265	265,490
Series B, 6.00%, 05/01/43	7,425	7,430,569
City & County of San Francisco California Redevelopment Agency, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series D(a):
3.00%, 08/01/21	2,445	2,477,250
0.00%, 08/01/26(e)	1,170	881,443
0.00%, 08/01/43(e)	20,000	6,295,400
City of Irvine California, Special Tax, Community Facilities District No. 2013-3, Great Park Improvement Area No. 1, 5.00%, 09/01/49	1,500	1,647,900
City of Los Angeles California Department of Water & Power, RB, Build America Bonds, 6.60%, 07/01/50	2,035	3,315,402
Coast Community College District, GO, Election of 2002, Series B (AGM)(e):
0.00%, 08/01/28	10,000	8,546,900
0.00%, 08/01/30	25,000	20,086,000
County of Contra Costa California, Refunding RB, Series A (AGM), 5.47%, 06/01/22	27,965	29,289,422
County of Los Angeles California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp.:
5.70%, 06/01/46	21,800	22,018,436
5.60%, 06/01/36	8,150	8,228,077

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Foothill-De Anza Community College District, GO, Series A (AMBAC)(e):
0.00%, 08/01/34	$10,000	$7,134,700
0.00%, 08/01/36	10,000	6,672,200
Golden State Tobacco Securitization Corp., Refunding RB:
Asset-Backed, Series A (AGM), 5.00%, 06/01/40	5,000	5,750,300
Series A-1, 5.00%, 06/01/27	5,000	6,047,700
Series A-1, 5.00%, 06/01/25	5,000	5,836,500
Series A-1, 5.00%, 06/01/28	5,000	6,024,150
Series A-1, 5.00%, 06/01/29	10,000	11,925,400
Series A-1, 5.00%, 06/01/30	6,955	8,391,068
Series A-1, 5.00%, 06/01/31	5,630	6,746,598
Series A-1, 5.00%, 06/01/47	20,535	21,132,774
Series A-1, 5.25%, 06/01/47	9,085	9,405,973
Series A-2, 5.00%, 06/01/47	43,615	44,884,633
Modesto Irrigation District, RB, Index-Domestic Water Project (NPFCG), 1.91%, 09/01/37(c)	10,000	9,895,940
Newport Mesa Unified School District, GO, Election of 2005 (NPFCG), 0.00%, 08/01/31(e)	10,000	7,902,200
Norman Y Mineta San Jose International Airport SJ, Refunding ARB, AMT, Series A, 5.00%, 03/01/23	5,000	5,577,200
Northern California Gas Authority No. 1, RB, Series B, 2.13%, 07/01/27(c)	5,000	4,923,635
Port of Oakland, Refunding RB, AMT, Series O, 5.00%, 05/01/23	5,000	5,253,050
Sacramento County Sanitation Districts Financing Authority, Refunding RB, Series B (NPFGC), 1.81%, 12/01/35(c)	100,000	95,809,200
Sacramento County Water Financing Authority, RB, Series B (NPFGC), 1.83%, 06/01/34(c)	10,000	9,393,920
San Diego Association of Governments, RB, Mid-Coast Corridor Transit Project, Green Bond:
5.00%, 11/15/23	5,000	5,571,000
5.00%, 11/15/24	10,000	11,488,300
5.00%, 11/15/25	10,000	11,821,100
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB, Series F, 5.00%, 05/01/50	25,000	30,711,750
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB, AMT, Series H, 5.00%, 05/01/25	25,000	29,483,750
San Jose Unified School District, GO, Capital Appreciation Election of 2002, Series C (NPFCG), 0.00%, 06/01/31(e)	25,000	19,377,500
San Mateo Union High School District, GO, Refunding, Election of 2010, Series A, 6.70%, 09/01/41(f)	10,000	10,618,000
State of California, GO, Build America Bonds, 7.60%, 11/01/40	2,725	4,524,236
State of California, GO, Refunding:
5.00%, 10/01/25	23,195	28,135,535
Various Purposes-Bid Group, Series B, 2.65%, 04/01/26	25,000	25,393,250
University of California, Refunding RB, General, Series AI, 5.00%, 05/15/38	5,000	5,619,750

		809,584,910

Colorado — 1.7%
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47(a)	5,125	5,427,478
City of Aurora Colorado Water Revenue, Refunding RB, Green Bond, 5.00%, 08/01/41	25,000	29,789,750

Security	Par (000)	Value

Colorado (continued)
City of Lakewood Colorado Plaza Metropolitan District No. 1, Refunding, Tax Allocation Bonds, 4.00%, 12/01/23(a)	$1,000	$1,038,050
City of Loveland Colorado Electric & Communications Enterprise Revenue, RB, Series A (AGM), 5.00%, 12/01/44	10,000	12,204,500
Colorado Educational & Cultural Facilities Authority, RB:
Charter Littleton Preparatory School, 5.00%, 12/01/22	80	83,942
Loveland Classical Schools, 5.00%, 07/01/46(a)	2,000	2,143,940
Colorado Educational & Cultural Facilities Authority, Refunding RB:
5.00%, 11/01/44	885	937,817
5.13%, 11/01/49	765	812,728
Colorado Health Facilities Authority, RB, Liberty Height, 0.00%, 07/15/22(e)(g)	10,000	9,654,000
Colorado Health Facilities Authority, Refunding RB:
CommonSpirit Health, Series A, 5.00%, 08/01/26	5,000	5,963,400
5.00%, 08/01/27	10,000	12,090,100
5.00%, 08/01/29	5,000	6,187,900
5.00%, 08/01/30	10,000	12,347,600
5.00%, 08/01/31	5,000	6,137,250
5.00%, 08/01/32	5,000	6,116,200
5.00%, 08/01/35	5,000	6,041,050
5.00%, 08/01/36	10,000	12,047,500
5.00%, 08/01/37	5,000	6,006,100
5.00%, 08/01/38	5,000	5,987,950
5.00%, 08/01/39	5,000	5,970,750
CommonSpirit Health, Series A-2, 5.00%, 08/01/44	10,000	11,770,800
NCMC, Inc. Project, 5.00%, 05/15/26(h)	5,000	6,150,300
Colorado High Performance Transportation Enterprise, RB, C-470 Express Lanes, 5.00%, 12/31/56	10,000	10,895,700
Colorado Housing & Finance Authority, RB:
M/F Housing, Multi Family Project, Series B-1, 2.75%, 10/01/34	1,000	1,018,560
M/F Housing, Multi Family Project, Series B-1, 3.00%, 10/01/39	1,000	1,021,980
M/F Housing, Multi Family Project, Series B-1, 3.50%, 10/01/59	1,160	1,166,542
M/F Housing, Multi Family Project, Series B-2, 1.35%, 02/01/22	5,000	5,001,500
S/F, Mortgage Class I Bond (Ginnie Mae), 3.60%, 11/01/38	4,720	5,027,225
Denver International Business Center Metropolitan District No. 1, GOL, Subordinate, Series B, 6.00%, 12/01/48	1,145	1,173,373
DIATC Metropolitan District, GO(a):
5.00%, 12/01/39	1,245	1,341,139
5.00%, 12/01/49	2,000	2,122,840
Flying Horse Metropolitan District No. 3, GO, Refunding, 6.00%, 12/01/49(a)	2,965	2,998,534
Public Authority for Colorado Energy, RB, 6.25%, 11/15/28	5,000	6,372,550
Village at Dry Creek Metropolitan District No. 2, GO, 4.38%, 12/01/44	3,010	3,092,444

		206,141,492

Connecticut — 0.8%
Connecticut Housing Finance Authority, RB, M/F, Series B-1:
4.10%, 11/15/39	2,250	2,383,268
4.15%, 11/15/44	5,420	5,709,862
Connecticut Housing Finance Authority, Refunding RB:
M/F Housing, Series A-1, 2.88%, 11/15/30	5,700	5,849,625

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Connecticut (continued)
M/F, Sub Series F-1, 3.90%, 11/15/44	$1,500	$1,565,730
M/F, Sub-Series F-1, 4.00%, 11/15/49	2,000	2,078,540
M/F, Sub-Series F-1, 4.05%, 11/15/54	2,000	2,061,000
S/F Housing, Sub-Series B-1, 4.00%, 05/15/45	5,000	5,286,600
S/F, Sub-Series C-1, 3.63%, 11/15/38	9,775	10,255,343
Sub Series C-1, M/F, 3.95%, 05/15/38	2,225	2,316,603
Connecticut State Health & Educational Facilities Authority, RB, Mary Wade Home Issue, Series A-1(a):
5.00%, 10/01/39	1,000	1,098,630
5.00%, 10/01/54	4,570	4,959,821
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(a)	10,675	10,909,850
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 02/01/45(a)	5,545	5,968,492
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, Series C(a):
5.75%, 02/01/24	3,320	3,602,366
5.75%, 02/01/25	3,755	4,129,561
6.25%, 02/01/30	4,930	5,556,554
State of Connecticut, GO, Series A:
3.14%, 04/15/25	6,500	6,734,780
5.85%, 03/15/32	7,630	9,871,999
State of Connecticut Bradley International Airport CFC Revenue, ARB, AMT, Ground Transportation Center, Series A, 5.00%, 07/01/49	5,000	5,926,500

		96,265,124

Delaware — 0.5%
Delaware Transportation Authority, RB:
5.00%, 07/01/23	5,015	5,698,795
5.00%, 07/01/24	5,270	6,170,643
5.00%, 07/01/25	5,540	6,666,005
5.00%, 07/01/26	5,825	7,183,681
5.00%, 07/01/27	5,000	6,302,000
5.00%, 07/01/28	5,000	6,426,450
State of Delaware, GO:
5.00%, 02/01/23	10,000	11,205,600
5.00%, 03/01/23	5,000	5,618,200
State of Delaware, GO, Refunding, Series B, 5.00%, 07/01/24	5,000	5,855,200

		61,126,574

District of Columbia — 1.2%
District of Columbia, GO, Refunding, Series A, 5.00%, 10/15/44	10,000	12,352,900
District of Columbia, GO, Series A, 5.00%, 06/01/41	10,000	11,850,000
District of Columbia, Refunding RB, Series A, 5.00%, 03/01/44(b)	50,000	62,149,500
District of Columbia Housing Finance Agency, RB, M/F Housing, Petworth Station, Series A-2 (FHA), 3.40%, 03/01/40	7,705	8,035,698
District of Columbia Water & Sewer Authority, Refunding RB, Subordinate Lien, Series C, 5.00%, 10/01/39	10,000	11,521,300
Metropolitan Washington Airports Authority, Refunding ARB:
AMT, 5.00%, 10/01/24	5,000	5,821,550
AMT, 5.00%, 10/01/27	5,000	6,176,700
AMT, Series A, 5.00%, 10/01/24	5,000	5,815,700
AMT, Series A, 5.00%, 10/01/30	5,000	5,763,550
Dulles Metrorail And Capital Improvement Projects, Series A, 5.00%, 10/01/53	5,000	5,323,900
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, ARB, Dulles Toll Road Revenue, Build America Bonds, 7.46%, 10/01/46	4,015	6,564,164

		141,374,962

Security	Par (000)	Value

Florida — 1.7%
Alta Lakes Community Development District, Special Assessment Bonds:
3.50%, 05/01/24	$465	$469,148
3.75%, 05/01/29	555	564,096
4.40%, 05/01/39	1,035	1,070,356
4.63%, 05/01/49	1,780	1,829,359
Babcock Ranch Community Independent Special District, Special Assessment Bonds:
4.75%, 11/01/26	400	425,136
5.00%, 11/01/31	500	536,120
5.25%, 11/01/46	3,490	3,700,482
Canaveral Port Authority, ARB:
Series A, AMT, 5.00%, 06/01/45	5,000	5,886,600
Series B, 5.00%, 06/01/48	10,000	11,950,100
Capital Trust Agency, Inc., RB:
1st Mortgage, Silver Creek St. Augustine Project, Series A, 8.00%, 01/01/34(i)(j)	550	319,000
1st Mortgage, Silver Creek St. Augustine Project, Series A, 8.25%, 01/01/44(i)(j)	940	545,200
1st Mortgage, Silver Creek St. Augustine Project, Series A, 8.25%, 01/01/49(i)(j)	3,010	1,745,800
Advantage Academy of Hillsborough Projects, Series A, 5.00%, 12/15/39	1,775	1,942,241
Advantage Academy of Hillsborough Projects, Series A, 5.00%, 12/15/49	3,380	3,653,476
Advantage Academy of Hillsborough Projects, Series A, 5.00%, 12/15/54	1,955	2,112,338
Renaissance Charter School, Inc., Series A, 5.00%, 06/15/39(a)	3,610	3,824,506
Renaissance Charter School, Inc., Series A, 5.00%, 06/15/49(a)	970	1,011,526
Silver Creek St. Augustine Project, Series A, 5.75%, 01/01/50(i)(j)	395	387,100
Silver Creek St. Augustine Project, Series B, 7.00%, 01/01/35(d)(i)(j)	1,390	1,362,200
Celebration Pointe Community Development District, Special Assessment Bonds:
4.75%, 05/01/24	250	260,973
5.00%, 05/01/34	750	793,208
5.13%, 05/01/45	1,030	1,078,740
Charlotte County Industrial Development Authority, RB, AMT, Town & Country Utilities Project, 5.50%, 10/01/36(a)	3,500	3,705,940
City of Jacksonville Florida, RB, Jacksonville University Project, Series B, 5.00%, 06/01/53(a)	3,250	3,618,745
County of Broward Florida Port Facilities Revenue, ARB, Series A, 5.00%, 09/01/49	13,000	15,756,780
County of Collier Florida IDA, Refunding RB, Arlington of Naples Project, Series A, 8.25%, 05/15/49(a)(i)(j)	1,000	956,790
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Taxable, Series C, 4.06%, 10/01/31	11,120	12,199,641
County of Palm Beach Florida, RB, Plam Beach Atlantic University Housing Project(a):
5.25%, 04/01/23	740	740,488
5.00%, 04/01/39	2,700	3,043,008
5.00%, 04/01/51	2,305	2,520,172
County of Palm Beach Florida Health Facilities Authority, Refunding RB, Sinai Residences Boca Raton Project, 7.50%, 06/01/49	1,000	1,116,690
County of Pinellas IDA, RB, 2017 Foundation for Global Understanding, Inc. Project, 5.00%, 07/01/39	2,030	2,363,894
Crossings at Fleming Island Community Development District, Refunding, Special Assessment Bonds, 6.50%, 05/01/44	2,345	2,454,629

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Florida Development Finance Corp., RB:
Midtown Compus Properties, 7.00%, 12/01/48(a)	$5,500	$5,541,140
Renaissance Charter School, Series A, 5.75%, 06/15/29	365	400,963
Renaissance Charter School, Series A, 6.00%, 06/15/34	440	482,051
Renaissance Charter School, Series A, 6.13%, 06/15/44	1,685	1,820,154
Florida Housing Finance Corp., RB, S/F Housing, Homeowner Mortgage, Series 1 (Ginnie Mae, Fannie Mae & Freddie Mac), 3.60%, 07/01/37	9,175	9,510,254
Florida Housing Finance Corp., Refunding RB, S/F, Homeowner Mortgage, Series 2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac):
4.05%, 07/01/38	4,995	5,431,463
4.20%, 01/01/45	5,000	5,443,150
Harbor Bay Community Development District, Refunding, Special Assessment Bonds, Series A-2, 3.75%, 05/01/34	1,020	1,018,419
Harbor Bay Community Development District, Series A-1:
3.88%, 05/01/39	2,250	2,220,728
4.10%, 05/01/48	1,500	1,461,450
Lakewood Ranch Stewardship District, Lakewood Centre North Projects, Village of Lakewood Ranch Sector Projects:
Special Assessment Bonds, Cresswind Project, 4.50%, 05/01/49	805	828,393
Special Assessment Bonds, Lake Club Phase 4 project, 4.40%, 05/01/39	1,000	1,045,060
Special Assessment Bonds, Lake Club Phase 4 project, 4.50%, 05/01/49	1,140	1,173,128
Lakewood Ranch Stewardship District Special Assessment Bonds:
Special Assessment Bonds, 4.25%, 05/01/25	485	501,068
Special Assessment Bonds, 4.88%, 05/01/35	1,175	1,244,219
Special Assessment Bonds, 4.88%, 05/01/45	2,420	2,514,743
4.00%, 05/01/21	405	409,358
4.25%, 05/01/26	1,065	1,114,341
5.13%, 05/01/46	6,030	6,405,367
Miami-Dade County Florida Aviation Revenue, Refunding RB, Aviation Revenue, Series E, 2.60%, 10/01/31	12,000	11,711,160
Mid-Bay Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/35	5,000	5,656,700
Midtown Miami Community Development District, Refunding, Special Assessment Bonds, Series B, 5.00%, 05/01/37	1,870	1,967,072
School Board of Miami-Dade County, COP, Qualified School Construction Bonds, 6.24%, 06/15/27	25,000	31,280,000
Sterling Hill Community Development District, Refunding, Special Assessment Bonds, Series B, 5.50%, 11/01/10(i)(j)	143	90,783
Sumter Landing Community Development District, RB, Taxable Senior Recreational, Series 2016, 4.17%, 10/01/47	2,030	2,288,054
Talavera Community Development District, Special Assessment Bonds:
4.35%, 05/01/40	495	507,420
4.50%, 05/01/50	770	783,175
Tolomato Community Development District, Refunding, Special Assessment Bonds(f):
Convertible CAB, Series A4, 6.61%, 05/01/40	190	167,918
Series 2015-2, 0.00%, 05/01/40	490	357,107

Security	Par (000)	Value

Florida (continued)
Tolomato Community Development District:
Series 1, 6.61%, 05/01/40(f)(i)(j)	$800	$712,544
Series 3, 6.61%, 05/01/40(i)(j)	535	5
Special Assessment, Series 3, 6.38%, 05/01/17(i)(j)	425	4
Trout Creek Community Development District, Special Assessment Bonds:
5.50%, 05/01/35	2,345	2,515,669
5.63%, 05/01/45	3,655	3,861,471
Village Center Community Development District, Refunding RB, 5.02%, 11/01/36	1,500	1,763,100
Village Community Development District No. 10, Special Assessment Bonds, Sumter County, 4.50%, 05/01/23	1,620	1,727,406

		207,899,519

Georgia — 3.5%
Brookhaven Development Authority, RB, Children’s Helthcare of Atlanta, Series A, 5.00%, 07/01/26	1,250	1,528,363
City of Atlanta Georgia Department of Aviation, ARB:
Airport General Revenue Bonds, Series B, AMT, 5.00%, 07/01/44	10,200	12,358,422
Airport Passenger Facility Charge And Subordinate Lien General, 5.00%, 07/01/37	25,000	31,387,000
Airport Passenger Facility Charge And Subordinate Lien General, 5.00%, 07/01/38	5,000	6,258,850
City of Atlanta Georgia Department of Aviation, RB, Airport Revenue, Series A, 5.00%, 07/01/44	5,820	7,196,488
City of Atlanta Georgia Department of Aviation, Refunding RB, Subordinate, Series F:
5.00%, 07/01/21	10,000	10,603,300
5.00%, 07/01/22	10,000	10,975,800
5.00%, 07/01/23	12,430	14,092,761
5.00%, 07/01/24	6,000	6,999,120
5.00%, 07/01/25	9,300	11,129,310
County of Fulton Development Authority, Refunding RB, Children’s Healthcare of Atlanta, Inc., Series C:
5.00%, 07/01/23	1,315	1,488,199
5.00%, 07/01/26	1,285	1,571,157
County of Rockdale Georgia Development Authority, Refunding RB, Piedmont Healthcare, Inc. Project, Series A, 5.00%, 07/01/49	11,360	13,691,754
Georgia Housing & Finance Authority, RB, S/F:
Housing, Mortgage Bonds, Series C, 3.25%, 12/01/33	3,525	3,714,786
Series B, 4.05%, 12/01/38	5,000	5,398,750
Series B, 4.15%, 12/01/43	7,320	7,933,343
Series B, 4.20%, 12/01/48	10,000	10,825,500
Series B-1, 3.65%, 06/01/44	9,490	9,852,992
Series C, 3.75%, 06/01/48	5,025	5,249,617
Georgia Housing & Finance Authority, Refunding RB, Mortgage Bonds, Series A, S/F:
Housing, 3.60%, 12/01/44	10,000	10,453,500
3.05%, 12/01/34	1,500	1,553,610
3.35%, 12/01/39	5,380	5,568,838
3.70%, 06/01/49	10,000	10,498,200
Main Street Natural Gas, Inc., RB, Series A:
5.00%, 05/15/23	1,750	1,947,733
5.00%, 05/15/24	1,500	1,709,775
5.00%, 05/15/25	2,500	2,910,525
5.00%, 05/15/26	3,000	3,560,250
5.00%, 05/15/27	2,000	2,413,560
Metropolitan Atlanta Rapid Transit Authority, RB:
Series A, 5.00%, 07/01/43	10,000	11,664,300
Series A, 5.00%, 07/01/44	10,000	11,665,300

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia (continued)
Series A, 5.00%, 07/01/45	$10,000	$11,658,300
Series B, 5.00%, 07/01/44	10,000	11,859,200
Series B, 5.00%, 07/01/45	10,000	11,825,600
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project:
5.00%, 01/01/59	2,500	2,823,750
Series A, 5.00%, 01/01/49	24,095	27,341,801
Series A, 5.00%, 01/01/59	4,820	5,399,701
Municipal Electric Authority of Georgia, Refunding RB, Build America Bonds, Series A, 6.66%, 04/01/57	22,382	31,884,502
State of Georgia, GO, Series A:
5.00%, 07/01/21	25,000	26,530,500
5.00%, 07/01/22	25,000	27,485,500
5.00%, 07/01/23	25,000	28,413,750

		421,423,707

Hawaii — 0.0%
County of Kauai Community Facilities District, Special Tax Bonds, Kukui’ula Development Project(b):
5.00%, 05/15/44	625	720,869
5.00%, 05/15/49	2,750	3,157,852

		3,878,721

Illinois — 4.1%
Chicago Board of Education, GO, Series D, Taxable Build America Bonds:
Build America Bonds, 6.52%, 12/01/40	7,045	7,982,126
Dedicated Revenues, Series H, 5.00%, 12/01/46	5,000	5,613,650
Chicago Board of Education, GO, Refunding:
Dedicated Revenues, Series C, 5.00%, 12/01/26	5,000	5,761,950
Dedicated Revenues, Series C, 5.00%, 12/01/27	4,585	5,353,859
Dedicated Revenues, Series C, 5.00%, 12/01/34	5,590	6,419,053
Dedicated Revenues, Series F, 5.00%, 12/01/23	7,220	7,958,606
Series B, 4.00%, 12/01/35	11,230	11,428,434
Series C, 5.00%, 12/01/25	1,440	1,637,266
Series C, 5.00%, 12/01/23	4,145	4,572,722
Series C, 5.00%, 12/01/24	4,280	4,793,514
Series C, 5.00%, 12/01/26	2,945	3,393,788
Chicago Board of Education, GO:
Series A, 5.00%, 12/01/42	50,165	53,051,996
Series C, 5.25%, 12/01/39	7,050	7,786,866
5.00%, 12/01/46	10,615	12,044,416
5.00%, 12/01/46	27,465	29,385,627
6.04%, 12/01/29	17,595	18,675,685
6.14%, 12/01/39	8,460	9,267,592
Taxable Qualified School Construction Bonds, 6.32%, 11/01/29	14,270	15,604,816
City of Chicago Illinois, GO, Refunding, Series A, 6.00%, 01/01/38	11,020	13,094,295
Illinois Finance Authority, Refunding RB:
Mercy Health System Obligation, 5.00%, 12/01/21	5,000	5,333,350
Mercy Health System Obligation, 5.00%, 12/01/23	5,000	5,628,300
Mercy Health System Obligation, 5.00%, 12/01/46	5,000	5,588,550
Presence Health Network, Series C, 5.00%, 02/15/23	5,000	5,591,550
Presence Health Network, Series C, 5.00%, 02/15/25	5,000	5,913,350
Presence Health Network, Series C, 5.00%, 02/15/26	5,000	6,058,750
Illinois Housing Development Authority, RB, S/F Housing, Series A (Ginnie Mae:
MBS Pass-Through Program, Fannie Mae & Freddie Mac), 3.13%, 02/01/47	30,463	31,378,217
Fannie Mae), 2.25%, 04/01/30(b)	1,365	1,365,014
Fannie Mae), 2.35%, 04/01/31(b)	1,255	1,255,000

Security	Par (000)	Value

Illinois (continued)
Fannie Mae), 2.70%, 10/01/34(b)	$8,920	$8,885,747
Fannie Mae), 2.95%, 10/01/39(b)	9,200	9,200,828
Fannie Mae), 3.00%, 10/01/41(b)	1,030	1,027,518
Illinois Housing Development Authority, Refunding RB, Housing, Sub-Series A-1:
3.70%, 07/01/34	1,425	1,502,477
3.85%, 01/01/36	450	475,636
Metropolitan Pier & Exposition Authority, RB, Mccormick Place Expansion (BAM), 0.00%, 12/15/56(e)	25,000	6,466,750
Metropolitan Pier & Exposition Authority, Refunding RB, Mccormick Place Expansion (BAM), 0.00%, 12/15/54(e)	25,000	7,115,000
State of Illinois, GO:
Rebuild Illinois Program, Series C, 4.00%, 11/01/41	10,000	10,401,700
Series A, 5.00%, 11/01/21	25,000	26,448,250
Series A, 5.00%, 11/01/23	20,000	22,067,000
Series A, 5.00%, 11/01/24	25,000	28,019,500
Series D, 5.00%, 11/01/26	21,065	23,989,665
Series D, 5.00%, 11/01/27	45,790	52,706,579

		490,244,992

Indiana — 0.3%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 5.88%, 01/01/24	420	454,406
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT, 5.25%, 01/01/51	5,000	5,446,500
Indiana Finance Authority, Refunding RB:
Green Bond, Series B, 5.00%, 02/01/24	5,000	5,772,750
Marian University Project, Series B, 3.53%, 09/15/34	4,520	4,329,617
Marian University Project, Series B, 3.75%, 09/15/37	7,715	7,398,068
Marian University Project, Series B, 3.83%, 09/15/41	2,780	2,628,268
US Steel Corp. Project, 6.00%, 12/01/19	3,025	3,025,000
Indianapolis Local Public Improvement Bond Bank, RB, Series E (AMBAC), 0.00%, 02/01/24(e)	10,000	9,337,300

		38,391,909

Iowa — 0.5%
Iowa Finance Authority, RB:
NorthCrest, Inc. Project, Series A, 5.00%, 03/01/38	1,000	1,085,100
NorthCrest, Inc. Project, Series A, 5.00%, 03/01/48	2,000	2,148,560
S/F Housing, Series C, Mortgage-Backed Securities Program (Ginnie Mae, Fannie Mae & Freddie Mac), 3.15%, 07/01/32	1,000	1,047,710
S/F Housing, Series D (Ginnie Mae, Fannie Mae & Freddie Mac), 3.15%, 07/01/36	1,000	1,030,440
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(d)	16,855	18,208,625
Midwestern Disaster Area, 5.25%, 12/01/25	11,350	12,279,451
Midwestern Disaster Area, 5.88%, 12/01/26(a)	9,080	9,467,898
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed:
CAB, Series B, 5.60%, 06/01/34	2,580	2,583,199
Series C, 5.50%, 06/01/42	2,000	2,000,060
Series C, 5.63%, 06/01/46	10,150	10,150,203

		60,001,246

Kentucky — 0.7%
Kentucky Economic Development Finance Authority, RB:
Baptist Healthcare System, Series B, 5.00%, 08/15/33	5,000	5,876,350

42	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Kentucky (continued)
Owensboro Health, Inc., Series A, 5.25%, 06/01/50	$25,000	$28,193,500
Kentucky Economic Development Finance Authority, Refunding RB, Owensboro Health, Inc.:
Series A, 5.00%, 06/01/28	6,105	7,214,645
Series A, 5.00%, 06/01/29	3,500	4,107,180
Series A, 5.25%, 06/01/41	5,000	5,824,850
Series B, 5.00%, 06/01/40	5,000	5,753,100
Kentucky Public Energy Authority, RB, Series A, 4.00%, 04/01/48(d)	25,000	27,230,750
Westvaco Corp., RB, MeadWestvaco Corp., 7.67%, 01/15/27(a)	3,100	3,933,218

		88,133,593

Louisiana — 0.5%
Calcasieu Parish Memorial Hospital Service District, Refunding RB, Lake Charles Memorial Hospital Project:
5.00%, 12/01/34	2,485	2,972,035
5.00%, 12/01/39	1,625	1,909,148
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Project, Series C, 7.00%, 09/15/44(a)	5,850	5,914,291
Louisiana Public Facilities Authority, RB:
Louisiana Children’s Medical Center Project, Series A-3, 5.00%, 06/01/45(d)	11,695	13,190,557
Young Audiences Charter School Project, Series A, 5.00%, 04/01/57(a)	4,965	5,107,198
Parish of East Baton Rouge Capital Improvements District, RB, 5.00%, 08/01/48(b)	17,685	21,601,520
Parish of St. John the Baptist Louisiana, Refunding RB, Marathon Oil Corporation Project(d):
2.00%, 06/01/37	3,750	3,768,075
2.10%, 06/01/37	2,180	2,193,734
2.20%, 06/01/37	2,285	2,291,329
State of Louisiana, RB, Series A, Garvee, 5.00%, 09/01/21	5,000	5,325,750

		64,273,637

Maine — 0.3%
Maine State Housing Authority, RB, S/F:
Housing, Series C, 2.75%, 11/15/34	6,165	6,210,929
Housing, Series C, 3.20%, 11/15/45	7,580	7,691,426
Housing, Series H, 3.55%, 11/15/37	2,000	2,094,400
Series A, 3.75%, 11/15/38	1,500	1,591,065
Series B, 3.65%, 11/15/37	1,100	1,159,675
Series B, 3.85%, 11/15/43	3,680	3,899,696
Maine State Housing Authority, Refunding RB:
M/F, Series A-3, 3.63%, 11/15/39	4,445	4,590,796
M/F, Series A-3, 3.75%, 11/15/44	5,000	5,146,950
Series C-1, AMT, 4.00%, 11/15/34	5,065	5,334,306

		37,719,243

Maryland — 2.2%
City of Baltimore Maryland, Refunding RB, Convention Center Hotel, 5.00%, 09/01/42	5,000	5,712,900
County of Anne Arundel Maryland, GO, Consolidated General Improvement:
5.00%, 10/01/23	5,000	5,724,100
5.00%, 10/01/24	5,000	5,896,000
County of Anne Arundel Maryland Consolidated, RB, Special Taxing District, Villages at Two Rivers Project:
5.13%, 07/01/36	600	626,712
5.25%, 07/01/44	1,220	1,256,039
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 07/01/43(a)	2,830	2,899,222

Security	Par (000)	Value

Maryland (continued)
County of Howard Maryland, Tax Allocation Bonds, Annapolis Junction Town Center Project, 6.10%, 02/15/44	$1,170	$1,231,168
County of Montgomery Maryland, GO, Refunding, Series A:
5.00%, 11/01/21	10,000	10,737,900
5.00%, 11/01/22	10,000	11,112,200
5.00%, 11/01/23	16,000	18,359,200
5.00%, 11/01/24	10,000	11,806,500
5.00%, 11/01/24	16,000	18,890,240
5.00%, 11/01/25	10,000	12,126,700
Maryland Community Development Administration, RB, M/F, Series D, 4.20%, 01/01/56	4,220	4,367,362
Maryland Community Development Administration, Refunding RB, S/F, Series A, 3.85%, 09/01/33	10,000	10,872,200
Maryland EDC, RB, Purple Line Light Rail Project, AMT:
5.00%, 03/31/24	10,000	10,627,100
5.00%, 09/30/26	10,000	10,611,900
5.00%, 03/31/41	10,000	11,280,300
5.00%, 03/31/46	10,000	11,206,500
5.00%, 03/31/51	10,000	11,130,700
Maryland EDC, Refunding RB:
CNX Marine Terminals, Inc., 5.75%, 09/01/25	1,140	1,169,423
Potomac Electric Power Co., 1.70%, 09/01/22	25,000	25,024,000
State of Maryland, RB, Bid Group 2, Second Series A, 5.00%, 08/01/30	10,000	13,065,900
State of Maryland Department of Transportation, ARB:
5.00%, 10/01/23	10,000	11,450,500
5.00%, 10/01/24	25,395	29,935,118
Washington Suburban Sanitary Commission, GO, Refunding, 5.00%, 06/01/22	10,000	10,960,000

		268,079,884

Massachusetts — 4.8%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 01/01/44	5,000	6,077,150
Commonwealth of Massachusetts, GOL, Consolidated Loan, Series D, 5.00%, 11/01/21	10,000	10,732,600
Commonwealth of Massachusetts, Refunding RB (NPFGC):
5.50%, 01/01/22	10,000	10,871,000
5.50%, 01/01/34	10,000	13,623,700
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Rail Enhancement & Accelerated Bridge Programs:
Green Bond, 5.00%, 06/01/49	50,085	61,702,717
Series A, 5.00%, 06/01/42	5,000	6,036,700
Massachusetts Bay Transportation Authority, Refunding RB:
Series A, 5.00%, 07/01/26	25,000	30,816,250
Series B, 5.25%, 07/01/30	12,205	16,003,684
Massachusetts Clean Water Trust, RB, Green Bonds, Series 20, 5.00%, 02/01/35	5,000	5,844,200
Massachusetts Clean Water Trust, Refunding RB, 5.00%, 08/01/24	5,000	5,875,550
Massachusetts Development Finance Agency, RB:
Boston Medical Center, Series D, 5.00%, 07/01/44	10,000	11,201,400
Caregroup, Series J-2, 5.00%, 07/01/43	10,000	11,887,700
Caregroup, Series J-2, 5.00%, 07/01/48	25,000	29,477,250
Caregroup, Series J-2, 5.00%, 07/01/53	25,000	29,362,500
UMass Dartmouth Student Housing Project, 5.00%, 10/01/32	2,525	3,025,278
UMass Dartmouth Student Housing Project, 5.00%, 10/01/33	1,860	2,217,734

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts (continued)
UMass Dartmouth Student Housing Project, 5.00%, 10/01/38	$10,000	$11,731,200
UMass Dartmouth Student Housing Project, 5.00%, 10/01/48	10,000	11,556,500
UMass Dartmouth Student Housing Project, 5.00%, 10/01/54	15,000	17,336,400
UMass Dartmouth Student Housing Project, 5.00%, 10/01/43	6,725	7,796,360
Massachusetts Development Finance Agency, Refunding RB:
Beth Israel Lahey Health Issue, 5.00%, 07/01/25	2,000	2,370,400
Beth Israel Lahey Health Issue, 5.00%, 07/01/26	1,500	1,816,140
Beth Israel Lahey Health Issue, 5.00%, 07/01/27	1,730	2,133,350
Beth Israel Lahey Health Issue, 5.00%, 07/01/28	1,500	1,879,365
Caregroup, Series H-1, 5.00%, 07/01/23	5,000	5,635,950
Caregroup, Series H-1, 5.00%, 07/01/24	5,000	5,787,350
Caregroup, Series H-1, 5.00%, 07/01/25	5,000	5,926,050
CareGroup, Series I, 5.00%, 07/01/33	5,000	5,897,650
Emmanuel College Issue, Series A, 5.00%, 10/01/43	10,000	11,456,500
New Bridge Charles, Inc., 4.00%, 10/01/32(a)	2,560	2,753,843
New Bridge Charles, Inc., 4.13%, 10/01/42(a)	8,225	8,595,948
New Bridge Charles, Inc., 5.00%, 10/01/57(a)	4,090	4,464,521
UMass Memorial Health Care Obligated Group Issue, Series K, 5.00%, 07/01/38	5,000	5,838,150
Umass Memorial Healthcare, 5.00%, 07/01/44	10,000	11,595,100
Worchester Polytechnic Institutes, Series B, 5.00%, 09/01/45	10,000	11,819,200
Massachusetts Educational Financing Authority, RB, AMT:
Issue I, 5.00%, 01/01/24	5,000	5,626,800
Series A, 5.00%, 01/01/22	10,000	10,709,300
Massachusetts HFA, RB, M/F Housing, Series C-1, 3.15%, 12/01/49(b)	2,890	2,897,976
Massachusetts Housing Finance Agency, RB:
M/F Housing, Series C-1, 2.65%, 12/01/34(b)	2,950	2,956,549
M/F Housing, Series C-1, 2.90%, 12/01/39(b)	3,370	3,379,402
M/F Housing, Series C-1, 3.10%, 12/01/44(b)	2,500	2,505,475
M/F Housing, Series C-1, 3.25%, 12/01/54(b)	7,790	7,828,249
M/F Housing, Series C-1, 3.30%, 12/01/59(b)	19,185	19,280,349
M/F Housing, Series C-1, 3.35%, 06/01/62(b)	5,010	5,025,030
M/F, Series C, 4.13%, 12/01/45	1,505	1,574,967
M/F, Series C, 4.25%, 06/01/55	1,470	1,532,049
S/F Housing, Series A, 3.40%, 12/01/49	3,115	3,170,167
Massachusetts Housing Finance Agency, Refunding RB:
M/F Housing, Series B-1 (FHA), 2.75%, 12/01/34	2,250	2,263,973
M/F Housing, Series B-1 (FHA), 3.00%, 12/01/39	1,435	1,445,676
M/F Housing, Series B-1 (FHA), 3.30%, 12/01/56	6,000	6,034,860
M/F, Series A, 4.60%, 12/01/55	2,340	2,440,058
S/F Housing, Series 163, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 12/01/33	4,205	4,367,649
S/F, Series 172, 3.65%, 12/01/35	3,450	3,548,774
Massachusetts Port Authority, ARB, Series B, 5.00%, 07/01/44	20,975	26,088,286
Massachusetts School Building Authority, RB, Subordinated, Series A, 5.00%, 02/15/44	25,000	30,749,250
Massachusetts School Building Authority, Refunding RB, Series C, 5.00%, 08/15/24	5,000	5,860,050
Massachusetts State College Building Authority, Refunding RB, Series A, 5.00%, 05/01/37	5,000	5,842,750
Massachusetts Water Resources Authority, Refunding RB, Series C:
General, 5.00%, 08/01/35	5,000	6,038,650
Green Bond, 5.00%, 08/01/40	10,000	11,969,200

Security	Par (000)	Value

Massachusetts (continued)
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.00%, 07/01/41	$10,000	$10,499,200

		574,780,079

Michigan — 1.8%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	5,000	5,443,550
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, Water & Sewerage Department:
Senior Lien, Series A, 5.00%, 07/01/23	5,000	5,471,350
Series D (AGM), 2.01%, 07/01/32(c)	15,650	15,345,044
County of Monroe Michigan EDC, Refunding RB, Detroit Edison Co. Project, Series AA (NPFGC), 6.95%, 09/01/22	10,000	11,485,700
Great Lakes Water Authority Water Supply System Revenue, Refunding RB, Senior Lien, Series C, 5.25%, 07/01/33	5,000	6,007,250
Michigan Finance Authority, RB:
Beaumont Health Credit Group, Series A, 5.00%, 11/01/44	5,000	5,696,600
Henry Ford Health System, Series A, 5.00%, 11/15/48	5,000	6,058,950
School Loan Revolving Fund, 2.37%, 09/01/49(d)	15,000	15,030,000
Series A-1, School Loan Revolving Fund, 2.86%, 09/01/49(d)	10,285	10,445,343
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 5.00%, 11/15/37	5,000	5,917,350
Local Government Loan Program, Series B, 5.00%, 07/01/44	5,000	5,492,750
Local Government Loan Program, Series D-6 (NPFGC), 5.00%, 07/01/21	5,000	5,273,800
Trinity Health Credit Group, Series A, 5.00%, 12/01/47	25,000	27,215,750
Michigan State Housing Development Authority, RB:
M/F Housing, Series A, 4.30%, 10/01/40	4,250	4,555,745
M/F Housing, Series A-1, 2.88%, 10/01/34	8,795	9,008,894
M/F Housing, Series A-1, 3.00%, 10/01/39	3,500	3,526,985
M/F Housing, Series A-1, 3.25%, 10/01/44	3,550	3,618,124
M/F Housing, Series A-1, 3.35%, 10/01/49	5,585	5,694,969
M/F Housing, Series A-1, 3.50%, 10/01/54	5,000	5,121,400
M/F Housing, Series A-1, 3.60%, 10/01/60	5,000	5,129,700
M/F, Series A, 4.00%, 10/01/43	1,940	2,088,158
S/F Housing, Series B, 3.10%, 12/01/44	6,540	6,607,427
Michigan State Housing Development Authority, Refunding RB, M/F, Rental Housing, Series D:
3.95%, 10/01/37	3,180	3,288,502
4.00%, 10/01/42	3,495	3,590,029
4.50%, 10/01/48	7,005	7,281,067
Michigan State University, RB, Series B (AMBAC), 1.91%, 02/15/37(c)	5,000	4,880,150
Michigan Tobacco Settlement Finance Authority, RB, Series A, 7.31%, 06/01/34	15,585	16,049,745
Michigan Tobacco Settlement Finance Authority, Refunding RB, Series A, 6.88%, 06/01/42	2,375	2,394,713
Royal Oak Hospital Finance Authority Michigan, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	5,000	5,596,000
State of Michigan Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	5,000	5,338,250

		218,653,295

44	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Minnesota — 1.0%
City of Deephaven Minnesota, Refunding RB, Series A, 5.50%, 07/01/50	$2,500	$2,704,875
City of Minneapolis Minnesota, RB, Hiawatha Academies Project, Series A, 5.00%, 07/01/47	3,000	3,139,620
City of Wayzata Minnesota, Refunding RB, Folkestone Senior Living Community:
5.00%, 08/01/49	185	203,173
5.00%, 08/01/54	885	970,367
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A:
5.00%, 02/15/53	5,000	5,837,150
5.00%, 02/15/58	5,000	5,836,500
5.25%, 02/15/58	5,000	5,927,800
Minneapolis-St. Paul Metropolitan Airports Commission, Refunding RB, Senior, Series A, 5.00%, 01/01/28	5,000	6,178,250
Minnesota Housing Finance Agency, RB, S/F Housing, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), Mortgage-Backed Securities:
Pass-Through, Series I, 2.80%, 12/01/47	13,107	13,402,093
Series E, 2.85%, 06/01/47	13,878	14,001,445
Minnesota Housing Finance Agency, Refunding RB, S/F, Residential Housing, Series B (Ginnie Mae, Fannie Mae & Freddie Mac), 3.10%, 07/01/35	1,715	1,770,669
St. Paul Housing & Redevelopment Authority, Refunding RB, Hmong College Prep Academy Project, Series A:
5.75%, 09/01/46	1,805	2,010,102
6.00%, 09/01/51	2,710	3,054,062
State of Minnesota, GO:
Series A, 5.00%, 08/01/36	5,000	6,392,950
Series A, 5.00%, 08/01/37	5,000	6,370,400
Series A, 5.00%, 08/01/38	5,000	6,344,650
Series A, 5.00%, 08/01/39	5,000	6,320,600
Trunk Highway Bound, Series B, 5.00%, 08/01/23	5,000	5,691,850
Trunk Highway Bound, Series B, 5.00%, 08/01/24	5,000	5,864,950
State of Minnesota, RB, Appropriation, Series A, 5.00%, 06/01/24	5,000	5,655,350
State of Minnesota, Refunding RB, Appropriation, Series B, 5.00%, 03/01/25	5,000	5,426,950

		113,103,806

Mississippi — 0.1%
Mississippi Hospital Equipment & Facilities Authority, RB, Baptist Memorial Health Corp., Series A, 5.00%, 09/01/46	10,000	11,089,500

Missouri — 1.2%
City of State Louis Missouri Airport Revenue, ARB, Series C (AGM):
5.00%, 07/01/42	5,000	5,957,800
5.00%, 07/01/47	5,000	5,925,400
City of State Louis Missouri Airport Revenue, Refunding ARB, Series A (AGM):
5.00%, 07/01/23	5,000	5,655,150
5.00%, 07/01/25	5,000	5,964,200
5.00%, 07/01/24	5,000	5,816,100
Kansas City Missouri IDA, ARB, AMT:
Kansas City International Airport Terminal Modernization Project Series A, 5.00%, 03/01/34	5,105	6,244,232
Kansas City International Airport Terminal Modernization Project Series A, 5.00%, 03/01/35	5,360	6,530,517
Kansas City International Airport Terminal Modernization Project Series A, 5.00%, 03/01/36	5,000	6,072,200

Security	Par (000)	Value

Missouri (continued)
Kansas City International Airport Terminal Modernization Project Series A, 5.00%, 03/01/37	$5,910	$7,167,943
Kansas City International Airport Terminal Modernization Project Series A, 5.00%, 03/01/39	5,000	6,038,350
Kansas City International Airport Terminal Modernization Project Series A, 5.00%, 03/01/44	5,315	6,359,663
Kansas City International Airport Terminal Modernization Project Series B, 5.00%, 03/01/39	5,000	5,990,250
Kansas City International Airport Terminal Modernization Project Series B, 5.00%, 03/01/46	5,000	5,957,200
Kansas City Missouri IDA, Refunding RB, Kansas City United Methodist Church(a)(i)(j):
5.75%, 11/15/36	8,055	7,131,172
6.00%, 11/15/46	5,125	4,538,854
6.00%, 11/15/51	2,060	1,799,039
Metropolitan State Louis Sewer District, Refunding RB, Wastewater System Improvement, Series A, 5.00%, 05/01/42	5,000	5,997,850
Missouri Highway & Transportation Commission, Refunding RB, 1st Lien, Series A, 5.00%, 05/01/24	5,000	5,827,900
Missouri Housing Development Commission, RB, Fannie Mae & Freddie Mac), S/F:
Housing, First Place Homeownership Loan Program, Series D (Ginnie Mae, 3.40%, 11/01/46	8,817	9,331,559
Special Homeowners, Series B (Ginnie Mae, 3.63%, 11/01/34	390	403,217
Special Homeowners, Series B (Ginnie Mae, 3.75%, 11/01/39	1,910	1,968,274
Missouri State Environmental Improvement & Energy Resources Authority, Refunding RB, Union Electric Company Project, Series C, 2.75%, 09/01/33	25,000	25,087,000
St. Louis Land Clearance for Redevelopment Authority, Refunding RB, Kiel Opera House Renovation Project, 3.88%, 10/01/35(b)(d)(f)	2,750	2,725,261

		144,489,131

Montana — 0.0%
Montana State Board of Housing, RB, S/F Housing, Series B-2, 3.60%, 12/01/47	930	953,138

Nebraska — 0.3%
County of Douglas Nebraska Hospital Authority No. 2, RB, Health Facilities-Childrens Hospital Obligated Group, 5.00%, 11/15/47	5,000	5,840,700
Nebraska Investment Finance Authority, RB, S/F, Series C:
3.45%, 09/01/33	7,205	7,676,279
3.75%, 09/01/38	5,000	5,308,600
Nebraska Investment Finance Authority, Refunding RB, S/F (Ginnie Mae, Fannie Mae & Freddie Mac), 3.75%, 09/01/35	4,250	4,447,158
Omaha Public Power District, Refunding RB, System, Series C, 5.00%, 02/01/43	5,000	5,783,050
University of Nebraska Facilities Corp., RB, Cancer Center, Series A, 5.00%, 02/15/24	10,000	11,545,700

		40,601,487

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nevada — 0.7%
City of North Las Vegas Nevada, GO, Build America Bonds, 6.57%, 06/01/40	$5,175	$6,644,493
County of Clark Department of Aviation, Refunding RB:
Junior Sub-Lien, AMT, Series C, 5.00%, 07/01/21	10,000	10,561,300
Series B, 5.00%, 07/01/32	5,000	6,370,150
Series B, 5.00%, 07/01/40	5,000	6,204,150
Series B, 5.00%, 07/01/41	5,000	6,189,550
Series B, 5.00%, 07/01/42	5,000	6,173,650
County of Clark Nevada, GO, Stadium Improvement, Series A, 5.00%, 06/01/43	10,000	12,135,900
County of Clark School District, GO, Refunding, Series B, 5.00%, 06/15/24	5,000	5,781,850
County of Clark School District Nevada, GO, Refunding, Series A, 5.00%, 06/15/22	5,000	5,455,550
Las Vegas Convention & Visitors Authority, RB, Series B, 5.00%, 07/01/43	10,000	11,982,800
Las Vegas Nevada Special Improvement District 607, Refunding, Special Assessment Bonds, Local Improvement:
5.00%, 06/01/23	325	346,320
5.00%, 06/01/24	200	216,076
Nevada Housing Division, RB, S/F Housing, Senior Series A (Ginnie Mae, Fannie Mae & Freddie Mac):
2.95%, 10/01/34	2,495	2,561,642
3.20%, 10/01/39	3,000	3,065,640
State of Nevada Department of Business & Industry, RB, Somerset Academy, Series A(a):
4.50%, 12/15/29	335	361,887
5.00%, 12/15/38	565	614,567
5.00%, 12/15/48	690	741,874

		85,407,399

New Hampshire — 0.2%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(a):
Series B, 4.63%, 11/01/42	7,900	8,153,274
Series C, AMT, 4.88%, 11/01/42	2,995	3,097,698
New Hampshire Health and Education Facilities Authority Authority, RB, Catholic Medical Center Issue, 5.00%, 07/01/44	5,000	5,790,150
New Hampshire Housing Finance Authority, RB, M/F Housing, Cimarron, Whittier Falls & Marshall (FHA), 3.55%, 07/01/37	1,385	1,466,757

		18,507,879

New Jersey — 2.8%
Casino Reinvestment Development Authority, Inc., Refunding RB, 5.25%, 11/01/39	5,000	5,393,250
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(a)	7,105	7,184,931
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Keystone Urban Renewal Project, Series A, AMT, 5.00%, 12/01/24	1,390	1,499,490
New Jersey EDA, ARB, Continental Airlines, Inc. Project, 5.13%, 09/15/23	4,660	5,004,607
New Jersey EDA, RB:
Friends of Vineland Public Charter School Projects, Series B, 5.50%, 11/01/26	265	263,622
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	8,325	9,322,002
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/25	5,000	5,958,300
School Facilities Construction, 5.00%, 06/15/29	5,000	6,041,750
School Facilities Construction, 5.00%, 06/15/30	5,000	6,043,600

Security	Par (000)	Value

New Jersey (continued)
School Facilities Construction, 5.00%, 06/15/31	$5,500	$6,605,115
School Facilities Construction, 5.00%, 06/15/36	5,500	6,445,725
School Facilities Construction, 5.00%, 06/15/37	4,000	4,666,480
School Facilities Construction, 5.00%, 06/15/39	5,000	5,793,150
School Facilities Construction, 5.00%, 06/15/49	8,215	9,375,369
School Facilities Construction, Series EEE, 5.00%, 06/15/43	5,000	5,686,550
State House Project, Series B, Remark 10, 5.00%, 06/15/43	5,750	6,539,533
New Jersey EDA, Refunding RB:
Series A (BAM), 5.00%, 07/01/23	5,000	5,606,050
Series B, 5.00%, 11/01/23	5,000	5,605,000
Series B, 5.00%, 11/01/24	10,000	11,445,100
Series B, 5.00%, 11/01/25	5,000	5,827,000
Series MMM, 5.00%, 06/15/33	8,500	10,064,000
New Jersey Health Care Facilities Financing Authority, RB, Valley Health System Obligated Group(b):
3.00%, 07/01/20	5,000	5,051,650
5.00%, 07/01/31	6,430	8,104,629
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Barnabas Health Issue, Series A, 5.00%, 07/01/22	1,400	1,532,524
Hackensack Meridian Health Obligated Group Issue, Series A, 5.00%, 07/01/39	5,000	5,976,100
Hackensack Meridian Health Obligated Group Issue, Series A, 5.00%, 07/01/52	5,000	5,931,000
Hospital Asset Transformation Program, 5.00%, 10/01/23	5,000	5,594,100
St. Barnabas Health Care System, Series A, 5.00%, 07/01/25	2,000	2,186,080
St. Barnabas Health Care, Series A, 5.00%, 07/01/23	2,140	2,340,946
New Jersey Health Care System Facilities Financing Authority, Refunding RB, St. Barnabas Health Care, Series A, 5.00%, 07/01/24	5,165	5,648,031
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, Series 1A, AMT:
5.00%, 12/01/21	5,000	5,350,700
5.00%, 12/01/22	5,000	5,509,600
5.00%, 12/01/23	5,000	5,655,300
5.00%, 12/01/24	6,000	6,936,120
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program Bonds, Series S, 5.25%, 06/15/43	5,000	5,832,200
Build America Bonds, Series B, 6.88%, 12/15/39	11,700	11,728,080
Build America Bonds, Series C, 6.10%, 12/15/28	2,500	2,596,025
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/23	5,000	5,600,800
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/27	5,000	5,912,800
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/28	5,000	5,868,600
Series BB, 4.00%, 06/15/44	25,000	26,047,500
Transportation Program, Series AA, 5.00%, 06/15/24	10,000	11,091,600
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series A:
5.00%, 12/15/36	10,000	11,588,200
5.00%, 12/15/34	10,000	11,597,800
Rahway Valley Sewerage Authority, RB, Capital Appreciation Bonds, Series A (NPFCG), 0.00%, 09/01/34(e)	5,420	3,656,549

46	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
South Jersey Port Corp., RB, Sub-Marine Terminal, Series A, 5.00%, 01/01/49	$5,000	$5,670,650
South Jersey Port Corp., Refunding ARB, Marine Terminal, Series B:
5.00%, 01/01/42	10,000	11,465,900
5.00%, 01/01/48	10,000	11,346,600
Tobacco Settlement Financing Corp., Refunding RB, Sub-Series B, 5.00%, 06/01/46	10,000	11,052,700

		337,243,408

New Mexico — 0.0%
New Mexico Mortgage Finance Authority, RB, S/F (Ginnie Mae, Fannie Mae & Freddie Mac), 3.70%, 09/01/42	3,785	3,952,562

New York — 13.1%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 01/01/35(a)	400	441,584
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 06/01/48	5,000	5,121,850
City of New York, GO, Series A:
Sub-Series A-1, 5.00%, 08/01/39	10,000	12,495,000
Taxable Fiscal-2020, Subseries, 2.85%, 08/01/31	25,000	25,338,750
City of New York Housing Development Corp., RB, M/F Housing, Sustainable Neighborhood Bonds, Series C-1-A, 3.45%, 05/01/50	5,800	5,877,662
City of New York Housing Development Corp., Refunding RB:
M/F Housing, Sustainable Neighborhood, Series B-1-A, 3.65%, 11/01/49	5,000	5,152,650
M/F Housing, Sustainable Neighborhood, Series B-1-A, 3.75%, 11/01/54	5,000	5,167,350
M/F Housing, Sustainable Neighborhood, Series B-1-A, 3.10%, 11/01/34	3,000	3,113,610
M/F Housing, Sustainable Neighborhood, Series B-1-A, 3.40%, 11/01/39	3,000	3,099,480
M/F Housing, Sustainable Neighborhood, Series B-1-A, 3.55%, 11/01/44	5,000	5,203,750
M/F Housing, Sustainable Neighborhood, Series B-1-A, 3.85%, 05/01/58	5,000	5,186,700
Sustainable Neighborhood Bonds, Series A, 4.25%, 11/01/43	10,000	10,800,900
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, Taxable, Future Tax Secured Fiscal, Sub-Series C-3, 3.50%, 11/01/32	25,000	26,514,000
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 06/01/41(a)	27,500	27,875,375
5.00%, 06/01/42	28,915	28,916,157
5.00%, 06/01/45	6,930	6,930,000
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/51	3,630	3,892,594
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 08/01/46	11,550	11,518,468
County of Nassau New York Tobacco Settlement Corp., Refunding RB, Series A1, 6.83%, 06/01/21	2,602	2,610,378
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/23	5,000	5,319,600
County of Westchester New York Local Development Corp., Refunding RB, Westchester Medical Center Obligation, 5.00%, 11/01/46	5,000	5,595,300

Security	Par (000)	Value

New York (continued)
Dutchess County Local Development Corp., RB, Health Quest System, Inc., Series B, 5.00%, 07/01/46	$25,000	$28,986,750
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	18,765	18,772,694
Metropolitan Transportation Authority, Refunding RB:
Green Bond, Climate Bond Certified, Series C-1, 5.00%, 11/15/34	25,000	30,314,500
Green Bond, Group 1, Series C, 5.00%, 11/15/40	10,000	12,230,600
Green Bond, Group 1, Series C, 5.00%, 11/15/42	10,000	12,171,600
Green Bond, Group 1, Series C (AGM), 5.00%, 11/15/41	10,000	12,321,200
Green Bond, Group 1, Series C (BAM), 5.00%, 11/15/43	10,000	12,248,800
Green Bond, Series B, 5.00%, 11/15/52	25,000	29,837,250
Green Bonds, Series C (AGM), 5.00%, 11/15/40	14,430	17,776,750
Green Bonds, Series C-1, 5.00%, 11/15/24	10,000	11,688,300
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	5,000	5,559,700
New York City Housing Development Corp., RB, M/F:
Housing, Series C-2, 1.70%, 07/01/21	20,000	20,002,400
Housing, Sustainable Neighborhood Bonds, Series A, 4.38%, 11/01/33	1,110	1,235,719
Series A-1, 3.95%, 11/15/44	15,000	15,717,300
Series C-1-A, 3.50%, 11/01/33	5,000	5,316,300
Series C-1-A, 3.70%, 11/01/38	10,000	10,533,300
Series C-1-A, 4.20%, 11/01/44	10,000	10,412,300
Series C-1-A, 3.95%, 11/01/48	25,000	26,307,250
Series G-1, 3.90%, 05/01/45	10,000	10,313,000
Series G-1, 4.00%, 05/01/48	5,000	5,156,600
Sustainable Neighborhood, 3.85%, 11/01/43	5,000	5,270,500
New York City Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38	25,000	27,219,500
New York City Transitional Finance Authority Building Aid Revenue, RB, Subordinate, Fiscal 2019, Series S-3, 3.42%, 07/15/23	8,000	8,359,200
New York City Transitional Finance Authority Future Tax Secured Revenue, RB:
Future Tax Secured Bonds, Series A-1, 3.90%, 08/01/31	10,000	10,893,300
Subordinated, Series A2, 5.00%, 05/01/36	10,000	12,542,500
Subordinated, Series A2, 5.00%, 05/01/38	10,000	12,432,300
Subordinated, Series A2, 5.00%, 05/01/39	10,000	12,435,200
New York City Water & Sewer System, RB, Series BB-1, 5.00%, 06/15/49	25,000	31,100,000
New York Liberty Development Corp., Refunding RB:
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	49,285	54,407,683
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(a)	240	267,773
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	570	643,547
3 World Trade Center Project, Class 3, 7.25%, 11/15/44(a)	1,655	2,007,780
4 World Trade Center Project, 5.00%, 11/15/44	10,000	10,609,500
New York State Dormitory Authority, RB:
Rockefeller University, Green Bond, 5.00%, 07/01/50	15,000	18,648,000
Series B, 2.70%, 03/15/22	21,160	21,507,236
New York State Dormitory Authority, Refunding RB:
Catholic Healthcare Partners, 5.00%, 07/01/28	250	312,340
Group 1, Series A, 5.00%, 03/15/24	25,000	28,977,750

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Group 3, Series A, 5.00%, 03/15/38	$25,000	$31,051,500
Group 3, Series A, 5.00%, 03/15/39	25,000	31,008,750
Series A, 5.00%, 03/15/40	10,000	12,367,700
Series B, 3.14%, 07/01/43(b)	8,325	8,341,234
Yeshiva University, 5.00%, 09/01/38	730	730,752
New York State Housing Finance Agency, RB:
Green Bond, Series F (SONYMA), 3.90%, 11/01/48	6,905	7,269,239
M/F Housing, Climate Bond Certified/Sustainability (Fannie Mae) (SONYMA), 1.63%, 05/01/23	1,200	1,203,312
M/F Housing, Climate Bond Certified/Sustainability (Fannie Mae) (SONYMA), 2.25%, 11/01/29	275	282,315
M/F Housing, Climate Bond Certified/Sustainability (Fannie Mae) (SONYMA), 2.35%, 11/01/30	250	256,468
M/F Housing, Climate Bond Certified/Sustainability (Fannie Mae) (SONYMA), 2.40%, 11/01/31	250	255,735
M/F Housing, Climate Bond Certified/Sustainability (Fannie Mae) (SONYMA), 3.00%, 11/01/39	1,185	1,196,340
M/F Housing, Climate Bond Certified/Sustainability (Fannie Mae) (SONYMA), 3.15%, 11/01/44	1,000	1,006,920
M/F Housing, Climate Bond Certified/Sustainability (Fannie Mae) (SONYMA), 3.25%, 11/01/52	3,430	3,464,609
M/F Housing, Sustainable Bonds, Series I (Fannie Mae) (SONYMA), 1.75%, 05/01/24	3,000	3,021,930
M/F Housing, Sustainable Bonds, Series I (Fannie Mae) (SONYMA), 2.40%, 05/01/31	280	287,361
M/F Housing, Sustainable Bonds, Series I (Fannie Mae) (SONYMA), 2.75%, 11/01/34	1,250	1,285,650
M/F Housing, Sustainable Bonds, Series I (Fannie Mae) (SONYMA), 3.00%, 11/01/39	2,140	2,160,480
M/F Housing, Sustainable Bonds, Series I (Fannie Mae) (SONYMA), 3.15%, 11/01/44	3,275	3,297,663
M/F Housing, Sustainable Bonds, Series I (Fannie Mae) (SONYMA), 3.25%, 11/01/52	5,895	5,954,481
M/F, Affordable Housing, Series C (HUD), 4.10%, 11/01/45	4,000	4,205,600
M/F, Affordable Housing, Series D (SONYMA), 3.85%, 11/01/43	1,000	1,057,580
M/F, Affordable Housing, Series F (Ginnie Mae, Fannie Mae & Freddie Mac) (SONYMA), 3.90%, 05/01/47	3,585	3,709,937
M/F, Affordable Housing, Series G (Ginnie Mae, Fannie Mae & Freddie Mac) (SONYMA), 3.90%, 11/01/44	7,110	7,380,535
M/F, Series B, 4.25%, 11/01/50	5,000	5,268,600
New York State Urban Development Corp., RB:
Bidding Group Bond, Series B, 2.84%, 03/15/32	20,000	20,034,200
Series A, 5.00%, 03/15/36	26,195	33,146,367
New York Transportation Development Corp., ARB, AMT:
Delta Air Lines Inc., LaGuardia Airport Terminal C&D Redevelopment Project, 5.00%, 01/01/24	10,000	11,286,900
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/25	10,000	11,555,000
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/26	10,000	11,791,400
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/27	10,000	12,004,900

Security	Par (000)	Value

New York (continued)
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/28	$10,000	$12,179,400
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/29	10,000	12,181,000
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/30	10,000	12,069,300
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/31	10,000	11,955,700
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/32	10,000	11,949,500
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/33	10,000	11,854,900
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/34	10,000	11,831,100
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/36	10,000	11,786,400
LaGuardia Airport Terminal B Redevelopment Project, Series A, 5.00%, 07/01/34	5,000	5,581,150
LaGuardia Airport Terminal B Redevelopment Project, Series A, 5.00%, 07/01/41	10,000	11,074,800
LaGuardia Airport Terminal B Redevelopment Project, Series A, 5.00%, 07/01/46	50,000	55,206,000
LaGuardia Airport Terminal B Redevelopment Project, Series A, 5.25%, 01/01/50	50,000	55,679,500
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT:
5.00%, 08/01/26	21,810	22,874,764
5.00%, 08/01/31	34,305	35,869,308
Niagara Area Development Corp., Refunding RB, Covanta Project, Series A, AMT, 4.75%, 11/01/42(a)	5,280	5,506,670
Port Authority of New York & New Jersey, ARB:
192nd Series, 4.81%, 10/15/65	6,675	8,727,095
Consolidated Bonds, AMT, 5.00%, 11/01/30(b)	10,000	12,713,800
Consolidated Bonds, AMT, 5.00%, 11/01/31(b)	10,000	12,655,200
Consolidated Bonds, AMT, 5.00%, 11/01/32(b)	10,000	12,602,400
Consolidated, 168th Series, 4.93%, 10/01/51	4,140	5,542,756
Port Authority of New York & New Jersey, Refunding ARB, AMT, Series 207, 5.00%, 09/15/25	5,000	5,940,800
State of New York Dormitory Authority, Refunding RB:
Bid Group 4, Series E, 5.00%, 03/15/48	25,000	30,345,750
Catholic Health System Obligation, 5.00%, 07/01/26	100	120,763
Catholic Health System Obligation, 5.00%, 07/01/27	300	369,051
Catholic Health System Obligation, 5.00%, 07/01/30	250	315,290
Catholic Health System Obligation, 5.00%, 07/01/32	360	446,036
Catholic Health System Obligation, 5.00%, 07/01/34	515	631,035
Catholic Health System Obligation, 5.00%, 07/01/35	600	731,928
Catholic Health System Obligation, 5.00%, 07/01/36	975	1,186,146

48	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Catholic Health System Obligation, 4.00%, 07/01/37	$1,860	$2,057,737
Catholic Health System Obligation, 4.00%, 07/01/38	1,650	1,819,900
Catholic Health System Obligation, 4.00%, 07/01/39	1,755	1,932,255
Catholic Health System Obligation, 4.00%, 07/01/40	2,000	2,194,420
Catholic Health System Obligation, 5.00%, 07/01/41	3,400	4,116,278
Catholic Health System Obligation, 4.00%, 07/01/45	10,000	10,832,200
Touro College & University, Series B, 5.75%, 01/01/29	990	1,053,509
State of New York HFA, RB, M/F Housing:
Affordable Housing, Series B (Ginnie Mae, Fannie Mae & Freddie Mac) (SONYMA), 3.45%, 11/01/41	1,200	1,231,104
Affordable Housing, Series E (Ginnie Mae, Fannie Mae & Freddie Mac) (SONYMA), 3.35%, 11/01/45	1,110	1,126,783
Affordable Housing, Series E (Ginnie Mae, Fannie Mae & Freddie Mac) (SONYMA), 3.45%, 05/01/49	2,850	2,900,074
Affordable Housing, Series M (Ginnie Mae, Fannie Mae & Freddie Mac) (SONYMA), 3.15%, 11/01/32	1,000	1,049,650
Affordable Housing, Series M (Ginnie Mae, Fannie Mae & Freddie Mac) (SONYMA), 3.50%, 11/01/37	415	435,069
Green Bond, Affordable Housing-Climate Bond Certified, Series K (Ginnie Mae, Fannie Mae & Freddie Mac) (SONYMA), 3.00%, 11/01/32	1,500	1,559,040
Green Bond, Series F (SONYMA), 2.30%, 05/01/22	5,000	5,057,800
Series C (Ginnie Mae, Fannie Mae & Freddie Mac) (SONYMA), 3.38%, 11/01/49	5,000	5,137,450
State of New York Mortgage Agency, RB, S/F:
Housing, Series 223, 2.35%, 04/01/31(b)	1,835	1,847,441
Housing, Series 223, 2.40%, 10/01/31(b)	1,130	1,136,837
Housing, Series 223, 2.65%, 10/01/34(b)	9,520	9,579,024
Housing, Series 223, 3.00%, 10/01/39(b)	14,350	14,490,343
Series 188, 3.85%, 10/01/44	3,800	3,895,456
State of New York Mortgage Agency, Refunding RB, S/F Housing, Non ACE, Series 203, 3.10%, 10/01/32	2,430	2,525,693
Triborough Bridge & Tunnel Authority, Refunding RB, MTA Bridges & Tunnels, Series C(b):
4.00%, 11/15/40	25,000	28,695,000
4.00%, 11/15/41	25,000	28,622,500
4.00%, 11/15/42	25,000	28,549,250
4.00%, 11/15/43	25,000	28,475,750
Troy Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, 5.00%, 09/01/37(b)	6,000	7,340,400

		1,574,179,543

North Carolina — 1.9%
City of Charlotte North Carolina, GO, Refunding, Series A, 5.00%, 06/01/26	10,000	12,341,000
City of Charlotte North Carolina Airport Revenue, Refunding ARB, Charlotte Douglas International Airport:
5.00%, 07/01/23	1,760	1,998,955
5.00%, 07/01/26	2,870	3,525,365
5.00%, 07/01/27	1,030	1,291,589

Security	Par (000)	Value

North Carolina (continued)
5.00%, 07/01/34	$3,095	$3,934,921
5.00%, 07/01/36	1,860	2,352,045
4.00%, 07/01/44	5,000	5,674,350
5.00%, 07/01/49	15,085	18,631,785
AMT, 5.00%, 07/01/32	1,030	1,293,093
AMT, 5.00%, 07/01/33	1,085	1,357,346
AMT, 5.00%, 07/01/34	1,135	1,415,390
AMT, 5.00%, 07/01/49	5,000	6,063,600
County of Guilford North Carolina, GO, Refunding, 5.00%, 03/01/23	10,000	11,232,700
County of Mecklenburg North Carolina, GO:
5.00%, 03/01/24	5,000	5,801,800
Series A, 5.00%, 04/01/24	5,000	5,816,950
County of Wake North Carolina, GO, Refunding, Public Improvements, Series A, 5.00%, 03/01/24	5,000	5,797,300
North Carolina Department of Transportation, RB, AMT, I-77 Hot Lanes Project, 5.00%, 06/30/54	10,000	11,046,300
North Carolina Housing Finance Agency, RB, S/F Housing, Series 41 (Ginnie Mae, Fannie Mae & Freddie Mac), 3.10%, 07/01/34	1,000	1,038,650
North Carolina Medical Care Commission, RB, 1st Mortgage, Galloway Ridge Project, Series A:
4.75%, 01/01/21	270	270,567
5.00%, 01/01/22	290	290,664
North Carolina Medical Care Commission, Refunding RB:
1st Mortgage, Galloway Ridge Project, Series A, 5.25%, 01/01/41	2,470	2,654,608
Vidant Health, 5.00%, 06/01/33	5,000	5,799,450
Vidant Health, 5.00%, 06/01/45	5,000	5,717,000
North Carolina Turnpike Authority, RB(b):
Senior Lien, Triangle Express Way System (AGM), 5.00%, 01/01/49	15,480	18,803,556
Triangle Expressway System, 5.00%, 01/01/44	12,000	14,444,040
Triangle Expressway System, 5.00%, 01/01/49	25,000	29,991,750
North Carolina Turnpike Authority, Refunding RB, Senior Lien (AGM), 5.00%, 01/01/36	10,000	12,199,300
Raleigh Durham Airport Authority, Refunding RB, Series A, AMT:
5.00%, 05/01/34	5,000	5,981,700
5.00%, 05/01/35	5,000	5,971,150
State of North Carolina, GO, Refunding, Series A, 5.00%, 06/01/23	5,000	5,665,100
State of North Carolina, GO, Series B, 5.00%, 06/01/24	10,000	11,687,100
Town of Mooresville North Carolina, Special Assessment Bonds, 5.38%, 03/01/40(a)	2,100	2,230,389

		222,319,513

North Dakota — 0.2%
North Dakota Housing Finance Agency, RB, S/F:
Housing, Home Mortgage, Series F, 2.70%, 07/01/34(b)	1,085	1,085,597
Housing, Home Mortgage, Series F, 2.95%, 07/01/39(b)	5,140	5,142,673
Housing, Home Mortgage, Series F, 3.05%, 07/01/43(b)	1,035	1,032,464
Housing finance Program Bonds-Home Mortgage Finance Program, Series A, 3.55%, 07/01/33	4,500	4,837,455
Housing finance Program Bonds-Home Mortgage Finance Program, Series A, 3.75%, 07/01/38	4,710	4,993,824
Housing finance Program Bonds-Home Mortgage Finance Program, Series D (FHA), 3.55%, 07/01/40	2,165	2,245,928

		19,337,941

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio — 2.6%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2:
5.13%, 06/01/24	$2,330	$2,329,883
5.75%, 06/01/34	3,395	3,396,664
5.88%, 06/01/47	48,055	48,157,357
6.50%, 06/01/47	11,100	11,368,509
City of Columbus Ohio, GO, Refunding, Series 2017-1, 4.00%, 04/01/23	5,000	5,465,800
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Series A, 5.00%, 08/01/22	5,000	5,473,500
County of Hamilton Ohio, RB, Cincinnati Children’s Hospital Medical Center, Series CC:
5.00%, 11/15/41	5,000	7,009,850
5.00%, 11/15/49	32,145	46,831,086
Northeast Ohio Medical University Foundation, RB, 5.00%, 12/01/42	10,000	10,509,400
Ohio Air Quality Development Authority, RB, AMG Vanadium Project, AMT, 5.00%, 07/01/49(a)	17,175	18,942,994
Ohio Housing Finance Agency, RB, S/F:
Mortgage Backed Securities Program, Series D (Ginnie Mae, Fannie Mae & Freddie Mac), 3.63%, 09/01/47	4,705	4,889,530
Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 3.95%, 09/01/43	5,000	5,309,150
Series B, 3.25%, 09/01/44	5,000	5,115,600
Series B, 3.35%, 09/01/49	5,000	5,147,750
Ohio University, RB, General Receipts, Athens, 5.59%, 12/01/14	900	1,197,216
Ohio Water Development Authority, RB:
5.00%, 12/01/36	5,000	6,376,450
5.00%, 12/01/37	10,000	12,714,900
5.00%, 12/01/38	10,000	12,685,200
5.00%, 12/01/39	10,000	12,652,400
5.00%, 06/01/44	13,500	16,892,415
State of Ohio, GO, Series A:
5.00%, 06/15/30	10,000	13,243,000
5.00%, 06/15/31	10,000	12,890,000
5.00%, 06/15/32	10,000	12,823,800
5.00%, 06/15/38	10,000	12,530,600
5.00%, 06/15/39	10,000	12,449,300
State of Ohio, RB, AMT, Portsmouth Bypass Project:
5.00%, 12/31/23	1,295	1,451,825
5.00%, 06/30/21	1,975	2,073,770
5.00%, 06/30/22	2,190	2,365,441
5.00%, 12/31/22	1,550	1,696,382
5.00%, 06/30/23	1,305	1,446,097

		315,435,869

Oklahoma — 0.4%
Norman Regional Hospital Authority, RB, Norman Regional Hospital Authority, 5.00%, 09/01/45(b)	5,000	5,945,700
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B:
5.25%, 08/15/48	10,000	11,781,000
5.50%, 08/15/52	11,620	13,878,231
Tulsa Airports Improvement Trust, Refunding RB, American Airlines, Inc., AMT, 5.00%, 06/01/35(d)	17,820	20,061,578

		51,666,509

Oregon — 0.9%
City of Portland Oregon Sewer System Revenue, Refunding RB, Second Lien, Series A, 5.00%, 03/01/29(b)	10,000	12,933,600

Security	Par (000)	Value

Oregon (continued)
County of Multnomah Oregon Hospital Facilities Authority, Refunding RB, Mirabella at South Waterfront, 5.50%, 10/01/49	$865	$948,101
Oregon School Boards Association, GO, Series B (NPFGC), 5.68%, 06/30/28	17,500	21,047,600
Oregon School Boards Association, Refunding, GOL, Taxable Pension, Series B (NPFCG), 5.55%, 06/30/28	19,000	22,535,330
Port of Portland Oregon Airport Revenue, ARB:
AMT, Series 24B, 5.00%, 07/01/47	5,000	5,929,600
AMT, Series 24B, 5.00%, 07/01/47	5,000	5,806,200
Portland International Airport, Series 25-A, 5.00%, 07/01/49	5,000	6,116,750
Port of Portland Oregon Airport Revenue, Refunding ARB, Portland International Airport, Series 25-B, AMT:
5.00%, 07/01/44	5,000	6,055,200
5.00%, 07/01/49	5,000	6,012,900
Portland Community College District, GO, Refunding, 5.00%, 06/15/24	5,000	5,668,200
State of Oregon, GO, Refunding, Article XI-Q, Series F, 5.00%, 05/01/39	5,000	5,971,000
State of Oregon Housing & Community Services Department, RB, M/F Housing, AMT, Series B (Ginnie Mae, Fannie Mae & Freddie Mac):
4.00%, 07/01/37	185	189,747
4.13%, 07/01/43	165	170,506
Yamhill County Hospital Authority, Refunding RB, Friendsview Retirement Community:
5.00%, 11/15/46	1,000	1,094,470
5.00%, 11/15/51	730	796,685

		101,275,889

Pennsylvania — 5.0%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project(a):
5.00%, 05/01/33	1,250	1,464,738
Subordinate, 5.00%, 05/01/28	4,595	4,883,474
Subordinate, 5.13%, 05/01/32	4,700	5,180,528
Subordinate, 5.38%, 05/01/42	8,550	9,450,657
City of Philadelphia Pennsylvania, GO, Refunding, Series A, 5.00%, 08/01/25	6,340	7,523,488
City of Philadelphia Pennsylvania, GO, Series B:
5.00%, 02/01/27	5,000	6,118,750
5.00%, 02/01/28	5,000	6,226,800
5.00%, 02/01/30	5,000	6,361,300
City of Philadelphia Pennsylvania, Refunding ARB, Series A, AMT, 5.00%, 06/15/21	5,000	5,280,100
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB:
AMT, Series B, 5.00%, 07/01/21	5,000	5,289,150
AMT, Series B, 5.00%, 07/01/29	5,000	6,068,400
AMT, Series B, 5.00%, 07/01/30	5,000	6,033,950
AMT, Series B, 5.00%, 07/01/42	5,000	5,894,050
Series A, 5.00%, 07/01/47	5,000	5,970,350
Series B, AMT, 5.00%, 07/01/47	5,000	5,857,350
City of Philadelphia Pennsylvania Airport Revenue, Refunding RB, AMT, Series A, 5.00%, 06/15/22	5,000	5,275,150
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A:
5.63%, 07/01/36	4,045	4,398,695
5.63%, 07/01/42	1,675	1,808,799

50	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB, Series B:
5.00%, 11/01/44	$5,000	$6,194,500
5.00%, 11/01/49	10,000	12,290,200
Commonwealth Financing Authority, RB:
Plancon Program, Series A, 3.86%, 06/01/38	2,095	2,271,148
Series A, 4.14%, 06/01/38	3,945	4,405,381
Series A, 3.81%, 06/01/41	13,545	14,775,970
Tobacco Master Settlement payment, 5.00%, 06/01/23	5,000	5,597,050
Commonwealth of Pennsylvania, GO, Refunding:
5.00%, 07/15/21	25,000	26,525,500
5.00%, 07/15/22	25,000	27,437,000
County of Allegheny Hospital Development Authority, Refunding RB, Allegheny Health Network Obligated Group Issue, Series A, 5.00%, 04/01/47	10,000	11,650,600
County of Allegheny Pennsylvania, GO, Refunding, Series C (AGM), 1.83%, 11/01/26(c)	17,660	17,577,404
County of Berks IDA, Refunding RB, Tower Health Projects:
5.00%, 11/01/26	5,000	5,992,200
5.00%, 11/01/47	10,000	11,377,800
5.00%, 11/01/50	5,000	5,690,000
County of Chester Health & Education Facilities Authority, Refunding RB, Simpson Senior Services Project, Series A:
5.00%, 12/01/22	895	953,005
5.00%, 12/01/23	985	1,065,583
5.00%, 12/01/24	1,035	1,134,929
5.00%, 12/01/25	1,075	1,192,594
5.25%, 12/01/45	1,500	1,618,710
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, St. Anne’s Retirement Community, 5.00%, 04/01/33	1,575	1,640,378
County of Lehigh Pennsylvania, Refunding RB, Lehigh Valley Health Network, 5.00%, 07/01/44	15,825	18,962,939
County of Montgomery Pennsylvania IDA, Refunding RB, Whitemarsh Continuing Care Retirement Community Project, 5.38%, 01/01/50	4,815	5,043,520
County of Northampton Pennsylvania General Purpose Authority, Refunding RB, St. Luke’s University Health Network Project, 5.00%, 08/15/46	5,000	5,744,750
County of Northampton Pennsylvania IDA, Tax Allocation Bonds, Route 33 Project, 7.00%, 07/01/32	2,065	2,307,286
General Authority of Southcentral Pennsylvania, Refunding RB, Wellspan Health Obligation Group, Series A, 5.00%, 06/01/44	10,000	11,090,300
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/23	5,000	5,564,800
AMT, 5.00%, 06/30/42	5,000	5,636,950
Build America Bonds, Series B, 6.53%, 06/15/39	5,000	6,969,900
Pennsylvania Bridge Finco LP, 5.00%, 12/31/29	5,000	5,800,100
Pennsylvania Bridge Finco LP, AMT, 5.00%, 12/31/34	5,000	5,699,350
Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/38	5,000	5,655,250
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 06/30/20	5,000	5,096,450
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 06/30/21	5,000	5,260,800
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 12/31/21	5,000	5,340,750

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 06/30/22	$4,495	$4,870,827
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 12/31/30	2,460	2,839,603
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	3,250	3,415,360
Pennsylvania Housing Finance Agency, RB, S/F:
Housing, Series 125B, 3.65%, 10/01/42	5,030	5,228,333
Housing, Series 130-A, 2.70%, 10/01/39	6,845	6,848,970
Series 123-B, 3.45%, 10/01/32	5,000	5,299,500
Series 123B, 3.90%, 10/01/37	5,000	5,362,650
Pennsylvania Housing Finance Agency, Refunding RB:
S/F Housing, Series 131-A, 1.85%, 04/01/26(b)	1,550	1,553,689
S/F Housing, Series 131-A, 2.10%, 04/01/28(b)	1,915	1,923,043
S/F Housing, Series 131-A, 2.15%, 10/01/28(b)	1,380	1,386,362
Series 121, 2.80%, 10/01/31	11,770	12,053,068
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/44	25,000	30,787,750
Series A, 5.25%, 12/01/44	10,000	12,455,600
Series A, 5.00%, 12/01/49	25,000	30,544,500
Series A (BAM), 5.00%, 12/01/44	5,130	6,333,652
Series A-1, 5.00%, 12/01/47	10,000	11,901,100
Series B, 5.00%, 12/01/43	5,000	5,985,600
Series B, 5.00%, 12/01/48	10,000	11,896,000
Pennsylvania Turnpike Commission, Refunding RB:
5.00%, 12/01/21	15,000	16,143,000
5.00%, 12/01/22	10,000	11,122,800
5.00%, 12/01/23	5,000	5,732,000
Philadelphia Authority for Industrial Development, RB, University of the Sciences, 5.00%, 11/01/47	10,000	11,254,400
Philadelphia Authority for Industrial Development, Refunding RB, Thomas Jefferson University, Series A:
5.00%, 09/01/35	5,000	5,859,250
5.00%, 09/01/36	5,000	5,854,850
School District of Philadelphia, Refunding RB, Series C, 4.00%, 03/31/20	25,000	25,232,500
State Public School Building Authority, Refunding RB, The School District of Philadelphia Project, Series A, 2.97%, 04/01/27	7,000	6,991,740
Susquehanna Area Regional Airport Authority, ARB, Series A, AMT, 5.00%, 01/01/27	3,100	3,373,730

		604,898,703

Puerto Rico — 7.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	810	822,280
Commonwealth of Puerto Rico, GO(i)(j):
Public Improvement, Series A, 5.25%, 07/01/22	3,075	2,353,663
Public Improvement, Series A, 5.00%, 07/01/29	5,220	3,995,487
Public Improvement, Series A, 5.13%, 07/01/31	10,900	8,343,067
Public Improvement, 5.25%, 07/01/17	1,605	1,130,726
Public Improvements, Series A, 5.25%, 07/01/26	1,085	830,480
Commonwealth of Puerto Rico, GO, Refunding:
Public Improvement, Series A, 5.50%, 07/01/32(i)(j)	4,245	3,249,204
Public Improvement, Series A, 5.25%, 07/01/24(i)(j)	1,765	1,166,480
Public Improvement, Series A, 5.00%, 07/01/32(i)(j)	1,050	693,940
Public Improvement, Series A, 5.13%, 07/01/37(i)(j)	1,490	984,734
Public Improvement, Series A, 5.50%, 07/01/39(i)(j)	14,225	9,401,231
Public Improvement, Series A, 5.00%, 07/01/41(i)(j)	23,430	15,484,770
Public Improvement, Series C, 6.00%, 07/01/39(i)(j)	1,510	1,166,058
Public Improvements, Series A, 5.75%, 07/01/41(i)(j)	3,530	2,556,310
Public Improvements, 6.00%, 07/01/39(i)(j)	2,555	1,973,032
Series A, 5.50%, 07/01/19	1,176	828,494
Series A, 8.00%, 07/01/35(i)(j)	42,560	26,237,729

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Commonwealth of Puerto Rico, GO, Series B(i)(j):
5.25%, 07/01/23	$2,620	$2,005,398
6.00%, 07/01/38	9,995	7,718,379
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB:
5.00%, 07/01/33	455	473,141
5.13%, 07/01/37	18,385	19,111,391
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.00%, 07/01/38	33,295	33,785,102
6.00%, 07/01/44	22,990	23,328,643
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB:
5.75%, 07/01/37	10,930	11,535,085
5.25%, 07/01/42	18,278	19,098,134
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series B:
4.90%, 07/01/20	9,420	9,400,783
5.00%, 07/01/23	15,105	14,900,176
5.35%, 07/01/27	14,980	14,537,790
6.15%, 07/01/38	6,205	5,826,433
Puerto Rico Electric Power Authority, RB:
Series 2013-A, 7.00%, 07/01/33(i)(j)	3,360	2,654,400
Series 2013-A, 7.00%, 07/01/43(i)(j)	3,350	2,646,500
Series A, 5.00%, 07/01/29(i)(j)	5,540	4,238,931
Series A, 6.75%, 07/01/36(i)(j)	24,370	19,252,300
Series A, 5.00%, 07/01/42(i)(j)	32,085	24,549,838
Series A-3, 10.00%, 07/01/19(i)(j)	6,867	5,880,036
Series B-3, 10.00%, 07/01/19(i)(j)	6,867	5,880,035
Series C-1, 5.40%, 01/01/18(i)(j)	18,867	15,423,965
Series C-2, 5.40%, 07/01/18(i)(j)	18,870	15,426,460
Series C-3, 5.40%, 01/01/20(i)(j)	1,908	1,559,362
Series C-4, 5.40%, 07/01/20(i)(j)	1,908	1,559,362
Series CCC, 5.25%, 07/01/26(i)(j)	8,495	6,499,949
Series CCC, 5.25%, 07/01/27	5,010	3,833,401
Series CCC, 5.00%, 07/01/28	1,130	864,620
Series CCC, 5.25%, 07/01/28(i)(j)	3,120	2,387,268
Series TT, 5.00%, 07/01/20(i)(j)	1,235	944,960
Series TT, 5.00%, 07/01/21	3,315	2,536,472
Series TT, 5.00%, 07/01/23(i)(j)	1,930	1,476,739
Series TT, 5.00%, 07/01/32(i)(j)	10,360	7,926,954
Series WW, 5.50%, 07/01/19(i)(j)	6,025	4,511,219
Series WW, 5.50%, 07/01/19(i)(j)	4,300	3,290,145
Series WW, 5.50%, 07/01/20(i)(j)	1,000	765,150
Series WW, 5.38%, 07/01/23(i)(j)	2,355	1,801,928
Series WW, 5.38%, 07/01/24(i)(j)	4,545	3,477,607
Series WW, 5.25%, 07/01/25(i)(j)	2,300	1,759,845
Series WW, 5.00%, 07/01/28	6,105	4,671,241
Series WW, 5.50%, 07/01/38(i)(j)	3,980	3,045,297
Series XX, 5.25%, 07/01/26(i)(j)	2,385	1,824,883
Series XX, 5.25%, 07/01/27(i)(j)	2,630	2,012,344
Series XX, 5.25%, 07/01/35(i)(j)	1,310	1,002,346
Series XX, 5.75%, 07/01/36(i)(j)	1,825	1,396,399
Series XX, 5.25%, 07/01/40(i)(j)	17,040	13,038,156
Puerto Rico Electric Power Authority, Refunding RB(i)(j):
Series AAA, 5.25%, 07/01/30	2,085	1,595,338
Series AAA, 5.25%, 07/01/21	7,185	5,497,603
Series AAA, 5.25%, 07/01/22	7,025	5,375,179
Series AAA, 5.25%, 07/01/24	1,575	1,205,111
Series AAA, 5.25%, 07/01/25	5,750	4,399,612
Series AAA, 5.25%, 07/01/28	1,100	841,665
Series AAA, 5.25%, 07/01/29	5,420	4,147,113
Series AAA, 5.25%, 07/01/31	5,720	4,376,658

Security	Par (000)	Value

Puerto Rico (continued)
Series BBB, 5.40%, 07/01/28	$9,505	$7,272,751
Series DDD, 5.00%, 07/01/20	1,810	1,384,921
Series UU, 1.00%, 07/01/19(c)	1,165	789,288
Series UU, 1.16%, 07/01/19(c)	1,295	877,363
Series UU, 1.00%, 07/01/20(c)	10,400	7,271,337
Series UU, 2.11%, 07/01/31(c)	12,285	8,589,267
Series V, 5.50%, 07/01/20	6,440	4,927,566
Series ZZ, 5.25%, 07/01/19	4,745	3,630,637
Series ZZ, 5.25%, 07/01/19	10,185	7,793,053
Series ZZ, 5.25%, 07/01/21	2,480	1,897,572
Series ZZ, 5.25%, 07/01/22	1,115	853,142
Series ZZ, 5.25%, 07/01/24	1,435	1,097,990
Series ZZ, 5.25%, 07/01/25	2,440	1,866,966
Series ZZ, 5.25%, 07/01/26	790	604,469
Taxable Build America Bonds, Series YY, 6.13%, 07/01/40	13,440	10,283,616
Puerto Rico Public Buildings Authority, RB, Government Facilities, Series N, 5.00%, 07/01/37(i)(j)	1,335	1,145,597
Puerto Rico Public Buildings Authority, Refunding RB:
Government Facilities, Series F (GTD), 5.25%, 07/01/24(i)(j)	2,175	1,866,422
Government Facilities, Series U (GTD), 5.25%, 07/01/42	3,120	2,314,865
Series M, 10.00%, 07/01/34(i)(j)	3,325	3,069,447
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/24(e)	1,257	1,106,336
CAB, Series A-1, 0.00%, 07/01/27(e)	2,401	1,916,382
CAB, Series A-1, 0.00%, 07/01/29(e)	3,745	2,780,213
CAB, Series A-1, 0.00%, 07/01/31(e)	4,464	3,057,617
CAB, Series A-1, 0.00%, 07/01/33(e)	6,377	4,026,757
CAB, Series A-1, 0.00%, 07/01/46(e)	133,528	35,398,273
CAB, Series A-1, 0.00%, 07/01/51(e)	36,291	7,065,495
Series A-1, 4.75%, 07/01/53	54,066	55,825,848
Series A-1, 5.00%, 07/01/58	79,250	83,302,052
Series A-2, 4.33%, 07/01/40	73,415	74,262,943
Series A-2, 4.78%, 07/01/58	59,352	61,203,782
Series A-2, 4.54%, 07/01/53	14,353	14,567,577
Series B-1, 0.00%, 07/01/46(e)	18,521	4,903,250

		855,467,325

Rhode Island — 0.6%
Rhode Island Health & Educational Building Corp., Refunding RB, Brown University, 5.00%, 09/01/43	10,000	11,165,400
Rhode Island Housing & Mortgage Finance Corp., RB:
M/F, Series 3-B (FHA), 3.70%, 10/01/34	1,550	1,612,357
M/F, Series 3-B (FHA), 3.88%, 10/01/39	1,610	1,671,518
S/F Housing, Series 70 (Ginnie Mae), 2.80%, 10/01/34	5,000	5,096,000
S/F Housing, Series 70 (Ginnie Mae), 3.00%, 10/01/39	4,125	4,181,636
S/F Housing, Series 70 (Ginnie Mae), 3.15%, 10/01/44	10,000	10,166,800
S/F Housing, Series 70 (Ginnie Mae), 3.25%, 10/01/46	4,200	4,260,270
S/F Housing, Series 71, 2.75%, 10/01/34	3,965	3,986,094
S/F Housing, Series 71, 3.00%, 10/01/39	4,000	4,041,960
S/F Housing, Series 71, 3.10%, 10/01/44	5,500	5,535,035
Rhode Island Housing & Mortgage Finance Corp., Refunding RB, Homeownership Opportunity, S/F Housing, Series 69-B (Ginnie Mae, Fannie Mae & Freddie Mac):
3.55%, 10/01/33	5,000	5,379,100
3.85%, 10/01/38	5,000	5,420,500

52	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Rhode Island (continued)
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/40	$5,000	$5,555,600
Series B, 4.50%, 06/01/45	5,000	5,222,600

		73,294,870

South Carolina — 1.8%
City of Columbia South Carolina Waterworks & Sewer System, RB, Series A, 5.00%, 02/01/49(b)	7,875	9,657,113
County of Dorchester South Carolina, Special Assessment Bonds(a):
5.88%, 10/01/40	2,310	2,493,483
6.00%, 10/01/51	6,240	6,651,466
County of Lexington South Carolina Health Services District, Inc., RB, Lexington Medical Center, 5.00%, 11/01/41	10,000	11,593,900
County of Lexington South Carolina School District No. 1, GO, Refunding, Series B, 5.00%, 02/01/23	5,000	5,598,350
County of Spartanburg School District No. 7, GO, Refunding, Series D, 5.00%, 03/01/48	10,000	12,280,800
South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/38	10,000	11,968,900
South Carolina Public Service Authority, RB:
Build America Bonds, Series F (AGM), 6.45%, 01/01/50	10,950	16,758,099
Santee Cooper, Series F (AGM), 5.74%, 01/01/30	5,000	6,150,050
Series A, 5.00%, 12/01/49	10,000	11,126,700
South Carolina Public Service Authority, Refunding RB:
Obligations, Series B, 5.00%, 12/01/41	10,000	11,701,500
Santee Cooper, Series D, 5.00%, 12/01/43	10,000	10,696,900
Taxable Obligation (AGM), 3.92%, 12/01/24	3,405	3,637,425
South Carolina State Housing Finance & Development Authority, RB, Series A, S/F:
Housing, 2.80%, 07/01/34	1,780	1,810,563
Housing, 3.00%, 07/01/39	3,430	3,462,688
Housing, 3.20%, 07/01/49	5,000	5,104,950
3.75%, 07/01/43	5,000	5,274,850
South Carolina State Housing Finance & Development Authority, Refunding RB:
S/F (Ginnie Mae, Fannie Mae & Freddie Mac), 3.80%, 07/01/34	7,280	7,879,726
S/F Housing, Series B, 2.25%, 07/01/30	1,025	1,027,235
S/F Housing, Series B, 2.35%, 07/01/31	1,025	1,027,778
S/F Housing, Series B, 2.45%, 07/01/32	1,030	1,033,687
S/F Housing, Series B, 2.90%, 07/01/39	3,000	3,012,480
S/F Housing, Series B, 3.10%, 07/01/49	6,540	6,596,963
Spartanburg Regional Health Services District, Refunding RB, Series A, 5.00%, 04/15/48	10,000	11,566,500
State of South Carolina Housing Finance & Development Authority, RB, S/F Housing, Series B (Ginnie Mae, Fannie Mae & Freddie Mac), 3.40%, 07/01/38	2,960	3,144,704
State of South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/43	5,000	5,914,400
State of South Carolina Public Service Authority, RB, Series E:
5.00%, 12/01/48	10,000	11,019,800
5.50%, 12/01/53	5,000	5,613,650
State of South Carolina Public Service Authority, Refunding RB:
Series A, 5.00%, 12/01/50	10,000	11,344,400
Series C, 5.00%, 12/01/46	10,000	11,259,900

		216,408,960

Security	Par (000)	Value

South Dakota — 0.1%
South Dakota Housing Development Authority, RB, Series B, S/F:
Housing, 4.05%, 11/01/38	$5,000	$5,434,700
4.15%, 05/01/42	5,000	5,471,500

		10,906,200

Tennessee — 1.1%
County of Knox Tennessee Health Educational & Housing Facility Board, RB, University Health System, Inc.:
5.00%, 04/01/23	1,000	1,100,210
5.00%, 04/01/25	1,000	1,150,470
5.00%, 04/01/27	1,400	1,670,032
5.00%, 04/01/28	1,000	1,189,730
County of Memphis-Shelby Tennessee Industrial Development Board, Refunding, Tax Allocation Bonds, Subordinate Tax Increment, Series C, 7.00%, 07/01/45	4,200	4,559,898
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	5,000	5,824,500
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/46	10,000	11,562,600
State of Tennessee, GO, Refunding, Series A, 5.00%, 08/01/24	5,000	5,871,200
Tennessee Energy Acquisition Corp., RB, Gas Project, Series A, 4.00%, 05/01/48(d)	25,000	26,891,000
Tennessee Housing Development Agency, RB, S/F, 3.65%, 07/01/45	5,990	6,135,677
Tennessee Housing Development Agency, Refunding RB, S/F:
Housing, Residential Finance Program Bonds, 2.65%, 07/01/32	1,480	1,515,949
Housing, Residential Finance Program Bonds, 2.65%, 07/01/34(b)	2,480	2,509,834
Housing, Residential Finance Program Bonds, 2.80%, 07/01/34	5,000	5,114,200
Housing, Residential Finance Program Bonds, 2.90%, 07/01/39(b)	5,600	5,672,464
Housing, Residential Finance Program Bonds, 3.00%, 07/01/39	11,000	11,158,070
Housing, Residential Finance Program Bonds, 3.10%, 07/01/41	9,885	10,033,967
Housing, Residential Finance Program Bonds, 3.05%, 07/01/44(b)	5,000	5,056,850
Housing, Residential Finance Program Bonds, 3.10%, 07/01/49(b)	8,000	8,091,920
AMT, Issue 4B, 3.00%, 07/01/32	1,325	1,391,237
Issue 4, 4.00%, 07/01/43	9,820	10,483,930

		126,983,738

Texas — 6.2%
Arlington Higher Education Finance Corp., RB:
Austin Discovery School, Inc., 6.25%, 08/15/24(a)	445	446,780
Series A, 7.13%, 03/01/44	1,250	1,327,413
Brazosport Independent School District, GO (PSF-GTD):
5.00%, 02/15/28	5,000	6,321,350
5.00%, 02/15/29	5,000	6,439,600
5.00%, 02/15/30	5,000	6,405,700
5.00%, 02/15/31	5,000	6,352,800
City of Austin Texas Airport System Revenue, ARB, Series A, 5.00%, 11/15/41	5,000	5,936,900

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
City of Austin Texas Airport System Revenue, Refunding RB, AMT:
5.00%, 11/15/21	$5,000	$5,356,700
5.00%, 11/15/23	5,000	5,693,250
5.00%, 11/15/25	10,000	11,898,100
City of Houston Texas Airport System, ARB, Series B-1, AMT, 5.00%, 07/15/35	7,400	8,219,106
City of Houston Texas Airport System, Refunding ARB, AMT:
Special Facilities, Continental Airlines, Inc., Series A, 6.50%, 07/15/30	1,000	1,065,070
Special Facilities, Continental Airlines, Inc., Series A, 6.63%, 07/15/38	3,000	3,189,540
Subordinate Lien, Series A, 5.00%, 07/01/23	10,000	10,942,100
United Airlines, Inc. Terminal E Project, 5.00%, 07/01/29	13,000	14,489,410
United Airlines, Inc., Airport Improvement Projects, Series C, 5.00%, 07/15/20	15,950	16,255,283
City of Houston Texas Airport System Revenue, Refunding RB, Sub-Series D:
5.00%, 07/01/36	10,000	12,311,300
5.00%, 07/01/37	5,000	6,148,600
5.00%, 07/01/38	5,000	6,138,650
City of Houston Texas Combined Utility System Revenue, Refunding RB:
Capital Appreciation, Series A (AGM), 0.00%, 12/01/28(e)(g)	10,000	8,470,700
First Lien, Series C, 2.51%, 11/15/32	19,000	18,477,690
County of Bexar Texas, GOL, Certificates of Obligation, Series B, 5.00%, 06/15/23(h)	25,000	28,322,000
County of Harris Texas, Refunding RB:
Senior Lien, Series A, 5.00%, 08/15/22	5,000	5,500,600
Series B (AMBAC), 1.95%, 08/15/35(c)	10,250	9,731,903
County of Harris Texas Flood Control District, Refunding RB, Flood Control District, Series A, 4.00%, 10/01/38	5,000	5,579,600
County of Tarrant Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/43	6,000	7,197,960
Dallas-Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/45	10,000	10,523,900
Dallas-Fort Worth International Airport, Refunding ARB, AMT, 1.35%, 11/01/20(a)	60,000	60,000,600
Houston Independent School District, Refunding, GOL (PSF-GTD), 5.00%, 02/15/24	5,000	5,766,400
Katy Independent School District, GO, Refunding, Series D (PSF-GTD), 5.00%, 02/15/24	5,000	5,770,400
Leander Independent School District, GO, School Building, Series C (PSF-GTD)(e)(h):
CAB, 0.00%, 08/15/24	20,000	6,797,800
CAB, 0.00%, 08/15/24	5,000	2,380,350
CAB, 0.00%, 08/15/24	5,000	2,248,450
CAB, 0.00%, 08/15/24	25,000	8,975,250
CAB, 0.00%, 08/15/24	25,000	7,533,750
0.00%, 08/15/24	15,000	3,530,100
Matagorda County Navigation District No. 1, Refunding RB, Central Power & Light Co. Project, Series A, 2.60%, 11/01/29	25,000	26,098,250
Mission EDC, Refunding RB, Senior Lien, NatGasoline Project, AMT, 4.63%, 10/01/31(a)	15,615	16,905,736
New Hope Cultural Education Facilities Finance Corp., RB, Cityscape School, Inc., Series A(a):
5.00%, 08/15/39	1,210	1,349,356
5.00%, 08/15/51	2,670	2,925,145

Security	Par (000)	Value

Texas (continued)
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Series A:
Children Health System, 5.00%, 08/15/47	$5,745	$6,777,491
Jubilee Academic Center, 5.00%, 08/15/46(a)	4,055	4,121,948
Jubilee Academic, 5.00%, 08/15/36(a)	4,055	4,137,763
North Texas Tollway Authority, Refunding RB:
1st Tier System (AGC), 0.00%, 01/01/28(e)	10,000	8,492,600
1st Tier-Series A, 5.00%, 01/01/36	5,000	5,948,400
2nd Tier, Series B, 5.00%, 01/01/24	5,500	6,308,610
2nd Tier, Series B, 5.00%, 01/01/25	11,400	13,416,204
2nd Tier-Series B, 5.00%, 01/01/43	5,000	5,892,600
Capital Appreciation, 1st Tier-Series I (AGC), 6.20%, 01/01/42	10,000	12,075,000
Plano Independent School District, GO, Refunding, Series A (PSF-GTD), 5.00%, 02/15/29	5,000	6,005,800
Plano Independent School District, GO, School Building (PSF-GTD), 5.00%, 02/15/25	5,000	5,928,250
Red River Health Facilities Development Corp., MRB, Eden Home, Inc. Project, 5.63%, 12/15/22(i)(j)	2,570	1,643,764
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Texas Health Resources System, 5.00%, 02/15/47	5,000	5,831,500
Texas Department of Housing & Community Affairs, RB, S/F Housing:
Series A (Ginnie Mae), 2.70%, 09/01/34	5,000	5,139,600
Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 2.84%, 09/01/47	13,529	13,658,816
Texas Municipal Gas Acquisition & Supply Corp. I, RB, Senior Lien:
Series B, 2.12%, 12/15/26(c)	20,835	20,675,716
Series D, 6.25%, 12/15/26	22,855	26,631,332
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/26	5,000	5,474,250
5.00%, 12/15/28	5,000	5,458,950
Natural Gas Utility Improvements, 5.00%, 12/15/20	5,000	5,171,500
Natural Gas Utility Improvements, 5.00%, 12/15/23	10,000	10,981,500
Natural Gas Utility Improvements, 5.00%, 12/15/24	10,000	10,976,800
Natural Gas Utility Improvements, 5.00%, 12/15/25	10,000	10,977,200
Natural Gas Utility Improvements, 5.00%, 12/15/29	5,000	5,447,400
Natural Gas Utility Improvements, 5.00%, 12/15/30	5,000	5,445,600
Natural Gas Utility Improvements, 5.00%, 12/15/31	5,000	5,439,000
Natural Gas Utility Improvements, 5.00%, 12/15/32	10,000	10,864,800
Texas Private Activity Bond Surface Transportation Corp., RB, AMT:
Segment 3C Project, 5.00%, 06/30/58	50,000	58,148,000
Senior Lien, Blueridge Transportation Group, 5.00%, 12/31/40	10,000	11,159,400
Senior Lien, Blueridge Transportation Group, 5.00%, 12/31/45	19,635	21,919,729
Senior Lien, Blueridge Transportation Group, 5.00%, 12/31/50	8,845	9,836,613
Senior Lien, Blueridge Transportation Group, 5.00%, 12/31/55	10,000	11,003,400
Texas Transportation Commission State Highway Fund, Refunding RB, 1st Tier, Series A, 5.00%, 04/01/23	5,000	5,626,650
Texas Water Development Board, RB:
State Water Implementation Fund, Series A, 5.00%, 04/15/23	10,000	11,260,600
State Water Implementation Revenue, 5.00%, 10/15/41	5,000	5,958,050
Town of Flower Mound Texas, Special Assessment Bonds, Riverwalk Public Improvement District No. 1, 6.75%, 09/01/43	2,000	2,057,700

		744,916,128

54	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utah — 0.3%
Alpine School District, GO, Series B, 5.00%, 03/15/21	$5,000	$5,246,450
Salt Lake City Corp. Airport Revenue, ARB, AMT, Series A:
5.00%, 07/01/28	5,000	6,225,300
5.00%, 07/01/42	5,000	5,876,600
Utah State Charter School Finance Authority, RB, Early Light Academy(a):
5.00%, 07/15/34	530	535,454
5.13%, 07/15/49	4,830	4,869,413
Utah Transit Authority, Refunding RB, Series C (AGM), 5.25%, 06/15/32	10,000	13,478,600

		36,231,817

Vermont — 0.0%
Vermont Housing Finance Agency, Refunding RB, S/F, Multiple Purpose, Series B, 3.70%, 11/01/29	2,605	2,774,273

Virginia — 2.4%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.38%, 03/01/36	1,050	1,160,827
5.50%, 03/01/46	6,210	6,794,609
Cherry Hill Virginia Community Development Authority, Special Assessment Bonds, Potomac Shores Project(a):
5.15%, 03/01/35	1,000	1,062,110
5.40%, 03/01/45	2,000	2,107,140
Chesapeake Bay Bridge & Tunnel District, RB:
1st General Resolution Revenue, 5.00%, 07/01/46	5,000	5,772,150
1st General Resolution Revenue, 5.00%, 07/01/51	10,000	11,542,600
1st Tier General Resolution Revenue, 5.00%, 11/01/23	25,000	28,378,500
City of Virginia Beach Virginia, GO, Series A:
5.00%, 07/15/24	5,000	5,852,600
5.00%, 07/15/25	5,000	6,014,350
Commonwealth of Virginia, GO, Refunding, Series A, 5.00%, 06/01/24	5,000	5,844,150
County of Fairfax Virginia, GO, Series A:
4.00%, 10/01/23	5,000	5,540,200
4.00%, 10/01/24	5,000	5,663,500
County of Hanover Virginia EDA, Refunding RB, Covenant Woods:
5.00%, 07/01/38	125	136,454
5.00%, 07/01/48	365	394,448
5.00%, 07/01/51	410	442,599
Series A, 4.00%, 07/01/22	615	629,889
Residential Care Facility, Series A, 5.00%, 07/01/47	1,985	2,049,334
County of Henrico Virginia EDA, Refunding RB, United Methodist Homes:
5.00%, 06/01/22	625	668,519
5.00%, 06/01/23	420	448,816
County of Loudoun Economic Development Authority, RB, Howard Hughes Medical Institute Issue, 0.00%, 07/01/49(e)	25,115	9,599,455
Dulles Town Center Community Development Authority, Refunding, Special Assessment Bonds, Dulles Town Center Project, 4.00%, 03/01/23	1,000	1,009,940
Lower Magnolia Green Community Development Authority, Special Assessment Bonds(a):
5.00%, 03/01/35	2,885	3,059,341
5.00%, 03/01/45	2,960	3,079,022
Norfolk Airport Authority, ARB, 5.00%, 07/01/43	2,700	3,322,836
Tobacco Settlement Financing Corp., Refunding RB, Series A-1, 6.71%, 06/01/46	25,290	24,108,957

Security	Par (000)	Value

Virginia (continued)
University of Virginia, Refunding RB, Series B, 5.00%, 04/01/44	$5,000	$6,077,400
Virginia College Building Authority, RB, Green Bond, Marymount University Project, Series B, 5.00%, 07/01/45(a)	3,340	3,520,327
Virginia Housing Development Authority, RB, M/F:
Housing, Series B, 3.10%, 05/01/41	1,040	1,057,285
Housing, Series E, 2.30%, 12/01/30(b)	1,000	1,008,950
Housing, Series E, 2.35%, 12/01/31(b)	1,050	1,059,345
Housing, Series E, 2.45%, 12/01/32(b)	1,305	1,317,019
Housing, Series E, 2.55%, 12/01/33(b)	1,335	1,347,602
Housing, Series E, 2.65%, 12/01/34(b)	1,270	1,282,332
Housing, Series E, 2.70%, 12/01/35(b)	1,400	1,413,594
Housing, Series E, 2.75%, 12/01/36(b)	1,435	1,448,676
Housing, Series E, 2.80%, 12/01/37(b)	1,475	1,489,175
Housing, Series E, 2.90%, 12/01/38(b)	1,510	1,524,919
Rental Housing, Series A, 3.50%, 06/01/33	1,335	1,432,522
Rental Housing, Series A, 3.63%, 06/01/38	3,730	3,983,826
Rental Housing, Series A, 3.75%, 06/01/43	4,590	4,837,355
Rental Housing, Series A, 4.05%, 08/01/49	2,345	2,433,571
Rental Housing, Series D, 3.80%, 10/01/43	5,000	5,314,750
Series A, 3.65%, 03/01/43	5,000	5,230,550
Series A, 3.88%, 03/01/45	6,150	6,367,648
Series A, 4.13%, 12/01/46	5,180	5,566,169
Series A, 3.75%, 03/01/48	5,000	5,230,150
Series A, 4.15%, 12/01/49	5,865	6,292,734
Series C, 3.85%, 08/01/53	4,110	4,324,295
Virginia Small Business Financing Authority, RB, Transform 66 P3 Project, AMT:
5.00%, 12/31/47	5,000	5,763,550
5.00%, 12/31/49	10,000	11,375,300
5.00%, 12/31/52	25,000	28,641,750
5.00%, 12/31/56	25,000	28,496,000

		282,519,140

Washington — 3.0%
Central Puget Sound Regional Transit Authority, RB, Green Bond, Series S-1:
5.00%, 11/01/41	10,000	11,888,000
5.00%, 11/01/46	25,000	37,349,500
Central Puget Sound Regional Transit Authority, Refunding RB, Green Bond, Series S-1, 5.00%, 11/01/50	25,000	29,197,250
City of Seattle WA Municipal Light & Power Revenue, Refunding RB, Series B:
5.00%, 02/01/22	5,000	5,415,450
5.00%, 02/01/23	12,045	13,490,761
Energy Northwest, RB, Series E, 2.65%, 07/01/20	3,750	3,764,400
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.25%, 09/01/32	2,255	2,360,331
Mason County Public Hospital District No.1, RB, 5.00%, 12/01/48	5,000	5,764,100
Port of Seattle Washington, ARB, AMT:
Intermediate Lien, 5.00%, 04/01/37	8,385	10,224,334
International Lien, Series C, 5.00%, 05/01/21	5,000	5,254,800
International Lien, Series C, 5.00%, 05/01/22	5,000	5,426,600
International Lien, Series D, 5.00%, 05/01/24	5,000	5,744,050
International Lien, Series D, 5.00%, 05/01/25	5,000	5,863,400
International Lien, Series D, 5.00%, 05/01/26	5,000	6,010,250
Series A, 5.00%, 05/01/22	11,475	12,459,555
Seattle Housing Authority, Refunding RB, M/F (HUD), 3.50%, 12/01/35	1,500	1,596,330

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
State of Washington, GO:
Series A, 5.00%, 08/01/33	$10,000	$12,740,900
Series A, 5.00%, 08/01/34	10,000	12,687,600
Series A, 5.00%, 08/01/36	10,000	12,620,200
Series A, 5.00%, 08/01/38	10,000	12,539,000
Series A, 5.00%, 08/01/39	10,000	12,508,400
Series A, 5.00%, 08/01/40	10,000	12,479,200
Series A, 5.00%, 08/01/44	25,000	31,013,500
Series C, 5.00%, 02/01/23	5,000	5,602,150
Washington Health Care Facilities Authority, Refunding RB:
CommonSpirit Health, Series A, 5.00%, 08/01/37	5,000	6,006,750
CommonSpirit Health, Series A, 5.00%, 08/01/44	10,000	11,770,200
Providence Health Services, Series C, 5.00%, 10/01/44	5,000	5,666,500
Washington State Convention Center Public Facilities District, RB:
5.00%, 07/01/58	25,000	29,472,000
5.00%, 07/01/58	25,000	29,497,750

		356,413,261

West Virginia — 0.5%
West Virginia Hospital Finance Authority, Refunding RB:
Charleston Area Medical Center, Inc., 5.00%, 09/01/29	3,260	4,089,116
Charleston Area Medical Center, Inc., 5.00%, 09/01/30	3,375	4,220,910
Charleston Area Medical Center, Inc., 5.00%, 09/01/31	2,775	3,430,816
Charleston Area Medical Center, Inc., 5.00%, 09/01/38	4,550	5,458,726
Charleston Area Medical Center, Inc., 5.00%, 09/01/39	1,970	2,357,302
West Virginia United Health System Obligated Group, 5.00%, 06/01/23	5,000	5,614,300
West Virginia United Health System Obligated Group, 5.00%, 06/01/24	5,000	5,762,700
West Virginia Housing Development Fund, RB, S/F, Series B, 3.95%, 11/01/34	6,845	7,155,968
West Virginia Housing Development Fund, Refunding RB, AMT, Series A, 3.70%, 11/01/29	1,280	1,353,203
West Virginia Tobacco Settlement Finance Authority, RB, Series A, 7.47%, 06/01/47	16,780	17,414,452

		56,857,493

Wisconsin — 1.7%
Public Finance Authority, ARB, Denver International Airport Great Hall Project, AMT:
5.00%, 09/30/37	19,855	19,864,927
5.00%, 09/30/49	25,000	25,000,000
Public Finance Authority, RB(a):
Alabama Proton Therapy Center, Series A, 6.25%, 10/01/31	1,285	1,431,708
Alabama Proton Therapy Center, Series A, 7.00%, 10/01/47	1,285	1,444,379
Delray Beach Radiation Therapy, 7.00%, 11/01/46	5,085	5,807,222
Gray Collegiate Academy Project, 6.00%, 06/15/24(b)	385	384,827
Seattle Proton Center, Series A, 7.55%, 12/01/30	1,780	1,856,700
Seattle Proton Center, Series A, 7.63%, 12/01/48	6,440	6,638,352
Traders Point Christian Schools, Series B, 5.62%, 06/01/29	1,070	1,076,752

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, Refunding RB:
National Gypsum Co., AMT, 4.00%, 08/01/35	$4,840	$4,966,663
Wakemed Hospital, Series A, 5.00%, 10/01/44	10,000	11,936,300
State of Wisconsin, GO, Refunding, Series 1, 5.00%, 11/01/24	10,000	11,804,800
State of Wisconsin, GO, Series B, 5.00%, 05/01/39(b)	15,550	18,820,942
State of Wisconsin, Refunding RB:
Series A, 5.00%, 05/01/24	10,000	11,641,400
Series A, 5.00%, 05/01/25	5,000	5,980,600
Series C, 3.15%, 05/01/27	2,800	2,927,204
Wisconsin Health & Educational Facilities Authority, RB, Series B, Marshfield Clinic:
Health System, 5.00%, 02/15/42	10,000	11,408,400
Health System, 5.00%, 02/15/46	5,000	5,680,950
5.00%, 02/15/40	10,000	10,627,600
Wisconsin Health & Educational Facilities Authority, Refunding RB, Ascension Health Credit Group, Series A, 5.00%, 11/15/35	10,000	11,884,200
Wisconsin Housing & Economic Development Authority, RB:
M/F Housing, Series A, 3.00%, 11/01/39(b)	2,500	2,515,925
M/F Housing, Series A, 3.15%, 11/01/44(b)	2,000	2,016,520
M/F Housing, Series A, 3.20%, 11/01/49(b)	1,370	1,386,536
M/F Housing, Series A, 3.38%, 05/01/57(b)	2,730	2,752,632
S/F Housing (Ginnie Mae, Fannie Mae & Freddie Mac), 2.69%, 07/01/47	19,348	19,645,313

		199,500,852

Wyoming — 0.1%
Wyoming Community Development Authority, RB, S/F, Series 3, 3.70%, 06/01/39	3,940	4,121,161
Wyoming Community Development Authority, Refunding RB, Series 3, 4.13%, 12/01/44	5,360	5,360,000

		9,481,161

Total Municipal Bonds — 92.0% (Cost — $10,672,689,172)		11,046,195,393

Municipal Bonds Transferred to Tender Option Bond Trusts(k)

Alaska — 0.1%
Alaska Housing Finance Corp., RB, S/F, Series A, 3.70%, 12/01/38	10,000	10,676,100

Arizona — 0.3%
Arizona State University, Refunding RB, Arizona State University System Board of Regents, Series A, 5.00%, 07/01/22(h)	10,000	10,977,496
City of Phoenix Arizona Civic Improvement Corp., ARB, AMT, Series A, 5.00%, 07/01/47	10,000	11,660,700
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 12/01/45	10,000	11,670,700

		34,308,896

California — 2.6%
California Educational Facilities Authority, Refunding RB, Pepperdine University:
5.00%, 09/01/45	10,490	12,319,560
5.00%, 10/01/46	10,000	11,815,499
California Health Facilities Financing Authority, RB, Series A:
Lucile Salter Packard Children’s Hospital at Stanford, 5.00%, 08/15/43	10,000	11,322,498
Stanford Hospital and Clinics, 5.00%, 08/15/51	10,000	10,878,000
Sutter Health, 5.00%, 08/15/52	10,000	11,099,500

56	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
California Health Facilities Financing Authority, Refunding RB, Kaiser Permanente, Sub-Series A-2, 5.00%, 11/01/47	$10,000	$15,217,300
California Infrastructure & Economic Development Bank, RB:
5.00%, 05/15/47	10,000	12,280,800
5.00%, 05/15/52	10,000	12,204,500
California Public Finance Authority, Refunding RB, Sharp Healthcare, Series A, 5.00%, 08/01/47	10,000	11,976,000
California State Infrastructure Authority, Refunding RB, Academy Motion Picture Arts and Sciences, 5.00%, 11/01/41	10,000	11,227,401
Chaffey Joint Union High School District, GO, Election of 2012, Series C, 5.25%, 08/01/47	10,000	12,226,900
Chino Valley Unified School District, GO, Election 2016, Series A, 5.25%, 08/01/47	10,000	12,547,500
City & County of San Francisco California Airports Commission, Refunding ARB, San Francisco International Airport, Series A, AMT, 5.00%, 05/01/44	10,000	11,186,497
City of Los Angeles California Department of Airports, ARB, Series A, AMT, 5.00%, 05/15/45	10,000	11,442,999
City of Los Angeles California Department of Airports, Refunding ARB, Series B, 5.00%, 05/15/35	10,000	10,881,298
City of Los Angeles California Department of Water & Power, RB, Series B, 5.00%, 07/01/43	10,000	10,886,100
City of Los Angeles Department of Airports, ARB, Los Angeles International Airports, Series A, AMT, 5.25%, 05/15/48	10,000	12,216,100
City of San Francisco California Public Utilities Commission Water Revenue, RB, 5.00%, 11/01/37	10,000	10,894,598
Coachella Valley Unified School District, GO, Election 2005, Series F (BAM), 5.00%, 08/01/46	10,000	11,804,600
County of Ventura California Public Financing Authority, Refunding RB, Series A:
5.00%, 11/01/38	8,450	9,325,165
5.00%, 11/01/43	8,530	9,368,668
East Bay Municipal Utility District Water System Revenue, RB, Green Bond, Series A, 5.00%, 06/01/42	10,000	12,311,600
Fresno Unified School District, GO, 5.00%, 08/01/44	10,000	11,500,300
Manteca California Unified School District, GO, Election of 2014, Series A, 5.00%, 08/01/40	10,000	11,885,200
Port of Los Angeles California, Refunding RB, Harbor Department, Series A, AMT, 5.00%, 08/01/44	10,000	11,328,400
San Marcos Unified School District, GO, Election of 2010, Series C, 5.00%, 08/01/40	10,000	11,392,597
State of California, GO, Various Purposes, 5.00%, 04/01/43	10,000	11,083,500

		312,623,080

Connecticut — 0.2%
Connecticut Housing Finance Authority, RB, S/F, Series A, 3.85%, 05/15/45(l)	10,000	10,292,800
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	10,000	11,689,200

		21,982,000

District of Columbia — 0.3%
District of Columbia Water & Sewer Authority, RB, Green Bonds, Series A, 5.00%, 10/01/52	10,000	11,966,400
District of Columbia Water & Sewer Authority, RB, Sub-Lien, Series A, 5.00%, 10/01/23(h)	10,000	11,410,600

Security	Par (000)	Value

District of Columbia (continued)
Metropolitan Washington Airports Authority, Refunding ARB, AMT, 5.00%, 10/01/42	$10,000	$11,889,800

		35,266,800

Florida — 0.4%
East Central Regional Wastewater Treatment Facilities Operation Board, Refunding RB, 5.00%, 10/01/44	10,000	11,995,900
Florida Housing Finance Corp., RB, S/F, Series 1 (Ginnie Mae, Fannie Mae & Freddie Mac):
3.70%, 07/01/38	9,980	10,551,654
3.80%, 07/01/43	9,983	10,553,389
Greater Orlando Aviation Authority, ARB, Series A, AMT, 5.00%, 10/01/46	10,000	11,640,500
Tampa Bay Water Utility System, RB, 5.00%, 10/01/38	10,000	11,271,800

		56,013,243

Georgia — 0.7%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/40	20,000	23,311,399
Clarke County Hospital Authority, Refunding RB, Piedmont Healthcare, Inc. Project, Series A, 5.00%, 07/01/46	10,000	11,611,900
County of Georgia Cobb Developmental Authority, RB, Georgia Tech Cobb Research Campus, Series A, 5.00%, 06/01/49(l)	10,000	11,888,000
Gainesville & Hall County Hospital Authority, Refunding RB, Northeast Georgia Health Systems, Inc. Project, Series A, 5.50%, 08/15/54	10,000	11,716,500
Georgia Housing & Finance Authority, RB, S/F:
Series B, 3.55%, 12/01/42	10,000	10,355,898
Series B1, 3.65%, 06/01/44(l)	9,820	10,195,807
Georgia Housing & Finance Authority, Refunding RB, S/F, Series A-1, 3.80%, 12/01/40(l)	10,000	10,427,200

		89,506,704

Illinois — 0.1%
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/36	10,000	11,627,000

Indiana — 0.2%
Indiana Housing & Community Development Authority, RB, S/F, Series A (Ginnie Mae), 3.90%, 07/01/43	10,000	10,684,100
Indiana State Finance Authority, Refunding RB, Franciscan Alliance, Inc., 5.00%, 11/01/41	10,000	11,580,900

		22,265,000

Iowa — 0.1%
Iowa Finance Authority, Refunding RB, Green Bonds, 5.00%, 08/01/42	10,000	12,271,800

Louisiana — 0.2%
New Orleans Aviation Board, ARB, Series B, AMT:
General Apartment, 5.00%, 01/01/48	10,000	11,357,900
5.00%, 01/01/40	10,000	11,206,500

		22,564,400

Maine — 0.1%
Maine State Housing Authority, RB, S/F, Series B, 3.75%, 11/15/38	10,000	10,607,100

Maryland — 0.4%
City of Baltimore Maryland, RB, Series A, 5.00%, 07/01/43	10,000	11,238,897
County of Montgomery Maryland, RB, Trinity Health Credit Group, Series MD, 5.00%, 12/01/45	10,000	11,764,200

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland (continued)
Maryland Health & Higher Educational Facilities Authority, RB, Johns Hopkins Health, Series C, 5.00%, 05/15/43	$10,000	$11,142,698
Maryland Stadium Authority, RB, Construction and Revitalization Program, 5.00%, 05/01/47	10,000	11,970,600

		46,116,395

Massachusetts — 0.2%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	10,000	11,322,800
Massachusetts Development Finance Agency, RB, Partners Healthcare System Issue, Series M-4, 5.00%, 07/01/44	10,000	11,116,299

		22,439,099

Michigan — 0.3%
Michigan Finance Authority, Refunding RB, Trinity Health Corp., Series 2016, 5.00%, 12/01/45	10,000	11,716,700
Michigan State Housing Development Authority, RB, Series A, M/F:
Housing, 4.15%, 10/01/53(l)	10,000	10,642,200
Housing, 4.15%, 10/01/53	10,000	10,642,200
3.80%, 10/01/38	10,000	10,783,200

		43,784,300

Minnesota — 0.1%
Western Minnesota Municipal Power Agency, RB, Series A, 5.00%, 01/01/24(h)	10,000	11,524,996

Missouri — 0.4%
Health & Educational Facilities Authority of the State of Missouri, RB, BJC Health System, 5.00%, 01/01/44	10,000	11,070,200
Metropolitan St. Louis Sewer District, RB, Series B, 5.00%, 05/01/23(h)	10,000	11,264,700
Metropolitan St. Louis Sewer District, Refunding RB, Series B, 5.00%, 05/01/45	10,000	11,576,000
Metropolitan State Louis Sewer District, Refunding RB, Series A, 5.00%, 05/01/47	10,000	11,925,600

		45,836,500

Nebraska — 0.2%
Nebraska Investment Finance Authority, RB, S/F, Series C:
3.45%, 09/01/33	10,000	10,654,100
3.75%, 09/01/38	9,960	10,574,114

		21,228,214

Nevada — 0.1%
Las Vegas Valley Water District, GO, Series B, 5.00%, 06/01/37	10,000	10,859,800

New York — 1.4%
City of New York Housing Development Corp., RB, M/F Housing, Series C1-A, 4.00%, 11/01/53	10,000	10,486,000
City of New York Water & Sewer System, RB, 2nd General Resolution, Fiscal 2017, Series DD, 5.00%, 06/15/47	20,000	23,815,000
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 06/15/47	10,000	11,244,090
Metropolitan Transportation Authority, RB, Green Bonds, Series A, 5.00%, 11/15/42	10,000	11,969,700
Metropolitan Transportation Authority, Refunding RB:
Green Bond, Series B-1, 5.00%, 11/15/46	10,000	11,904,100
Series C-1, 5.25%, 11/15/56	10,000	11,866,800

Security	Par (000)	Value

New York (continued)
New York City Housing Development Corp., RB, M/F(l):
Series A-1, 3.95%, 11/15/44	$10,000	$10,478,200
Series C-1-A, 4.13%, 05/01/58	10,000	10,509,900
Series G-1, 3.90%, 05/01/45	10,000	10,313,000
New York State Dormitory Authority, RB, Series A:
Bid Group 4, 5.00%, 03/15/45	10,000	12,129,900
5.00%, 03/15/39	10,000	11,405,197
New York State Dormitory Authority, Refunding RB, Series E, 5.00%, 02/15/39	10,000	11,615,900
Port Authority of New York & New Jersey, Refunding ARB, Series 194th, 5.00%, 10/15/41	10,000	11,728,899
Utility Debt Securitization Authority, Refunding RB, 5.00%, 12/15/37	10,000	11,910,600

		171,377,286

North Carolina — 0.5%
City of Charlotte North Carolina Airport Revenue, ARB, Series A:
5.00%, 07/01/42	10,000	12,109,100
5.00%, 07/01/47	10,000	12,069,100
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	10,000	11,739,299
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B (Ginnie Mae, Fannie Mae & Freddie Mac):
3.85%, 07/01/38	9,700	10,490,237
4.00%, 01/01/48	9,620	10,319,612

		56,727,348

Ohio — 0.1%
University of Cincinnati, Refunding RB, Series A, 5.00%, 06/01/44	10,000	12,076,200

Oklahoma — 0.1%
Oklahoma Turnpike Authority, RB, 2nd Series C, 5.00%, 01/01/47	10,000	11,909,300

Oregon — 0.2%
Oregon State Facilities Authority, Refunding RB, Reed College Project, Series A, 5.00%, 07/01/47	10,000	11,928,100
University of Oregon, RB, Series A, 5.00%, 04/01/48	10,000	12,021,900

		23,950,000

Pennsylvania — 0.6%
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, University of Pennsylvania Health System Obligation, 5.00%, 08/15/46	10,000	11,647,400
General Authority of Southcentral Pennsylvania, Refunding RB, Wellspan Health Obligated Group, Series A, 5.00%, 06/01/44	10,000	11,090,299
Pennsylvania Housing Finance Agency, RB, S/F:
Series 125B, 3.65%, 10/01/42(l)	10,000	10,394,300
Series 125B, 3.65%, 10/01/42	10,000	10,394,298
Series 127B, 3.55%, 10/01/33	10,000	10,699,600
Philadelphia Authority for Industrial Development, RB, The Children’s Hospital of Philadelphia Project, Series A, 5.00%, 07/01/42	20,000	22,816,800

		77,042,697

South Carolina — 0.1%
City of Charleston South Carolina Waterworks & Sewer System Revenue, Refunding RB, 5.00%, 01/01/21(h)	10,000	10,410,500

58	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tennessee — 0.3%
Rutherford County Health & Educational Facilities Board, RB, Ascension Health, Series C, 5.00%, 11/15/21(h)	$10,000	$10,741,400
Tennessee Housing Development Agency, RB, S/F, Issue 3:
3.85%, 07/01/43	9,920	10,466,989
3.95%, 01/01/49	9,920	10,481,112
Tennessee Housing Development Agency, Refunding RB, S/F, Issue 2, 3.85%, 07/01/42	9,880	10,451,664

		42,141,165

Texas — 0.6%
Alamo Texas Regional Mobility Authority, RB, Senior Lien, 5.00%, 06/15/46	10,000	11,457,300
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/48	10,000	10,961,500
County of Harris Texas, Refunding RB, Senior Lien, Series A, 5.00%, 08/15/47	10,000	11,691,900
Midlothian Independent School District, GO, (PSF-GTD), 5.00%, 02/15/47	10,000	11,910,000
Tarrant Regional Water District, Refunding RB, 5.00%, 03/01/52	10,000	10,685,300
Texas Water Development Board, RB, Series A, 5.00%, 10/15/47	10,000	12,039,200

		68,745,200

Utah — 0.3%
City of Salt Lake Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/47	10,000	11,681,200
Salt Lake City Corp. Airport Revenue, ARB, Series B, 5.00%, 07/01/47	10,000	11,876,300
Utah State Transit Authority Sales Tax, Refunding RB, Series A, 5.00%, 06/15/38	10,000	11,575,799

		35,133,299

Virginia — 0.7%
Chesapeake Bay Bridge & Tunnel District, RB, 1st Tier General Resolution Revenue (AGM), 5.00%, 07/01/41	10,000	11,671,200
City of Norfolk Virginia Water Revenue, Refunding RB, 5.00%, 11/01/42	10,000	12,188,900
County of Fairfax IDA, RB, Inova Health Systems Project, Series A, 5.00%, 05/15/44	10,000	11,346,300
County of Fairfax Water Authority, Refunding RB, 5.00%, 04/01/46	10,000	12,017,200
University of Virginia, Refunding RB, Green Bond, Series A-2, 5.00%, 04/01/45	10,000	11,679,800
Virginia Housing Development Authority, RB, M/F, Rental Housing, Series D:
3.90%, 10/01/48	10,000	10,645,300
4.00%, 10/01/53	10,000	10,624,800

		80,173,500

Washington — 0.6%
King County Housing Authority, Refunding RB, Ballinger Commons Apartments, 3.50%, 05/01/38	10,000	10,770,798
Port of Seattle Washington, GO, 5.00%, 01/01/42	10,000	11,977,800
State of Washington, GO, Series A:
5.00%, 02/01/33	10,000	11,684,100
5.00%, 08/01/38	10,000	11,195,698
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series D, 5.00%, 10/01/38	10,000	11,394,498
Washington State Convention Center Public Facilities District, RB, 5.00%, 07/01/58	10,000	11,788,800

		68,811,694

Security	Par (000)	Value

Wisconsin — 0.3%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health, Series D, 5.00%, 11/15/21(h)	$10,000	$10,744,400
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Froedtert & Community Health, Inc., Obligated Group, Series A, 5.00%, 04/01/42	10,000	10,860,698
Thedacare Inc., 5.00%, 12/15/44	10,000	11,225,300

		32,830,398

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 12.8% (Cost — $1,441,330,181)		1,532,830,014

Total Long-Term Investments — 105.8% (Cost — $12,227,808,175)		12,696,199,441

	Shares

Short-Term Securities — 5.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.95%(m)(n)	689,446,420	689,515,365

Total Short-Term Securities — 5.7% (Cost — $689,505,933)		689,515,365

Total Investments — 111.5% (Cost — $12,917,314,108)		13,385,714,806

Liabilities in Excess of Other Assets — (3.5)%		(428,380,524)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.0)%		(956,298,416)

Net Assets — 100.0%		$12,001,035,866

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	When-issued security.
(c)	Variable rate security. Rate shown is the rate in effect as of period end.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Zero-coupon bond.
(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(g)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(h)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Non-income producing security.
(k)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(l)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expires between May 1, 2022 to November 1, 2048, is $69,215,478. See Note 4 of the Notes to Financial Statements for details.

(m)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Strategic Municipal Opportunities Fund

(n)

During the six months ended November 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 05/31/19	Net Activity	Shares Held at 11/30/19	Value at 11/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	15,522,515	673,923,905	689,446,420	$689,515,365	$1,925,810	$(47,807)	$9,106

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	10,164	03/20/20	$1,314,809	$1,705,295
U.S. Treasury Long Bond	13,082	03/20/20	2,079,629	4,630,650
5-Year U.S. Treasury Note	6,058	03/31/20	720,713	512,385

				$6,848,330

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$6,848,330	$—	$6,848,330

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended November 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(187,617,029)	$—	$(187,617,029)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$43,533,072	$—	$43,533,072

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$4,191,090,708

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

60	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Strategic Municipal Opportunities Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$15,578,000	$12,680,621,441	$—	$12,696,199,441
Short-Term Securities	689,515,365	—	—	689,515,365

	$705,093,365	$12,680,621,441	$—	$13,385,714,806

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$6,848,330	$—	$—	$6,848,330

(a)	See above Schedule of Investments for values in each sector, state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $952,738,285 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	61

Statements of Assets and Liabilities  (unaudited)

November 30, 2019

	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

ASSETS
Investments at value — unaffiliated(a)	$3,799,981,823	$372,079,182	$614,654,898	$12,696,199,441
Investments at value — affiliated(b)	346,663,792	20,162,962	17,421,942	689,515,365
Cash	3,010,292	107,125	163,249	—
Cash pledged for futures contracts	12,872,900	536,000	857,750	52,055,800
Receivables:
Investments sold	27,313,053	410,000	205,000	92,313,340
Capital shares sold	5,615,465	512,400	420,610	21,044,419
Dividends — affiliated	133,825	16,009	15,713	426,332
Interest — unaffiliated	37,488,974	5,104,136	8,232,378	137,360,628
Variation margin on futures contracts	1,439,907	57,594	95,625	5,767,438
Prepaid expenses	70,021	21,302	21,584	409,629

Total assets	4,234,590,052	399,006,710	642,088,749	13,695,092,392

ACCRUED LIABILITIES
Payables:
Investments purchased	83,128,334	7,745,341	4,171,575	701,420,494
Board realignment and consolidation	—	1,571	1,612	—
Capital shares redeemed	3,645,768	433,020	771,975	21,164,189
Income dividend distributions	1,671,597	381,159	765,951	6,993,759
Interest expense and fees	581,837	109,038	296,822	3,560,131
Investment advisory fees	1,081,845	117,344	198,306	4,290,352
Trustees’ and Officer’s fees	6,391	896	1,361	39,784
Other accrued expenses	851,837	189,055	242,216	3,097,562
Other affiliates	7,328	879	1,452	25,399
Recoupment of past waived fees	211,288	—	—	—
Service and distribution fees	368,647	51,751	50,837	679,246
Variation margin on futures contracts	8,781	680	601	47,325

Total accrued liabilities	91,563,653	9,030,734	6,502,708	741,318,241

OTHER LIABILITIES
TOB Trust Certificates	244,322,162	22,053,726	64,781,010	952,738,285

Total liabilities	335,885,815	31,084,460	71,283,718	1,694,056,526

NET ASSETS	$3,898,704,237	$367,922,250	$570,805,031	$12,001,035,866

NET ASSETS CONSIST OF
Paid-in capital	$3,821,081,156	$346,579,387	$558,208,337	$11,834,445,914
Accumulated earnings	77,623,081	21,342,863	12,596,694	166,589,952

NET ASSETS	$3,898,704,237	$367,922,250	$570,805,031	$12,001,035,866

(a) Investments at cost — unaffiliated	$3,658,712,098	$343,818,570	$584,147,300	$12,227,808,175
(b) Investments at cost — affiliated	$344,720,704	$20,162,579	$17,421,681	$689,505,933

See notes to financial statements.

62	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited) (continued)

November 30, 2019

	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

NET ASSET VALUE

Institutional
Net assets	$2,320,747,980	$195,669,128	$396,196,099	$9,329,510,681

Shares outstanding(c)	181,536,104	17,236,617	35,728,931	795,353,431

Net asset value	$12.78	$11.35	$11.09	$11.73

Service
Net assets	$—	$7,836,817	$2,084,482	$—

Shares outstanding(c)	—	690,373	187,770	—

Net asset value	$—	$11.35	$11.10	$—

Investor A
Net assets	$1,179,499,653	$109,055,430	$128,600,117	$2,118,888,673

Shares outstanding(c)	92,348,136	9,599,263	11,584,112	180,720,748

Net asset value	$12.77	$11.36	$11.10	$11.72

Investor A1
Net assets	$111,687,620	$19,427,855	$10,374,218	$27,239,123

Shares outstanding(c)	8,736,870	1,709,456	934,160	2,322,619

Net asset value	$12.78	$11.36	$11.11	$11.73

Investor C
Net assets	$161,578,963	$33,966,840	$30,083,216	$316,426,890

Shares outstanding(c)	12,638,374	2,993,043	2,710,562	26,977,667

Net asset value	$12.78	$11.35	$11.10	$11.73

Investor C1
Net assets	$203,097	$22,854	$526	$—

Shares outstanding(c)	15,892	2,013	47	—

Net asset value	$12.78	$11.35	$11.09	$—

Class K
Net assets	$124,986,924	$1,943,326	$3,466,373	$208,970,499

Shares outstanding(c)	9,773,278	171,258	312,636	17,813,311

Net asset value	$12.79	$11.35	$11.09	$11.73

(c) Unlimited number of shares authorized, $0.10 par value.

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Operations  (unaudited)

Six Months Ended November 30, 2019

	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

INVESTMENT INCOME
Dividends — affiliated	$1,956,105	$107,399	$80,997	$1,925,810
Dividends — unaffiliated	—	—	—	316,047
Interest — unaffiliated	48,014,468	6,811,283	11,777,448	185,662,350

Total investment income	49,970,573	6,918,682	11,858,445	187,904,207

EXPENSES
Investment advisory	6,528,732	919,555	1,447,067	28,420,356
Service and distribution — class specific	2,170,902	311,264	309,089	4,072,946
Transfer agent — class specific	961,822	152,684	332,409	4,009,895
Accounting services	170,226	35,731	50,654	483,667
Registration	77,579	17,389	17,540	367,225
Recoupment of past waived and/or reimbursed fees — class specific	74,622	—	—	—
Recoupment of past waived and/or reimbursed fees	60,680	—	—	—
Professional	50,381	38,719	41,828	90,717
Printing	26,183	16,566	16,726	46,509
Custodian	24,893	2,434	7,304	71,952
Trustees and Officer	20,754	2,735	3,964	68,259
Miscellaneous	50,745	21,904	23,518	184,012

Total expenses excluding interest expense and fees	10,217,519	1,518,981	2,250,099	37,815,538
Interest expense and fees(a)	2,430,044	201,719	600,472	9,532,609

Total expenses	12,647,563	1,720,700	2,850,571	47,348,147
Less:
Fees waived and/or reimbursed by the Manager	(250,496)	(222,840)	(243,960)	(3,010,574)
Transfer agent fees waived and/or reimbursed — class specific	(619)	(65,358)	(193,996)	—

Total expenses after fees waived and/or reimbursed	12,396,448	1,432,502	2,412,615	44,337,573

Net investment income	37,574,125	5,486,180	9,445,830	143,566,634

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	52,476,058	401,501	1,513,838	157,706,783
Investments — affiliated	502,272	1,082	(26)	(47,807)
Futures contracts	(52,686,512)	(2,339,580)	(4,573,532)	(187,617,029)

	291,818	(1,936,997)	(3,059,720)	(29,958,053)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	5,739,574	2,968,104	937,777	16,497,545
Investments — affiliated	850,921	(719)	261	9,106
Futures contracts	12,790,625	355,532	638,311	43,533,072

	19,381,120	3,322,917	1,576,349	60,039,723

Net realized and unrealized gain (loss)	19,672,938	1,385,920	(1,483,371)	30,081,670

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$57,247,063	$6,872,100	$7,962,459	$173,648,304

(a)	Related to TOB Trusts.

See notes to financial statements.

64	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock California Municipal Opportunities Fund		BlackRock New Jersey Municipal Bond Fund
	Six Months Ended 11/30/19 (unaudited)	Year Ended 05/31/19	Six Months Ended 11/30/19 (unaudited)	Year Ended 05/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$37,574,125	$68,490,437	$5,486,180	$10,295,004
Net realized gain (loss)	291,818	(49,520,461)	(1,936,997)	(2,900,516)
Net change in unrealized appreciation (depreciation)	19,381,120	101,320,005	3,322,917	10,049,396

Net increase in net assets resulting from operations	57,247,063	120,289,981	6,872,100	17,443,884

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(23,764,795)	(72,422,029)	(3,102,126)	(5,875,681)
Service	—	—	(117,957)	(259,059)
Investor A	(10,368,618)	(33,319,192)	(1,527,710)	(2,658,015)
Investor A1	(1,199,672)	(5,086,830)	(309,149)	(708,382)
Investor C	(951,152)	(4,866,719)	(374,259)	(779,858)
Investor C1	(1,644)	(26,910)	(305)	(18,740)
Class K	(1,349,198)	(2,475,633)	(30,461)	(65,270)

Decrease in net assets resulting from distributions to shareholders	(37,635,079)	(118,197,313)	(5,461,967)	(10,365,005)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	544,858,490	1,228,955,798	37,190,638	35,829,294

NET ASSETS
Total increase in net assets	564,470,474	1,231,048,466	38,600,771	42,908,173
Beginning of period	3,334,233,763	2,103,185,297	329,321,479	286,413,306

End of period	$3,898,704,237	$3,334,233,763	$367,922,250	$329,321,479

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Changes in Net Assets  (continued)

	BlackRock Pennsylvania Municipal Bond Fund		BlackRock Strategic Municipal Opportunities Fund
	Six Months Ended 11/30/19 (unaudited)	Year Ended 05/31/19	Six Months Ended 11/30/19 (unaudited)	Year Ended 05/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,445,830	$19,126,263	$143,566,634	$271,231,640
Net realized loss	(3,059,720)	(3,836,131)	(29,958,053)	(215,793,065)
Net change in unrealized appreciation (depreciation)	1,576,349	10,086,069	60,039,723	362,063,530

Net increase in net assets resulting from operations	7,962,459	25,376,201	173,648,304	417,502,105

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(6,805,393)	(14,043,437)	(115,079,647)	(334,041,445)
Service	(35,752)	(63,405)	—	—
Investor A	(1,949,892)	(3,640,257)	(23,327,909)	(72,684,296)
Investor A1	(177,728)	(449,183)	(344,234)	(1,316,283)
Investor C	(375,127)	(890,655)	(2,485,873)	(10,659,763)
Investor C1	(34)	(25,025)	—	—
Class K	(51,615)	(89,471)	(1,945,288)	(4,089,237)

Decrease in net assets resulting from distributions to shareholders	(9,395,541)	(19,201,433)	(143,182,951)	(422,791,024)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	36,716,976	22,898,530	1,123,156,773	3,257,020,457

NET ASSETS
Total increase in net assets	35,283,894	29,073,298	1,153,622,126	3,251,731,538
Beginning of period	535,521,137	506,447,839	10,847,413,740	7,595,682,202

End of period	$570,805,031	$535,521,137	$12,001,035,866	$10,847,413,740

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

66	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Cash Flows

Six Months Ended November 30, 2019  (unaudited)

BlackRock Pennsylvania Municipal Bond Fund

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$7,962,459
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments	73,373,834
Purchases of long-term investments	(87,822,742)
Net purchases of short-term securities	(17,421,707)
Amortization of premium and accretion of discount on investments and other fees	1,240,767
Net realized gain on investments	(1,513,812)

(Increase) Decrease in Assets:
Net unrealized appreciation on investments	(938,038)
Receivables:
Dividends — affiliated	(2,194)
Interest — unaffiliated	3,661
Variation margin on futures contracts	(95,625)
Prepaid expenses	(652)

Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(11,388)
Board realignment and consolidation	(2)
Interest expense and fees	(51,290)
Other affiliates	(65)
Service and distribution fees	1,429
Trustees’ and Officer’s fees	206
Variation margin on futures contracts	(443,165)
Other accrued expenses	(11,151)

Net cash provided by (used for) operating activities	(25,729,475)

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(4,031,842)
Payments on redemption of capital shares	(30,819,141)
Repayments of TOB Trust Certificates	(6,730,000)
Proceeds from issuance of capital shares	62,324,505
Proceeds from TOB Trust Certificates	7,106,998
Decrease in bank overdraft	(1,868,796)

Net cash provided by (used for) financing activities	25,981,724

CASH
Net increase in restricted and unrestricted cash	252,249
Restricted and unrestricted cash at beginning of period	768,750

Restricted and unrestricted cash at end of period	$1,020,999

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$651,762

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to shareholders	$5,466,971

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$163,249
Cash pledged:
Futures contracts	857,750

$1,020,999

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged:
Futures contracts	$768,750

See notes to financial statements.

FINANCIAL STATEMENTS	67

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund

	Institutional
	Six Months Ended 11/30/19 (unaudited)		Year Ended May 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$12.71		$12.76	$12.60	$12.73	$12.33	$12.22

Net investment income(a)	0.14		0.34	0.34	0.36	0.39	0.43
Net realized and unrealized gain (loss)	0.07		0.19	0.20	(0.13)	0.40	0.11

Net increase from investment operations	0.21		0.53	0.54	0.23	0.79	0.54

Distributions(b)
From net investment income	(0.14)		(0.34)	(0.34)	(0.36)	(0.39)	(0.43)
From net realized gain	—		(0.24)	(0.04)	—	—	—

Total distributions	(0.14)		(0.58)	(0.38)	(0.36)	(0.39)	(0.43)

Net asset value, end of period	$12.78		$12.71	$12.76	$12.60	$12.73	$12.33

Total Return(c)
Based on net asset value	1.67	%(d)	4.28%	4.37%	1.88%	6.54%	4.46%

Ratios to Average Net Assets(e)
Total expenses(f)	0.58	%(g)	0.63%	0.57%	0.61%	0.68%	0.73%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.57	%(g)	0.61%	0.54%	0.54%	0.66%	0.68%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(h)	0.43	%(g)	0.44%	0.44%	0.46%	0.62%	0.64%

Net investment income	2.20	%(g)	2.70%	2.68%	2.88%	3.10%	3.49%

Supplemental Data
Net assets, end of period (000)	$2,320,748		$2,016,387	$1,190,045	$611,571	$494,888	$315,431

Borrowings outstanding, end of period (000)	$244,322		$253,167	$141,267	$60,642	$40,310	$69,453

Portfolio turnover rate	87%		126%	129%	142%	119%	70%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/19 (unaudited)	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.02%	0.01%	0.01%	—%	—%

(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 11/30/19 (unaudited)	2019	2018	2017	2016	2015
Expense ratios	0.57%	0.62%	0.57%	N/A	0.68%	N/A

(g)	Annualized.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

68	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)

	Investor A
	Six Months Ended 11/30/19 (unaudited)		Year Ended May 31,
			2019		2018		2017		2016	2015

Net asset value, beginning of period	$12.70		$12.75		$12.58		$12.71		$12.32	$12.21

Net investment income(a)	0.12		0.31		0.31		0.33		0.36	0.40
Net realized and unrealized gain (loss)	0.08		0.19		0.21		(0.13)		0.40	0.11

Net increase from investment operations	0.20		0.50		0.52		0.20		0.76	0.51

Distributions(b)
From net investment income	(0.13)		(0.31)		(0.31)		(0.33)		(0.37)	(0.40)
From net realized gain	—		(0.24)		(0.04)		—		—	—

Total distributions	(0.13)		(0.55)		(0.35)		(0.33)		(0.37)	(0.40)

Net asset value, end of period	$12.77		$12.70		$12.75		$12.58		$12.71	$12.32

Total Return(c)
Based on net asset value	1.55	%(d)	4.02%		4.19%		1.63%		6.23%	4.25%

Ratios to Average Net Assets(e)
Total expenses	0.84	%(f)(g)	0.88	%(g)	0.81	%(g)	0.85	%(g)	0.93%	0.95%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.82	%(f)	0.86%		0.79%		0.79%		0.88%	0.88%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(h)	0.69	%(f)	0.69%		0.69%		0.71%		0.84%	0.84%

Net investment income	1.95	%(f)	2.45%		2.45%		2.64%		2.87%	3.28%

Supplemental Data
Net assets, end of period (000)	$1,179,500		$941,069		$631,410		$438,543		$364,093	$178,774

Borrowings outstanding, end of period (000) . . . . . . . . . .	$244,322		$253,167		$141,267		$60,642		$40,310	$69,453

Portfolio turnover rate	87%		126%		129%		142%		119%	70%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/19 (unaudited)	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.02%	0.01%	0.01%	—%	—%

(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)

	Investor A1
	Six Months Ended 11/30/19 (unaudited)		Year Ended May 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$12.71		$12.76	$12.59	$12.72	$12.33	$12.23

Net investment income(a)	0.14		0.33	0.33	0.35	0.38	0.42
Net realized and unrealized gain (loss)	0.07		0.19	0.21	(0.13)	0.39	0.10

Net increase from investment operations	0.21		0.52	0.54	0.22	0.77	0.52

Distributions(b)
From net investment income	(0.14)		(0.33)	(0.33)	(0.35)	(0.38)	(0.42)
From net realized gain	—		(0.24)	(0.04)	—	—	—

Total dividends and distributions	(0.14)		(0.57)	(0.37)	(0.35)	(0.38)	(0.42)

Net asset value, end of period	$12.78		$12.71	$12.76	$12.59	$12.72	$12.33

Total Return(c)
Based on net asset value	1.64	%(d)	4.18%	4.35%	1.78%	6.35%	4.29%

Ratios to Average Net Assets(e)
Total expenses(f)	0.66	%(g)	0.72%	0.66%	0.70%	0.79%	0.81%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.64	%(g)	0.70%	0.64%	0.64%	0.77%	0.77%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(h)	0.51	%(g)	0.53%	0.54%	0.56%	0.72%	0.73%

Net investment income	2.16	%(g)	2.61%	2.61%	2.78%	3.06%	3.39%

Supplemental Data
Net assets, end of period (000)	$111,688		$112,554	$118,780	$126,274	$139,805	$143,879

Borrowings outstanding, end of period (000)	$244,322		$253,167	$141,267	$60,642	$40,310	$69,453

Portfolio turnover rate	87%		126%	129%	142%	119%	70%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/19 (unaudited)	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.02%	0.01%	0.01%	—%	—%

(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 11/30/19 (unaudited)	2019	2018	2017	2016	2015
Expense ratios	N/A	0.71%	0.66%	N/A	N/A	N/A

(g)	Annualized.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

70	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)

	Investor C
	Six Months Ended 11/30/19 (unaudited)		Year Ended May 31,
			2019		2018		2017		2016	2015

Net asset value, beginning of period	$12.71		$12.76		$12.60		$12.73		$12.33	$12.23

Net investment income(a)	0.08		0.21		0.22		0.24		0.27	0.31
Net realized and unrealized gain (loss)	0.07		0.19		0.20		(0.13)		0.40	0.10

Net increase from investment operations	0.15		0.40		0.42		0.11		0.67	0.41

Distributions(b)
From net investment income	(0.08)		(0.21)		(0.22)		(0.24)		(0.27)	(0.31)
From net realized gain	—		(0.24)		(0.04)		—		—	—

Total distributions	(0.08)		(0.45)		(0.26)		(0.24)		(0.27)	(0.31)

Net asset value, end of period	$12.78		$12.71		$12.76		$12.60		$12.73	$12.33

Total Return(c)
Based on net asset value	1.17	%(d)	3.24%		3.33%		0.87%		5.51%	3.38%

Ratios to Average Net Assets(e)
Total expenses	1.59	%(f)(g)	1.63	%(g)	1.57	%(g)	1.61	%(g)	1.70%	1.72%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.57	%(f)	1.61%		1.54%		1.54%		1.64%	1.64%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(h)	1.44	%(f)	1.44%		1.44%		1.46%		1.60%	1.60%

Net investment income	1.21	%(f)	1.70%		1.70%		1.89%		2.14%	2.52%

Supplemental Data
Net assets, end of period (000)	$161,579		$150,543		$124,032		$112,978		$103,993	$67,789

Borrowings outstanding, end of period (000)	$244,322		$253,167		$141,267		$60,642		$40,310	$69,453

Portfolio turnover rate	87%		126%		129%		142%		119%	70%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/19 (unaudited)	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.02%	0.01%	0.01%	—%	—%

(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)

	Investor C1
	Six Months Ended 11/30/19 (unaudited)		Year Ended May 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$12.71		$12.76	$12.60	$12.73	$12.33	$12.23

Net investment income(a)	0.25		0.26	0.27	0.29	0.32	0.36
Net realized and unrealized gain (loss)	(0.08)		0.19	0.20	(0.13)	0.40	0.10

Net increase from investment operations	0.17		0.45	0.47	0.16	0.72	0.46

Distributions(b)
From net investment income	(0.10)		(0.26)	(0.27)	(0.29)	(0.32)	(0.36)
From net realized gain	—		(0.24)	(0.04)	—	—	—

Total distributions	(0.10)		(0.50)	(0.31)	(0.29)	(0.32)	(0.36)

Net asset value, end of period	$12.78		$12.71	$12.76	$12.60	$12.73	$12.33

Total Return(c)
Based on net asset value	1.38	%(d)	3.68%	3.75%	1.27%	5.90%	3.76%

Ratios to Average Net Assets(e)
Total expenses(f)	1.24	%(g)	1.23%	1.17%	1.21%	1.30%	1.32%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.16	%(g)	1.21%	1.14%	1.14%	1.27%	1.27%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(h)	1.03	%(g)	1.04%	1.04%	1.06%	1.23%	1.23%

Net investment income	3.96	%(g)	2.05%	2.10%	2.27%	2.56%	2.89%

Supplemental Data
Net assets, end of period (000)	$203		$202	$2,478	$2,760	$15,180	$15,873

Borrowings outstanding, end of period (000)	$244,322		$253,167	$141,267	$60,642	$40,310	$69,453

Portfolio turnover rate	87%		126%	129%	142%	119%	70%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/19 (unaudited)	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.02%	0.01%	0.01%	—%	—%

(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 11/30/19 (unaudited)	2019	2018	2017	2016	2015
Expense ratios	N/A	1.21%	1.17%	N/A	N/A	N/A

(g)	Annualized.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

72	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)

	Class K
	Six Months Ended 11/30/19 (unaudited)		Year Ended May 31, 2019	Period from 01/25/18 (a) to 05/31/18

Net asset value, beginning of period	$12.71		$12.76	$12.71

Net investment income(b)	0.14		0.34	0.11
Net realized and unrealized gain (loss)	0.09		0.19	0.06

Net increase from investment operations	0.23		0.53	0.17

Distributions(c)
From net investment income	(0.15)		(0.34)	(0.12)
From net realized gain	—		(0.24)	—

Total distributions	(0.15)		(0.58)	(0.12)

Net asset value, end of period	$12.79		$12.71	$12.76

Total Return(d)
Based on net asset value	1.78	%(e)	4.33%	1.31	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.53	%(g)(j)	0.58%	0.54	%(g)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.51	%(g)	0.56%	0.49	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(i)	0.38	%(g)	0.39%	0.39	%(g)

Net investment income	2.26	%(g)	2.71%	2.76	%(g)

Supplemental Data
Net assets, end of period (000)	$124,987		$113,480	$36,441

Borrowings outstanding, end of period (000)	$244,322		$253,167	$141,267

Portfolio turnover rate	87%		126%	129%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/19 (unaudited)	Year Ended May 31, 2019	Period from 01/25/18 (a) to 05/31/18
Investments in underlying funds	0.01%	0.02%	0.01%

(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.54%.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.
(j)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund

	Institutional
	Six Months Ended 11/30/19 (unaudited)		Year Ended May 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$11.30		$11.05	$11.05	$11.38	$11.01	$11.09

Net investment income(a)	0.19		0.40	0.40	0.39	0.40	0.41
Net realized and unrealized gain (loss)	0.05		0.25	0.00 (b)	(0.33)	0.37	(0.08)

Net increase from investment operations	0.24		0.65	0.40	0.06	0.77	0.33

Distributions from net investment income(c)	(0.19)		(0.40)	(0.40)	(0.39)	(0.40)	(0.41)

Net asset value, end of period	$11.35		$11.30	$11.05	$11.05	$11.38	$11.01

Total Return(d)
Based on net asset value	2.10	%(e)	6.05%	3.69%	0.56%	7.13%	2.93%

Ratios to Average Net Assets(f)
Total expenses	0.82	%(g)	0.85%	0.84%	0.80%	0.81%	0.84%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.63	%(g)	0.65%	0.64%	0.66%	0.75%	0.77%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(h)	0.52	%(g)	0.52%	0.54%	0.61%	0.72%	0.74%

Net investment income	3.29	%(g)	3.65%	3.60%	3.51%	3.58%	3.62%

Supplemental Data
Net assets, end of period (000)	$195,669		$178,716	$152,759	$141,585	$135,174	$115,135

Borrowings outstanding, end of period (000)	$22,054		$16,419	$16,419	$9,281	$9,281	$7,231

Portfolio turnover rate	11%		15%	16%	21%	7%	14%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/19 (unaudited)	Year Ended May 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	—%	0.01%	—%	—%

(g)	Annualized.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

74	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)

	Service
	Six Months Ended 11/30/19 (unaudited)		Year Ended May 31,
			2019	2018		2017	2016	2015

Net asset value, beginning of period	$11.30		$11.05	$11.05		$11.38	$11.01	$11.09

Net investment income(a)	0.17		0.37	0.37		0.36	0.38	0.39
Net realized and unrealized gain (loss)	0.05		0.25	(0.00	)(b)	(0.32)	0.38	(0.08)

Net increase from investment operations	0.22		0.62	0.37		0.04	0.76	0.31

Distributions from net investment income(c)	(0.17)		(0.37)	(0.37)		(0.37)	(0.39)	(0.39)

Net asset value, end of period	$11.35		$11.30	$11.05		$11.05	$11.38	$11.01

Total Return(d)
Based on net asset value	1.98	%(e)	5.79%	3.43%		0.36%	7.00%	2.83%

Ratios to Average Net Assets(f)
Total expenses	1.03	%(g)	1.08%	1.09%		1.05%	1.05%	1.04%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.88	%(g)	0.90%	0.89%		0.86%	0.87%	0.86%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(h)	0.77	%(g)	0.77%	0.79%		0.82%	0.84%	0.84%

Net investment income	2.96	%(g)	3.34%	3.35%		3.27%	3.43%	3.53%

Supplemental Data
Net assets, end of period (000)	$7,837		$7,874	$7,921		$9,594	$10,514	$17,654

Borrowings outstanding, end of period (000)	$22,054		$16,419	$16,419		$9,281	$9,281	$7,231

Portfolio turnover rate	11%		15%	16%		21%	7%	14%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/19 (unaudited)	Year Ended May 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	—%	0.01%	—%	—%

(g)	Annualized.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)

	Investor A
	Six Months Ended 11/30/19 (unaudited)		Year Ended May 31,
			2019	2018		2017	2016	2015

Net asset value, beginning of period	$11.31		$11.06	$11.06		$11.39	$11.02	$11.10

Net investment income(a)	0.17		0.37	0.37		0.37	0.38	0.39
Net realized and unrealized gain (loss)	0.05		0.25	(0.00	)(b)	(0.33)	0.38	(0.08)

Net increase from investment operations	0.22		0.62	0.37		0.04	0.76	0.31

Distributions from net investment income(c)	(0.17)		(0.37)	(0.37)		(0.37)	(0.39)	(0.39)

Net asset value, end of period	$11.36		$11.31	$11.06		$11.06	$11.39	$11.02

Total Return(d)
Based on net asset value	1.98	%(e)	5.79%	3.43%		0.36%	6.99%	2.83%

Ratios to Average Net Assets(f)
Total expenses	1.03	%(g)	1.05%	1.02%		0.99%	0.99%	0.98%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.88	%(g)	0.90%	0.89%		0.86%	0.87%	0.86%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(h)	0.77	%(g)	0.77%	0.79%		0.82%	0.84%	0.84%

Net investment income	3.02	%(g)	3.39%	3.35%		3.29%	3.44%	3.52%

Supplemental Data
Net assets, end of period (000)	$109,055		$90,055	$72,565		$77,920	$81,164	$66,469

Borrowings outstanding, end of period (000)	$22,054		$16,419	$16,419		$9,281	$9,281	$7,231

Portfolio turnover rate	11%		15%	16%		21%	7%	14%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/19 (unaudited)	Year Ended May 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	—%	0.01%	—%	—%

(g)	Annualized.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

76	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)

	Investor A1
	Six Months Ended 11/30/19 (unaudited)		Year Ended May 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$11.31		$11.06	$11.07	$11.39	$11.02	$11.10

Net investment income(a)	0.18		0.39	0.39	0.38	0.40	0.41
Net realized and unrealized gain (loss)	0.05		0.25	(0.01)	(0.32)	0.37	(0.08)

Net increase from investment operations	0.23		0.64	0.38	0.06	0.77	0.33

Distributions from net investment income(b)	(0.18)		(0.39)	(0.39)	(0.38)	(0.40)	(0.41)

Net asset value, end of period	$11.36		$11.31	$11.06	$11.07	$11.39	$11.02

Total Return(c)
Based on net asset value	2.05	%(d)	5.95%	3.49%	0.59%	7.12%	2.95%

Ratios to Average Net Assets(e)
Total expenses	0.86	%(f)	0.88%	0.87%	0.83%	0.83%	0.83%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.73	%(f)	0.74%	0.74%	0.72%	0.75%	0.74%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(g)	0.62	%(f)	0.62%	0.64%	0.68%	0.72%	0.72%

Net investment income	3.17	%(f)	3.54%	3.50%	3.43%	3.57%	3.65%

Supplemental Data
Net assets, end of period (000)	$19,428		$19,760	$20,534	$22,697	$26,092	$29,707

Borrowings outstanding, end of period (000)	$22,054		$16,419	$16,419	$9,281	$9,281	$7,231

Portfolio turnover rate	11%		15%	16%	21%	7%	14%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/19 (unaudited)	Year Ended May 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	—%	0.01%	—%	—%

(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)

	Investor C
	Six Months Ended 11/30/19 (unaudited)		Year Ended May 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$11.30		$11.05	$11.05	$11.38	$11.00	$11.08

Net investment income(a)	0.13		0.29	0.29	0.28	0.30	0.31
Net realized and unrealized gain (loss)	0.05		0.25	0.00 (b)	(0.33)	0.38	(0.08)

Net increase (decrease) from investment operations	0.18		0.54	0.29	(0.05)	0.68	0.23

Distributions from net investment income(c)	(0.13)		(0.29)	(0.29)	(0.28)	(0.30)	(0.31)

Net asset value, end of period	$11.35		$11.30	$11.05	$11.05	$11.38	$11.00

Total Return(d)
Based on net asset value	1.59	%(e)	5.00%	2.65%	(0.41)%	6.28%	2.04%

Ratios to Average Net Assets(f)
Total expenses	1.76	%(g)	1.79%	1.78%	1.73%	1.73%	1.73%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.63	%(g)	1.64%	1.64%	1.62%	1.64%	1.63%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(h)	1.52	%(g)	1.52%	1.54%	1.57%	1.61%	1.61%

Net investment income	2.26	%(g)	2.64%	2.60%	2.53%	2.67%	2.75%

Supplemental Data
Net assets, end of period (000)	$33,967		$31,234	$29,509	$29,276	$30,810	$28,614

Borrowings outstanding, end of period (000)	$22,054		$16,419	$16,419	$9,281	$9,281	$7,231

Portfolio turnover rate	11%		15%	16%	21%	7%	14%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/19 (unaudited)	Year Ended May 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	—%	0.01%	—%	—%

(g)	Annualized.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

78	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)

	Investor C1
	Six Months Ended 11/30/19 (unaudited)		Year Ended May 31,
			2019	2018		2017	2016	2015

Net asset value, beginning of period	$11.30		$11.05	$11.05		$11.38	$11.01	$11.09

Net investment income (loss)(a)	0.15		0.34	0.34		0.33	0.34	0.35
Net realized and unrealized gain (loss)	0.05		0.25	(0.00	)(b)	(0.33)	0.37	(0.08)

Net increase (decrease) from investment operations	0.20		0.59	0.34		—	0.71	0.27

Distributions from net investment income(c)	(0.15)		(0.34)	(0.34)		(0.33)	(0.34)	(0.35)

Net asset value, end of period	$11.35		$11.30	$11.05		$11.05	$11.38	$11.01

Total Return(d)
Based on net asset value	1.80	%(e)	5.45%	3.08%		(0.01)%	6.59%	2.43%

Ratios to Average Net Assets(f)
Total expenses	1.53	%(g)	1.39%	1.37%		1.32%	1.32%	1.33%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.22	%(g)	1.23%	1.22%		1.23%	1.26%	1.25%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(h)	1.11	%(g)	1.10%	1.12%		1.18%	1.23%	1.23%

Net investment income (loss)	2.69	%(g)	3.10%	3.02%		2.92%	3.05%	3.14%

Supplemental Data
Net assets, end of period (000)	$23		$23	$1,350		$1,403	$7,815	$7,981

Borrowings outstanding, end of period (000)	$22,054		$16,419	$16,419		$9,281	$9,281	$7,231

Portfolio turnover rate	11%		15%	16%		21%	7%	14%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/19 (unaudited)	Year Ended May 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	—%	0.01%	—%	—%

(g)	Annualized.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)

	Class K
	Six Months Ended 11/30/19 (unaudited)		Year Ended May 31, 2019	Period from 01/25/18 (a) to 05/31/18

Net asset value, beginning of period	$11.30		$11.04	$11.11

Net investment income(b)	0.19		0.41	0.14
Net realized and unrealized gain (loss)	0.05		0.26	(0.07)

Net increase from investment operations	0.24		0.67	0.07

Distributions from net investment income(c)	(0.19)		(0.41)	(0.14)

Net asset value, end of period	$11.35		$11.30	$11.04

Total Return(d)
Based on net asset value	2.13	%(e)	6.20%	0.66	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.71	%(g)	0.75%	0.74	%(g)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.58	%(g)	0.60%	0.57	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(i)	0.47	%(g)	0.47%	0.47	%(g)

Net investment income	3.33	%(g)	3.70%	3.88	%(g)

Supplemental Data
Net assets, end of period (000)	$1,943		$1,660	$1,776

Borrowings outstanding, end of period (000)	$22,054		$16,419	$16,419

Portfolio turnover rate	11%		15%	16%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/19 (unaudited)	Year Ended May 31, 2019	Period from 01/25/18 (a) to 05/31/18
Investments in underlying funds	0.01%	0.01%	—%

(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.74%.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

80	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund

	Institutional
	Six Months Ended 11/30/19 (unaudited)		Year Ended May 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$11.11		$10.98	$11.21	$11.58	$11.31	$11.21

Net investment income(a)	0.20		0.43	0.45	0.46	0.46	0.46
Net realized and unrealized gain (loss)	(0.02)		0.13	(0.23)	(0.37)	0.27	0.10

Net increase from investment operations	0.18		0.56	0.22	0.09	0.73	0.56

Distributions from net investment income(b)	(0.20)		(0.43)	(0.45)	(0.46)	(0.46)	(0.46)

Net asset value, end of period	$11.09		$11.11	$10.98	$11.21	$11.58	$11.31

Total Return(c)
Based on net asset value	1.58	%(d)	5.22%	2.02%	0.81%	6.59%	5.02%

Ratios to Average Net Assets
Total expenses	0.94	%(e)	1.04%	0.97%	0.95%	0.87%	0.87%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.76	%(e)	0.84%	0.78%	0.78%	0.79%	0.78%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(f)	0.54	%(e)	0.54%	0.55%	0.61%	0.71%	0.71%

Net investment income	3.51	%(e)	3.93%	4.06%	4.05%	4.04%	4.01%

Supplemental Data
Net assets, end of period (000)	$396,196		$379,911	$356,315	$298,557	$327,314	$321,896

Borrowings outstanding, end of period (000)	$64,781		$64,404	$70,199	$59,064	$49,627	$46,127

Portfolio turnover rate	12%		23%	17%	18%	19%	18%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)

	Service
	Six Months Ended 11/30/19 (unaudited)		Year Ended May 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$11.13		$10.99	$11.22	$11.59	$11.31	$11.22

Net investment income(a)	0.18		0.40	0.42	0.43	0.44	0.44
Net realized and unrealized gain (loss)	(0.03)		0.14	(0.23)	(0.37)	0.28	0.09

Net increase from investment operations	0.15		0.54	0.19	0.06	0.72	0.53

Distributions from net investment income(b)	(0.18)		(0.40)	(0.42)	(0.43)	(0.44)	(0.44)

Net asset value, end of period	$11.10		$11.13	$10.99	$11.22	$11.59	$11.31

Total Return(c)
Based on net asset value	1.37	%(d)	5.05%	1.76%	0.59%	6.50%	4.73%

Ratios to Average Net Assets
Total expenses	1.16	%(e)	1.26%	1.19%	1.13%	1.12%	1.04%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.01	%(e)	1.09%	1.03%	1.00%	0.97%	0.96%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(f)	0.79	%(e)	0.79%	0.80%	0.83%	0.89%	0.89%

Net investment income	3.25	%(e)	3.67%	3.81%	3.84%	3.85%	3.83%

Supplemental Data
Net assets, end of period (000)	$2,084		$2,080	$1,783	$1,427	$1,217	$8,636

Borrowings outstanding, end of period (000)	$64,781		$64,404	$70,199	$59,064	$49,627	$46,127

Portfolio turnover rate	12%		23%	17%	18%	19%	18%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

82	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)

	Investor A
	Six Months Ended 11/30/19 (unaudited)		Year Ended May 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$11.13		$10.99	$11.22	$11.59	$11.32	$11.23

Net investment income(a)	0.18		0.40	0.42	0.43	0.44	0.44
Net realized and unrealized gain (loss)	(0.03)		0.14	(0.23)	(0.37)	0.27	0.09

Net increase from investment operations	0.15		0.54	0.19	0.06	0.71	0.53

Distributions from net investment income(b)	(0.18)		(0.40)	(0.42)	(0.43)	(0.44)	(0.44)

Net asset value, end of period	$11.10		$11.13	$10.99	$11.22	$11.59	$11.32

Total Return(c)
Based on net asset value	1.37	%(d)	5.05%	1.76%	0.59%	6.40%	4.73%

Ratios to Average Net Assets
Total expenses	1.10	%(e)	1.19%	1.16%	1.11%	1.04%	1.02%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.01	%(e)	1.09%	1.03%	1.00%	0.97%	0.96%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	0.79	%(e)	0.79%	0.80%	0.83%	0.89%	0.89%

Net investment income	3.26	%(e)	3.67%	3.82%	3.83%	3.85%	3.83%

Supplemental Data
Net assets, end of period (000)	$128,600		$110,756	$98,414	$130,405	$88,994	$64,720

Borrowings outstanding, end of period (000)	$64,781		$64,404	$70,199	$59,064	$49,627	$46,127

Portfolio turnover rate	12%		23%	17%	18%	19%	18%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)

	Investor A1
	Six Months Ended 11/30/19 (unaudited)		Year Ended May 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$11.13		$11.00	$11.22	$11.60	$11.33	$11.23

Net investment income(a)	0.19		0.42	0.44	0.45	0.46	0.46
Net realized and unrealized gain (loss)	(0.02)		0.13	(0.22)	(0.38)	0.27	0.10

Net increase from investment operations	0.17		0.55	0.22	0.07	0.73	0.56

Distributions from net investment income(b)	(0.19)		(0.42)	(0.44)	(0.45)	(0.46)	(0.46)

Net asset value, end of period	$11.11		$11.13	$11.00	$11.22	$11.60	$11.33

Total Return(c)
Based on net asset value	1.53	%(d)	5.11%	2.01%	0.66%	6.57%	5.00%

Ratios to Average Net Assets
Total expenses	0.97	%(e)	1.05%	0.98%	0.94%	0.87%	0.86%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.86	%(e)	0.94%	0.88%	0.85%	0.81%	0.80%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(f)	0.64	%(e)	0.64%	0.65%	0.68%	0.73%	0.73%

Net investment income	3.41	%(e)	3.83%	3.96%	3.99%	4.02%	4.00%

Supplemental Data
Net assets, end of period (000)	$10,374		$10,502	$13,763	$15,266	$16,030	$16,548

Borrowings outstanding, end of period (000)	$64,781		$64,404	$70,199	$59,064	$49,627	$46,127

Portfolio turnover rate	12%		23%	17%	18%	19%	18%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

84	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)

	Investor C
	Six Months Ended 11/30/19 (unaudited)		Year Ended May 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$11.12		$10.99	$11.22	$11.59	$11.32	$11.22

Net investment income(a)	0.14		0.32	0.34	0.35	0.35	0.35
Net realized and unrealized gain (loss)	(0.02)		0.13	(0.23)	(0.37)	0.27	0.10

Net increase (decrease) from investment operations	0.12		0.45	0.11	(0.02)	0.62	0.45

Distributions from net investment income(b)	(0.14)		(0.32)	(0.34)	(0.35)	(0.35)	(0.35)

Net asset value, end of period	$11.10		$11.12	$10.99	$11.22	$11.59	$11.32

Total Return(c)
Based on net asset value	1.08	%(d)	4.18%	1.01%	(0.17)%	5.57%	4.01%

Ratios to Average Net Assets
Total expenses	1.86	%(e)	1.95%	1.87%	1.84%	1.76%	1.75%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.76	%(e)	1.84%	1.78%	1.76%	1.76%	1.74%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	1.54	%(e)	1.54%	1.54%	1.59%	1.68%	1.68%

Net investment income	2.51	%(e)	2.93%	3.06%	3.08%	3.07%	3.04%

Supplemental Data
Net assets, end of period (000)	$30,083		$29,936	$32,105	$33,427	$34,195	$28,972

Borrowings outstanding, end of period (000)	$64,781		$64,404	$70,199	$59,064	$49,627	$46,127

Portfolio turnover rate	12%		23%	17%	18%	19%	18%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	85

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)

	Investor C1
	Six Months Ended 11/30/19 (unaudited)		Year Ended May 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$11.11		$10.98	$11.21	$11.58	$11.31	$11.21

Net investment income(a)	0.00	(b)	0.36	0.39	0.39	0.40	0.39
Net realized and unrealized gain (loss)	0.13		0.13	(0.23)	(0.37)	0.27	0.10

Net increase from investment operations	0.13		0.49	0.16	0.02	0.67	0.49

Distributions from net investment income(c)	(0.15)		(0.36)	(0.39)	(0.39)	(0.40)	(0.39)

Net asset value, end of period	$11.09		$11.11	$10.98	$11.21	$11.58	$11.31

Total Return(d)
Based on net asset value	1.15	%(e)	4.62%	1.42%	0.23%	6.01%	4.45%

Ratios to Average Net Assets
Total expenses	1.89	%(f)	1.52%	1.47%	1.44%	1.36%	1.35%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.40	%(f)	1.41%	1.36%	1.36%	1.34%	1.33%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(g)	1.17	%(f)	1.11%	1.14%	1.19%	1.26%	1.26%

Net investment income	(0.08	)%(f)	3.31%	3.48%	3.47%	3.49%	3.46%

Supplemental Data
Net assets, end of period (000)	$1		$8	$1,580	$1,575	$4,528	$4,735

Borrowings outstanding, end of period (000)	$64,781		$64,404	$70,199	$59,064	$49,627	$46,127

Portfolio turnover rate	12%		23%	17%	18%	19%	18%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

86	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)

	Class K
	Six Months Ended 11/30/19 (unaudited)		Year Ended May 31, 2019	Period from 01/25/18 (a) to 05/31/18

Net asset value, beginning of period	$11.11		$10.98	$11.07

Net investment income(b)	0.20		0.43	0.15
Net realized and unrealized gain (loss)	(0.02)		0.13	(0.09)

Net increase from investment operations	0.18		0.56	0.06

Distributions from net investment income(c)	(0.20)		(0.43)	(0.15)

Net asset value, end of period	$11.09		$11.11	$10.98

Total Return(d)
Based on net asset value	1.61	%(e)	5.28%	0.60	%(e)

Total expenses	0.80	%(f)	0.90%	0.84	%(f)(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.71	%(f)	0.79%	0.72	%(f)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(h)	0.49	%(f)	0.49%	0.49	%(f)

Net investment income	3.56	%(f)	3.98%	4.41	%(f)

Supplemental Data
Net assets, end of period (000)	$3,466		$2,329	$2,488

Borrowings outstanding, end of period (000)	$64,781		$64,404	$70,199

Portfolio turnover rate	12%		23%	17%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.84%.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	87

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund

	Institutional
	Six Months Ended 11/30/19 (unaudited)		Year Ended May 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$11.70		$11.75	$11.57	$11.79	$11.24	$11.35

Net investment income(a)	0.15		0.35	0.33	0.31	0.31	0.32
Net realized and unrealized gain (loss)	0.03		0.14	0.18	(0.07)	0.55	(0.07)

Net increase from investment operations	0.18		0.49	0.51	0.24	0.86	0.25

Distributions(b)
From net investment income	(0.15)		(0.35)	(0.33)	(0.31)	(0.31)	(0.32)
From net realized gain	—		(0.19)	—	(0.15)	—	(0.04)

Total distributions	(0.15)		(0.54)	(0.33)	(0.46)	(0.31)	(0.36)

Net asset value, end of period	$11.73		$11.70	$11.75	$11.57	$11.79	$11.24

Total Return(c)
Based on net asset value	1.56	%(d)	4.41%	4.47%	2.13%	7.76%	2.13%

Ratios to Average Net Assets(e)
Total expenses	0.76	%(f)	0.82%	0.81%	0.74%	0.72%	0.69%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.71	%(f)	0.77%	0.75%	0.69%	0.67%	0.64%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(g)	0.54	%(f)	0.55%	0.57%	0.57%	0.59%	0.59%

Net investment income	2.57	%(f)	3.05%	2.83%	2.71%	2.69%	2.82%

Supplemental Data
Net assets, end of period (000)	$9,329,511		$8,539,776	$5,791,442	$3,512,455	$3,197,986	$2,186,540

Borrowings outstanding, end of period (000)	$952,738		$960,205	$767,480	$526,645	$412,485	$298,790

Portfolio turnover rate	56%		68%	145%	171%	174%	185%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/19 (unaudited)	Year Ended May 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

88	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)

	Investor A
	Six Months Ended 11/30/19 (unaudited)		Year Ended May 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$11.69		$11.74	$11.56	$11.78	$11.23	$11.35

Net investment income(a)	0.14		0.33	0.31	0.29	0.28	0.28
Net realized and unrealized gain (loss)	0.03		0.14	0.18	(0.07)	0.55	(0.07)

Net increase from investment operations	0.17		0.47	0.49	0.22	0.83	0.21

Distributions(b)
From net investment income	(0.14)		(0.33)	(0.31)	(0.29)	(0.28)	(0.29)
From net realized gain	—		(0.19)	—	(0.15)	—	(0.04)

Total distributions	(0.14)		(0.52)	(0.31)	(0.44)	(0.28)	(0.33)

Net asset value, end of period	$11.72		$11.69	$11.74	$11.56	$11.78	$11.23

Total Return(c)
Based on net asset value	1.44	%(d)	4.17%	4.26%	1.92%	7.62%	1.81%

Ratios to Average Net Assets(e)
Total expenses	0.98	%(f)	1.05%	1.02%	0.95%	0.94%	0.92%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.93	%(f)	1.00%	0.96%	0.90%	0.89%	0.87%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(g)	0.76	%(f)	0.78%	0.78%	0.78%	0.80%	0.82%

Net investment income	2.34	%(f)	2.82%	2.63%	2.50%	2.47%	2.59%

Supplemental Data
Net assets, end of period (000)	$2,118,889		$1,846,094	$1,441,879	$1,049,555	$1,111,770	$801,753

Borrowings outstanding, end of period (000)	$952,738		$960,205	$767,480	$526,645	$412,485	$298,790

Portfolio turnover rate	56%		68%	145%	171%	174%	185%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/19 (unaudited)	Year Ended May 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	89

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)

	Investor A1
	Six Months Ended 11/30/19 (unaudited)		Year Ended May 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$11.70		$11.75	$11.56	$11.79	$11.23	$11.35

Net investment income(a)	0.15		0.35	0.32	0.31	0.30	0.31
Net realized and unrealized gain (loss)	0.03		0.14	0.19	(0.09)	0.56	(0.09)

Net increase from investment operations	0.18		0.49	0.51	0.22	0.86	0.22

Distributions(b)
From net investment income	(0.15)		(0.35)	(0.32)	(0.30)	(0.30)	(0.30)
From net realized gain	—		(0.19)	—	(0.15)	—	(0.04)

Total dividends and distributions	(0.15)		(0.54)	(0.32)	(0.45)	(0.30)	(0.34)

Net asset value, end of period	$11.73		$11.70	$11.75	$11.56	$11.79	$11.23

Total Return(c)
Based on net asset value	1.53	%(d)	4.33%	4.49%	1.98%	7.78%	1.94%

Ratios to Average Net Assets(e)
Total expenses	0.82	%(f)	0.90%	0.88%	0.81%	0.79%	0.78%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.77	%(f)	0.84%	0.83%	0.76%	0.74%	0.73%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(g)	0.60	%(f)	0.62%	0.64%	0.64%	0.66%	0.68%

Net investment income	2.53	%(f)	2.99%	2.77%	2.64%	2.65%	2.70%

Supplemental Data
Net assets, end of period (000)	$27,239		$27,606	$29,233	$30,691	$33,472	$34,264

Borrowings outstanding, end of period (000)	$952,738		$960,205	$767,480	$526,645	$412,485	$298,790

Portfolio turnover rate	56%		68%	145%	171%	174%	185%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/19 (unaudited)	Year Ended May 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

90	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)

	Investor C
	Six Months Ended 11/30/19 (unaudited)		Year Ended May 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$11.70		$11.75	$11.56	$11.79	$11.23	$11.35

Net investment income(a)	0.09		0.24	0.22	0.20	0.20	0.20
Net realized and unrealized gain (loss)	0.03		0.14	0.19	(0.08)	0.56	(0.08)

Net increase from investment operations	0.12		0.38	0.41	0.12	0.76	0.12

Distributions(b)
From net investment income	(0.09)		(0.24)	(0.22)	(0.20)	(0.20)	(0.20)
From net realized gain	—		(0.19)	—	(0.15)	—	(0.04)

Total distributions	(0.09)		(0.43)	(0.22)	(0.35)	(0.20)	(0.24)

Net asset value, end of period	$11.73		$11.70	$11.75	$11.56	$11.79	$11.23

Total Return(c)
Based on net asset value	1.06	%(d)	3.39%	3.54%	1.05%	6.80%	1.03%

Ratios to Average Net Assets(e)
Total expenses	1.74	%(f)	1.81%	1.79%	1.72%	1.70%	1.69%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.68	%(f)	1.75%	1.73%	1.67%	1.65%	1.64%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(g)	1.52	%(f)	1.53%	1.55%	1.55%	1.57%	1.58%

Net investment income	1.60	%(f)	2.07%	1.86%	1.73%	1.72%	1.80%

Supplemental Data
Net assets, end of period (000)	$316,427		$307,887	$269,156	$251,966	$262,800	$205,674

Borrowings outstanding, end of period (000)	$952,738		$960,205	$767,480	$526,645	$412,485	$298,790

Portfolio turnover rate	56%		68%	145%	171%	174%	185%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/19 (unaudited)	Year Ended May 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	91

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)

	Class K
	Six Months Ended 11/30/19 (unaudited)		Year Ended 05/31/19	Period from 01/25/18 (a) to 05/31/18

Net asset value, beginning of period	$11.70		$11.75	$11.73

Net investment income(b)	0.15		0.36	0.11
Net realized and unrealized gain	0.04		0.14	0.02

Net increase from investment operations	0.19		0.50	0.13

Distributions(c)
From net investment income	(0.16)		(0.36)	(0.11)
From net realized gain	—		(0.19)	—

Total distributions	(0.16)		(0.55)	(0.11)

Net asset value, end of period	$11.73		$11.70	$11.75

Total Return(d)
Based on net asset value	1.59	%(e)	4.47%	1.16	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.69	%(h)	0.76%	0.74	%(g)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.64	%(h)	0.71%	0.68	%(h)

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(i)	0.47	%(h)	0.48%	0.50	%(h)

Net investment income	2.61	%(h)	3.11%	3.20	%(h)

Supplemental Data
Net assets, end of period (000)	$208,970		$126,051	$63,971

Borrowings outstanding, end of period (000)	$952,738		$960,205	$767,480

Portfolio turnover rate	56%		68%	145%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/19 (unaudited)	Year Ended 05/31/19	Period from 01/25/18 (a) to 05/31/18
Investments in underlying funds	0.01%	0.01%	0.01%

(g)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.74%.
(h)	Annualized.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

92	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock California Municipal Series Trust, BlackRock Multi-State Municipal Series Trust and BlackRock Municipal Series Trust (each, a “Trust” or collectively, the “Trusts”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Trust is organized as a Massachusetts business trust.

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification
BlackRock California Municipal Series Trust	BlackRock California Municipal Opportunities Fund	California Municipal Opportunities	Diversified
BlackRock Multi-State Municipal Series Trust	BlackRock New Jersey Municipal Bond Fund	New Jersey Municipal Bond	Non-diversified
	BlackRock Pennsylvania Municipal Bond Fund	Pennsylvania Municipal Bond	Non-diversified
BlackRock Municipal Series Trust	BlackRock Strategic Municipal Opportunities Fund	Strategic Municipal Opportunities	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Investor A1 and C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans and, for California Municipal Opportunities only, fee based programs previously approved by the Fund. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge		CDSC		Conversion Privilege
Institutional, Service and Class K Shares	No		No		None
Investor A Shares	Yes		No	(a)	None
Investor A1 Shares	No	(b)	No	(c)	None
Investor C Shares	No		Yes	(d)	To Investor A Shares after approximately 10 years
Investor C1 Shares	No		No	(e)	To Investor A Shares after approximately 10 years	(f)

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)

Investor A1 Shares are subject to a maximum sales charge on purchases of 1.00%. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans or, for California Municipal Opportunities only, fee based programs previously approved by the Fund, which are currently the only investors who may invest in Investor A1 Shares.

(c)

Investor A1 Shares may be subject to CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders and, for California Municipal Opportunities only, fee based programs previously approved by the Fund.

(d)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.
(e)

A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders and, for California Municipal Opportunities only, fee based programs previously approved by the Fund.

(f)	Effective on or about the close of business on February 24, 2020, all issued and outstanding Investor C1 Shares will be converted into Investor A Shares.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements  (continued)

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of each Trust (the “Board”) effective January 1, 2019, the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal period ended November 30, 2019. The adjusted cost basis of securities at May 31, 2019, are as follows:

California Municipal Opportunities Fund	$3,450,938,849
Pennsylvania Municipal Bond Fund	576,927,449
Strategic Municipal Opportunities Fund	11,343,555,410

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•

Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the ETF is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

94	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access.

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements  (continued)

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates or the Liquidity Provider, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates or Loan for TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
California Municipal Opportunities	$1,758,841	$526,665	$144,538	$2,430,044
New Jersey Municipal Bond	140,322	39,423	21,974	201,719
Pennsylvania Municipal Bond	432,701	127,046	40,725	600,472
Strategic Municipal Opportunities	6,793,911	2,098,131	640,567	9,532,609

For the six months ended November 30, 2019, the following table is a summary of each fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
California Municipal Opportunities	$583,045,465	$244,322,162	1.06% — 1.35%	$246,255,495	1.98%
New Jersey Municipal Bond	39,834,824	22,053,726	1.09% — 1.25%	19,559,545	2.06
Pennsylvania Municipal Bond	124,048,596	64,781,010	1.12% — 1.28%	61,244,093	1.96
Strategic Municipal Opportunities	1,532,830,014	952,738,285	1.06% — 1.35%	953,099,715	2.00

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at November 30, 2019, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at November 30, 2019.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in

96	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust, on behalf of its Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
First $1 Billion	0.38%	0.52%	0.52%	0.55%
$1 Billion — $3 Billion	0.36	0.49	0.49	0.52
$3 Billion — $5 Billion	0.34	0.47	0.47	0.50
$5 Billion — $10 Billion	0.33	0.45	0.45	0.48
Greater than $10 Billion	0.32	0.44	0.44	0.47

Service and Distribution Fees: Each Trust, on behalf of its Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees
	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Service	—%	0.25%	0.25%	—%
Investor A	0.25	0.25	0.25	0.25
Investor A1	0.10	0.10	0.10	0.10
Investor C	0.25	0.25	0.25	0.25
Investor C1	0.25	0.25	0.25	—

	Distribution Fees
	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Investor C	0.75%	0.75%	0.75%	0.75%
Investor C1	0.35	0.35	0.35	—

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended November 30, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Service and Distribution Fees	Service	Investor A	Investor A1	Investor C	Investor C1	Total
California Municipal Opportunities	$—	$1,327,513	$56,200	$786,580	$609	$2,170,902
New Jersey Municipal Bond	9,788	126,668	9,762	164,977	69	311,264
Pennsylvania Municipal Bond	2,762	150,487	5,249	150,583	8	309,089
Strategic Municipal Opportunities	—	2,496,206	13,758	1,562,982	—	4,072,946

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements  (continued)

fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2019, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Total
New Jersey Municipal Bond	$44,842	$—	$44,842
Pennsylvania Municipal Bond	166,340	—	166,340
Strategic Municipal Opportunities	440,697	262	440,959

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended November 30, 2019, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Total
California Municipal Opportunities	$1,615	$—	$1,504	$503	$293	$72	$3,987
New Jersey Municipal Bond	189	320	192	171	88	—	960
Pennsylvania Municipal Bond	308	24	308	113	41	—	794
Strategic Municipal Opportunities	6,493	—	3,290	69	586	160	10,598

For the six months ended November 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Class K	Total
California Municipal Opportunities	$585,477	$—	$309,402	$19,479	$46,492	$120	$852	$961,822
New Jersey Municipal Bond	102,539	2,525	34,564	4,402	8,610	23	21	152,684
Pennsylvania Municipal Bond	283,269	1,245	34,214	3,808	9,719	6	148	332,409
Strategic Municipal Opportunities	3,439,190	—	482,433	4,939	80,624	—	2,709	4,009,895

Other Fees: For the six months ended November 30, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Investor A	$12,087	$2,680	$6,652	$22,591

For the six months ended November 30, 2019, affiliates received CDSCs as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Investor A	$84,871	$3,755	$40	$134,336
Investor C	8,789	1,783	347	15,200

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to Strategic Municipal Opportunities, the Manager contractually agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.05% of the Fund’s average daily net assets through September 30, 2020. The agreement may be terminated upon 90 days’ notice by a majority of Independent Trustees of BlackRock Municipal Series Trust or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended November 30, 2019, the Manager waived $2,869,187 which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended November 30, 2019, the amounts waived were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Amount waived	$48,346	$8,121	$6,267	$141,387

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through September 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

98	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the six months ended November 30, 2019, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

California Municipal Opportunities
Amount waived	$199,417

With respect to California Municipal Opportunities, New Jersey Municipal Bond and Pennsylvania Municipal Bond, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business. The current expense limitations as a percentage of average daily net assets are as follows:

Share Class	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond
Institutional	0.44%	0.52%	0.54%
Service	—	0.77	0.79
Investor A	0.69	0.77	0.79
Investor A1	0.54	0.62	0.64
Investor C	1.44	1.52	1.54
Investor C1	1.04	1.12	1.14
Class K	0.39	0.47	0.49

The Manager has agreed not to reduce or discontinue these contractual expense limitations through September 30, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the applicable Fund.

In addition, the following Funds had a waiver of investment advisory fees, which are included in fees waived and/or reimbursed by Manager in the Statements of Operations. For the six months ended November 30, 2019, the amounts waived were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond
Amount waived	$2,733	$214,719	$237,693

For the six months ended November 30, 2019, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Amount reimbursed	$18,372	$1,933	$3,103	$61,034

For the six months ended November 30, 2019, the amounts included in transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations were as follows:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Class K	Total
California Municipal Opportunities	$—	$—	$395	$—	$125	$69	$30	$619
New Jersey Municipal Bond	55,006	568	9,243	—	500	21	20	65,358
Pennsylvania Municipal Bond	185,662	692	4,117	1,183	2,190	5	147	193,996

With respect to the contractual expense limitation, if during California Municipal Opportunities’ fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses for California Municipal Opportunities and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective December 1, 2019, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

NOTES TO FINANCIAL STATEMENTS	99

Notes to Financial Statements  (continued)

For the six months ended November 30, 2019, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by California Municipal Opportunities:

Fund Level	$60,680
Institutional	51,483
Investor A	20,264
Investor C	2,872
Class K	822

As of November 30, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring December 1, 2019
Fund Level	$214,197
Investor A	2,335
Investor	12,049
Investor C1	694
Class K	30

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended November 30, 2019, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended November 30, 2019, purchases and sales of investments and excluding short-term securities, were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Purchases	$3,390,168,887	$81,374,626	$80,440,614	$7,686,901,802
Sales	3,133,079,382	38,248,490	73,493,834	6,894,957,698

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended May 31, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of November 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of May 31, 2019, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund
$5,580,654	$15,414,729

100	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of November 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund
Tax cost	$3,759,973,057	$342,546,042	$536,640,142	$11,969,074,905

Gross unrealized appreciation	$147,579,482	$28,719,898	$34,147,907	$503,136,764
Gross unrealized depreciation	(3,608,800)	(1,010,259)	(3,386,168)	(32,386,818)

Net unrealized appreciation	$143,970,682	$27,709,639	$30,761,739	$470,749,946

9.	BANK BORROWINGS

Each Trust, on behalf of its Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended Novemebr 30, 2019, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

NOTES TO FINANCIAL STATEMENTS	101

Notes to Financial Statements  (continued)

Counterparty Credit Risk: Certain Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Each Fund invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject each Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Funds’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, New Jersey Municipal Bond invested a significant portion of its assets in securities in the transportation sector. Pennsylvania Municipal Bond invested a significant portion of its assets in securities in the health sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/19		Year Ended 05/31/19
BlackRock California Municipal Opportunities Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	36,031,274	$460,310,170	115,908,754	$1,456,570,908
Shares issued in reinvestment of distributions	1,582,445	20,220,092	4,793,829	59,951,733
Shares redeemed	(14,719,754)	(188,067,872)	(55,324,342)	(691,717,890)

Net increase	22,893,965	$292,462,390	65,378,241	$824,804,751

Investor A
Shares sold	23,382,470	$298,528,560	40,902,353	$514,860,620
Shares issued in reinvestment of distributions	764,414	9,758,787	2,456,061	30,677,114
Shares redeemed	(5,905,460)	(75,363,347)	(18,780,774)	(235,673,424)

Net increase	18,241,424	$232,924,000	24,577,640	$309,864,310

Investor A1
Shares sold	17	$219	218	$3,114
Shares issued in reinvestment of distributions	56,572	722,743	246,117	3,077,643
Shares redeemed	(175,377)	(2,241,675)	(699,828)	(8,821,600)

Net decrease	(118,788)	$(1,518,713)	(453,493)	$(5,740,843)

Investor C
Shares sold	1,987,260	$25,382,438	4,097,737	$51,632,420
Shares issued in reinvestment of distributions	68,955	881,018	355,383	4,436,387
Shares redeemed	(1,260,841)	(16,114,352)	(2,330,412)	(29,269,082)

Net increase	795,374	$10,149,104	2,122,708	$26,799,725

102	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Six Months Ended 11/30/19		Year Ended 05/31/19
BlackRock California Municipal Opportunities Fund (continued)	Shares	Amount	Shares	Amount
Investor C1
Shares sold	—	$—	—	$69
Shares issued in reinvestment of distributions	1	2	1,970	24,887
Shares redeemed	—	—	(180,293)	(2,263,760)

Net decrease	1	$2	(178,323)	$(2,238,804)

Class K
Shares sold	1,297,339	$16,579,363	8,156,044	$101,572,186
Shares issued in reinvestment of distributions	75,667	967,355	170,426	2,135,970
Shares redeemed	(524,626)	(6,705,011)	(2,256,800)	(28,241,497)

Net decrease	848,380	$10,841,707	6,069,670	$75,466,659

Total Net Increase	42,660,356	$544,858,490	97,516,443	$1,228,955,798

	Six Months Ended 11/30/19		Year Ended 05/31/19
BlackRock New Jersey Municipal Bond Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,206,196	$25,066,114	4,493,677	$49,467,803
Shares issued in reinvestment of distributions	175,336	1,994,751	308,429	3,399,468
Shares redeemed	(960,618)	(10,919,598)	(2,812,478)	(30,789,124)

Net increase	1,420,914	$16,141,267	1,989,628	$22,078,147

Service
Shares sold	558	$6,340	47,225	$526,273
Shares issued in reinvestment of distributions	9,739	110,793	21,785	239,932
Shares redeemed	(16,723)	(189,477)	(89,106)	(975,883)

Net decrease	(6,426)	$(72,344)	(20,096)	$(209,678)

Investor A
Shares sold	2,315,145	$26,401,090	3,440,961	$37,829,122
Shares issued in reinvestment of distributions	125,296	1,426,668	222,128	2,449,784
Shares redeemed	(804,340)	(9,153,870)	(2,262,696)	(24,740,736)

Net increase	1,636,101	$18,673,888	1,400,393	$15,538,170

Investor A1
Shares sold	1	$25	70	$762
Shares issued in reinvestment of distributions	18,486	210,573	42,174	465,111
Shares redeemed	(55,726)	(632,810)	(151,921)	(1,669,810)

Net decrease	(37,239)	$(422,212)	(109,677)	$(1,203,937)

Investor C
Shares sold	489,079	$5,563,000	750,824	$8,268,272
Shares issued in reinvestment of distributions	28,762	327,104	59,723	657,763
Shares redeemed	(289,585)	(3,296,141)	(717,461)	(7,849,651)

Net increase	228,256	$2,593,963	93,086	$1,076,384

Investor C1
Shares sold	3	$38	—	$(125)
Shares issued in reinvestment of distributions	17	196	1,680	18,429
Shares redeemed	—	—	(121,889)	(1,315,730)

Net increase (decrease)	20	$234	(120,209)	$(1,297,426)

Class K
Shares sold	23,004	$261,544	38,184	$422,503
Shares issued in reinvestment of distributions	2,389	27,174	5,229	57,581
Shares redeemed	(1,132)	(12,876)	(57,195)	(632,450)

Net increase (decrease)	24,261	$275,842	(13,782)	$(152,366)

Total Net Increase	3,265,887	$37,190,638	3,219,343	$35,829,294

NOTES TO FINANCIAL STATEMENTS	103

Notes to Financial Statements  (continued)

	Six Months Ended 11/30/19		Year Ended 05/31/19
BlackRock Pennsylvania Municipal Bond Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,968,034	$33,129,425	9,419,819	$102,303,401
Shares issued in reinvestment of distributions	274,677	3,065,255	500,787	5,456,679
Shares redeemed	(1,699,296)	(18,966,664)	(8,187,076)	(88,538,178)

Net increase	1,543,415	$17,228,016	1,733,530	$19,221,902

Service
Shares sold	110,494	$1,238,042	87,159	$946,989
Shares issued in reinvestment of distributions	3,186	35,603	5,707	62,276
Shares redeemed	(112,833)	(1,265,991)	(68,175)	(732,397)

Net decrease	847	$7,654	24,691	$276,868

Investor A
Shares sold	1,940,968	$21,731,766	3,381,545	$36,743,125
Shares issued in reinvestment of distributions	166,986	1,865,623	308,066	3,359,167
Shares redeemed	(478,784)	(5,350,913)	(2,688,372)	(29,200,775)

Net increase	1,629,170	$18,246,476	1,001,239	$10,901,517

Investor A1
Shares sold	—	$—	16	$208
Shares issued in reinvestment of distributions	9,469	105,838	23,489	256,039
Shares redeemed	(18,885)	(210,816)	(331,516)	(3,572,846)

Net decrease	(9,416)	$(104,978)	(308,011)	$(3,316,599)

Investor C
Shares sold	361,320	$4,036,866	351,430	$3,835,593
Shares issued in reinvestment of distributions	31,019	346,489	73,632	802,268
Shares redeemed	(373,081)	(4,185,055)	(655,353)	(7,117,874)

Net increase (decrease)	19,258	$198,300	(230,291)	$(2,480,013)

Investor C1
Shares sold	—	$—	5	$(340)
Shares issued in reinvestment of distributions	3	35	2,194	23,818
Shares redeemed	(699)	(7,800)	(145,368)	(1,554,847)

Net decrease	(696)	$(7,765)	(143,169)	$(1,531,369)

Class K
Shares sold	109,240	$1,218,356	113,348	$1,232,815
Shares issued in reinvestment of distributions	4,314	48,128	7,457	81,120
Shares redeemed	(10,489)	(117,211)	(137,868)	(1,487,711)

Net increase (decrease)	103,065	$1,149,273	(17,063)	$(173,776)

Total Net Increase	3,285,643	$36,716,976	2,060,926	$22,898,530

	Six Months Ended 11/30/19		Year Ended 05/31/19
BlackRock Strategic Municipal Opportunities Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	154,279,159	$1,809,801,092	424,159,901	$4,902,103,070
Shares issued in reinvestment of distributions	7,588,082	88,996,647	22,190,343	255,471,978
Shares redeemed	(96,560,654)	(1,133,080,033)	(209,250,857)	(2,408,474,429)

Net increase	65,306,587	$765,717,706	237,099,387	$2,749,100,619

Investor A
Shares sold	33,324,650	$390,730,552	70,818,841	$819,966,183
Shares issued in reinvestment of distributions	1,863,012	21,846,915	5,863,312	67,460,707
Shares redeemed	(12,356,458)	(144,770,682)	(41,574,543)	(479,087,785)

Net increase	22,831,204	$267,806,785	35,107,610	$408,339,105

104	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Six Months Ended 11/30/19		Year Ended 05/31/19
BlackRock Strategic Municipal Opportunities Fund (continued)	Shares	Amount	Shares	Amount
Investor A1
Shares sold	—	$—	14	$165
Shares issued in reinvestment of distributions	18,426	216,074	72,985	840,116
Shares redeemed	(56,193)	(659,266)	(201,324)	(2,330,888)

Net decrease	(37,767)	$(443,192)	(128,325)	$(1,490,607)

Investor C
Shares sold	3,099,524	$36,343,990	7,848,189	$90,763,176
Shares issued in reinvestment of distributions	190,476	2,233,910	840,284	9,657,647
Shares redeemed	(2,634,138)	(30,900,791)	(5,278,387)	(61,026,197)

Net increase	655,862	$7,677,109	3,410,086	$39,394,626

Class K
Shares sold	8,503,166	$99,568,737	7,541,691	$87,217,846
Shares issued in reinvestment of distributions	122,684	1,439,198	297,854	3,428,548
Shares redeemed	(1,587,327)	(18,609,570)	(2,509,491)	(28,969,680)

Net increase	7,038,523	$82,398,365	5,330,054	$61,676,714

Total Net Increase	95,794,409	$1,123,156,773	280,818,812	$3,257,020,457

As of November 30, 2019, shares owned by BlackRock Financial Management Inc., an affiliate of the Funds, were as follows:

Class K
California Municipal Opportunities	15,811
New Jersey Municipal Bond	18,124
Pennsylvania Municipal Bond	18,204
Strategic Municipal Opportunities	17,136

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	105

Disclosure of Investment Advisory Agreement

The Board of Trustees of each of BlackRock California Municipal Series Trust (the “California Municipal Series Trust”), BlackRock Multi-State Municipal Series Trust (the “Multi-State Municipal Series Trust”) and BlackRock Municipal Series Trust (the “Municipal Series Trust,” along with the California Municipal Series Trust and the Multi-State Municipal Series Trust, each, a “Trust”) met in person on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”) to consider the approval of the investment advisory agreements (collectively, the “Advisory Agreements” or the “Agreements”) between the California Municipal Series Trust, on behalf of its series BlackRock California Municipal Opportunities Fund (the “California Municipal Opportunities Fund”), the Multi-State Municipal Series Trust, on behalf of its series BlackRock New Jersey Municipal Bond Fund (the “New Jersey Municipal Bond Fund”) and BlackRock Pennsylvania Municipal Bond Fund (the “Pennsylvania Municipal Bond Fund”), and the Municipal Series Trust, on behalf of its series BlackRock Strategic Municipal Opportunities Fund (the “Strategic Municipal Opportunities Fund,” collectively with the California Municipal Opportunities Fund, the New Jersey Municipal Bond Fund and the Pennsylvania Municipal Bond Fund, the “Funds” and each, a “Fund”), respectively, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor. For simplicity: (a) the Board of Trustees of the Trusts are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of the Funds are referred to herein collectively as “shareholders.”

Activities and Composition of the Board

On the date of the June Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of each Trusts as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and each Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of

106	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) economies of scale; (c) fund expenses and potential fee waivers; and (d) differences in services provided and management fees between open-end funds and other product channels.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the California Municipal Opportunities Fund ranked in the first quartile against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, the New Jersey Municipal Bond Fund ranked in the third, first and first quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the New Jersey Municipal Bond Fund’s underperformance during the applicable period.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	107

Disclosure of Investment Advisory Agreement  (continued)

The Board noted that for the one-, three- and five-year periods reported, the Pennsylvania Municipal Bond Fund ranked in the third, second, and first quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Pennsylvania Municipal Bond Fund’s underperformance during the applicable period.

The Board noted that for the one-, three- and five-year periods reported, the Strategic Municipal Opportunities Fund ranked in the first quartile against its Performance Peers.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the California Municipal Opportunities Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the California Municipal Opportunities Fund’s Expense Peers. The Board also noted that the California Municipal Opportunities Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the California Municipal Opportunities Fund increases above certain contractually specified levels. The Board noted that if the size of the California Municipal Opportunities Fund were to decrease, the California Municipal Opportunities Fund could lose the benefit of one or more breakpoints. In addition, the Board noted that BlackRock and the Board have contractually agreed to a cap on the California Municipal Opportunities Fund’s total expenses as a percentage of the California Municipal Opportunities Fund’s average daily net assets on a class-by-class basis.

The Board noted that the New Jersey Municipal Bond Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the New Jersey Municipal Bond Fund’s Expense Peers. The Board also noted that the New Jersey Municipal Bond Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the New Jersey Municipal Bond Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the New Jersey Municipal Bond Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the New Jersey Municipal Bond Fund’s total expenses as a percentage of the New Jersey Municipal Bond Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Pennsylvania Municipal Bond Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Pennsylvania Municipal Bond Fund’s Expense Peers. The Board also noted that the Pennsylvania Municipal Bond Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Pennsylvania Municipal Bond Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Pennsylvania Municipal Bond Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Pennsylvania Municipal Bond Fund’s total expenses as a percentage of the Pennsylvania Municipal Bond Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Strategic Municipal Opportunities Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile, relative to the Strategic Municipal Opportunities Fund’s Expense Peers. The Board further noted that the Strategic Municipal Opportunities Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Strategic Municipal Opportunities Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Strategic Municipal Opportunities Fund could lose the benefit of one or more breakpoints. Additionally, the Board noted that BlackRock and the Board have contractually agreed to waive 0.05% of the advisory fee for the Strategic Municipal Opportunities Fund through September 30, 2020.

108	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and each Trust, on behalf of its respective Fund(s), for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	109

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of each of BlackRock California Municipal Series Trust, on behalf of its series BlackRock California Municipal Opportunities Fund, BlackRock Multi-State Municipal Series Trust, on behalf of its series BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund, and BlackRock Municipal Series Trust, on behalf of its series BlackRock Strategic Municipal Opportunities Fund, met on November 14-15, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity bucketing methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

110	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Trustee

Karen P. Robards, Co-Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

Henry Gabbay, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Effective September 4, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of each Trust.

Effective September 5, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of each Trust.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	111

Additional Information

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at blackrock.com.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

112	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BAN	Bond Anticipation Notes

BHAC	Berkshire Hathaway Assurance Corp.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

EDA	Economic Development Authority

EDC	Economic Development Corp.

ETF	Exchange-Traded Fund

GO	General Obligation Bonds

Portfolio Abbreviations (continued)

GTD	Guaranteed

HFA	Housing Finance Agency

IDA	Industrial Development Authority

LRB	Lease Revenue Bonds

M/F	Multi-Family

MRB	Mortgage Revenue Bonds

NPFGC	National Public Finance Guarantee Corp.

OTC	Over-the-Counter

PSF	Permanent School Fund

RB	Revenue Bonds

S&P	Standard & Poor’s

S/F	Single-Family

SONYMA	State of New York Mortgage Agency

SPDR	Standard & Poor’s Depository Receipts

ADDITIONAL INFORMATION	113

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MUNI4-11/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust

Date: February 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust

Date: February 3, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust

Date: February 3, 2020

3